TCW Conservative Allocation Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Shares	Value
INVESTMENT COMPANIES—99.5%
Diversified Equity Funds—18.9%
TCW Global Real Estate Fund—I Class(1)	102,574	$1,223,705
TCW Relative Value Large Cap Fund—I Class(1)	187,241	3,063,267
TCW Relative Value Mid Cap Fund—I Class(1)	5,797	174,187
TCW Select Equities Fund—I Class(1)	52,200	1,644,816

		6,105,975

Diversified Fixed Income Funds—65.4%
TCW Emerging Markets Income Fund—I Class(1)	32,077	210,424
TCW Global Bond Fund—I Class(1)	135,742	1,098,156
TCW MetWest High Yield Bond Fund—I Class(1)	17,627	164,110
TCW MetWest Low Duration Bond Fund—I Class(1)	160,750	1,339,046
TCW MetWest Total Return Bond Fund—I Class(1)	801,591	7,134,157
TCW MetWest Unconstrained Bond Fund—I Class(1)	319,974	3,295,728
TCW Securitized Bond Fund—I Class(1)	1,023,408	7,890,479

		21,132,100

Exchange-Traded Funds—14.1%
iShares Gold Trust(2)	6,315	333,874
iShares MSCI EAFE ETF	5,210	412,840
TCW Artificial Intelligence ETF(1)	5,732	172,419
TCW Compounders ETF(1)	90,904	3,127,788
TCW Transform Supply Chain ETF(1)	4,830	314,240
TCW Transform Systems ETF(1)	2,340	182,918

		4,544,079

Exchange-Traded Notes—1.1%
iPath Bloomberg Commodity Index Total Return ETN(2)	10,370	348,328

Total Exchange-traded Notes (Cost: $329,200)		348,328

Total Investment Companies (Cost: $29,495,650)		32,130,482

MONEY MARKET INVESTMENTS—0.7%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 4.33%(3)	204,943	204,943

Total Money Market Investments (Cost: $204,943)		204,943

Total Investments (100.2%) (Cost: $29,700,593)		32,335,425
Liabilities In Excess Of Other Assets (-0.2%)		(52,593)

Net Assets (100.0%)		$32,282,832

Notes to the Schedule of Investments:
ETF	Exchange-Traded Fund.
ETN	Exchange-Traded Note.
(1)	Affiliated issuer.
(2)	Non-income producing security.
(3)	Rate disclosed is the 7-day net yield as of January 31, 2025.

TCW Conservative Allocation Fund

Schedule of Investments (Continued)

The summary of the TCW Conservative Allocation Fund transactions in the affiliated funds for the period ended January 31, 2025 is as follows:

Name of Affiliated Fund	Value at October 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held January 31, 2025	Value at January 31, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Artificial Intelligence ETF	$157,796	$—	$2,331	5,732	$172,419	$—	$—	$1,599	$15,355
TCW Central Cash Fund	—	600,000	600,000	—	—	1,764	—	—	—
TCW Compounders ETF	3,184,346	319,462	243,873	90,904	3,127,788	301,879	—	10,876	(143,023)
TCW Emerging Markets Income Fund—I Class	208,039	6,150	2,890	32,077	210,424	5,102	—	(243)	(632)
TCW Global Bond Fund—I Class	1,123,044	10,830	15,418	135,742	1,098,156	8,104	—	(3,418)	(16,882)
TCW Global Real Estate Fund—I Class	1,299,842	8,655	17,887	102,574	1,223,705	8,655	—	3,835	(70,740)
TCW MetWest High Yield Bond Fund—I Class	164,199	2,682	2,256	17,627	164,110	2,660	—	(19)	(496)
TCW MetWest Low Duration Bond Fund—I Class	1,343,078	15,958	18,394	160,750	1,339,046	15,822	—	(904)	(692)
TCW MetWest Total Return Bond Fund—I Class	7,140,535	346,370	260,241	801,591	7,134,157	87,877	—	(52,945)	(39,562)
TCW MetWest Unconstrained Bond Fund—I Class	3,347,535	143,281	192,180	319,974	3,295,728	45,993	—	(25,855)	22,947
TCW Relative Value Large Cap Fund—I Class	3,136,088	192,699	255,640	187,241	3,063,267	23,413	169,286	28,749	(38,629)
TCW Relative Value Mid Cap Fund—I Class	163,066	14,309	2,363	5,797	174,187	1,536	12,773	1,002	(1,827)
TCW Securitized Bond Fund—I Class	8,410,602	192,740	568,586	1,023,408	7,890,479	144,526	—	(141,235)	(3,042)
TCW Select Equities Fund—I Class	1,732,949	233,094	235,862	52,200	1,644,816	—	233,094	46,020	(131,385)
TCW Transform Supply Chain ETF	161,305	163,224	—	4,830	314,240	1,167	—	—	(10,289)
TCW Transform Systems ETF	172,891	—	2,316	2,340	182,918	155	—	253	12,090

Total					$31,035,440	$648,653	$415,153	$(132,285)	$(406,807)

TCW Conservative Allocation Fund

Investments by Sector (Unaudited)	January 31, 2025

Sector	Percentage of Net Assets
Diversified Fixed Income Funds	65.4%
Diversified Equity Funds	18.9
Exchange-Traded Funds	14.1
Exchange-Traded Notes	1.1
Money Market Investments	0.7

Total	100.2%

TCW Conservative Allocation Fund

Fair Valuation Summary (Unaudited)	January 31, 2025

The following is a summary of the fair valuations according to the inputs used as of January 31, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$32,130,482	$—	$—	$32,130,482
Money Market Investments	204,943	—	—	204,943

Total Investments	$32,335,425	$—	$—	$32,335,425

TCW Global Real Estate Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Shares	Value
COMMON STOCK—95.3% of Net Assets
Australia—8.0%
Dexus	267,766	$1,198,254
Goodman Group	61,353	1,372,693
Mirvac Group	562,707	682,964

Total Australia (Cost: $3,089,023)		3,253,911

Belgium—2.6% (Cost: $1,258,835)
Shurgard Self Storage Ltd.	28,849	1,070,011

Canada—5.4%
Brookfield Corp.	13,696	840,343
BSR Real Estate Investment Trust	29,274	328,162
Killam Apartment Real Estate Investment Trust	91,983	1,049,873

Total Canada (Cost: $2,554,321)		2,218,378

Japan—4.5%
Mitsubishi Estate Co. Ltd.	61,400	893,615
Mitsui Fudosan Co. Ltd.	103,900	939,263

Total Japan (Cost: $1,716,088)		1,832,878

Singapore—2.1% (Cost: $1,007,023)
CapitaLand Ascendas REIT	457,000	868,767

Spain—5.8%
Cellnex Telecom SA(1)	31,227	1,048,059
Merlin Properties Socimi SA	113,345	1,308,926

Total Spain (Cost: $2,551,791)		2,356,985

United Kingdom—2.6% (Cost: $1,360,254)
Segro PLC	118,481	1,049,797

United States—64.3%
American Homes 4 Rent	18,455	639,097
American Tower Corp.	3,545	655,648
Americold Realty Trust, Inc.	61,787	1,350,046
CBRE Group, Inc.(1)	10,042	1,453,479
Cousins Properties, Inc.	30,670	936,355
Digital Realty Trust, Inc.	10,773	1,765,264
EastGroup Properties, Inc.	4,748	805,356
Equinix, Inc.	1,179	1,077,205
Essential Properties Realty Trust, Inc.	22,105	709,570
Gaming & Leisure Properties, Inc.	17,555	849,486
Jones Lang LaSalle, Inc.(1)	2,740	774,872
Lennar Corp.	8,000	1,049,920
Mid-America Apartment Communities, Inc.	8,472	1,292,658
Millrose Properties, Inc.(1)	4,000	44,240
NexPoint Residential Trust, Inc.	33,542	1,324,238
Phillips Edison & Co., Inc.	18,244	662,804
PotlatchDeltic Corp.	21,451	959,503
Prologis, Inc.	12,801	1,526,519
SBA Communications Corp.	7,637	1,508,766
Simon Property Group, Inc.	4,150	721,519
Toll Brothers, Inc.	5,311	721,287
Travel & Leisure Co.	30,966	1,683,312
VICI Properties, Inc.	32,504	967,644
Welltower, Inc.	14,362	1,960,126
Wyndham Hotels & Resorts, Inc.	7,208	756,984

Total United States (Cost: $24,514,208)		26,195,898

Total Common Stock (Cost: $38,051,543)		38,846,625

MONEY MARKET INVESTMENTS—4.3%

United States—4.3%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 4.33%(2)	100,341	100,341
TCW Central Cash Fund, 4.36%(2)(3)	1,650,000	1,650,000
Total Money Market Investments (Cost: $1,750,341)		1,750,341

Total Investments (99.6%) (Cost: $39,801,884)		40,596,966

Excess Of Other Assets Over Liabilities (0.4%)		155,354

Net Assets (100.0%)		$40,752,320

Notes to the Schedule of Investments:
REIT	Real Estate Investment Trust.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of January 31, 2025.
(3)	Affiliated issuer.

TCW Global Real Estate Fund

Schedule of Investments (Continued)

The summary of the TCW Global Real Estate Fund transactions in the affiliated funds for the period ended January 31, 2025 is as follows:

Name of Affiliated Fund	Value at October 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held January 31, 2025	Value at January 31, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$—	$2,750,000	$1,100,000	1,650,000	$1,650,000	$14,995	$—	$—	$—

Total					$1,650,000	$14,995	$—	$—	$—

TCW Global Real Estate Fund

Investments by Sector (Unaudited)	January 31, 2025

Sector	Percentage of Net Assets
Industrial REITs	17.2%
Diversified REITs	11.9
Specialized REITs	8.7
Multi-Family Residential REITs	6.6
Real Estate Services	5.5
Office REITs	5.2
Health Care REITs	4.8
Diversified Real Estate Activities	4.5
Homebuilding	4.4
Data Center REITs	4.3
Hotels, Resorts & Cruise Lines	4.1
Retail REITs	3.4
Single-Family Residential REITs	3.2
Self-Storage REITs	2.6
Wireless Telecommunication Services	2.6
Timber REITs	2.4
Asset Management & Custody Banks	2.0
Hotel & Resort REITs	1.9
Money Market Investments	4.3

Total	99.6%

TCW Global Real Estate Fund
Investments by Country (Unaudited)	January 31, 2025

Country	Percentage of Net Assets
United States	68.6%
Australia	8.0
Spain	5.8
Canada	5.4
Japan	4.5
Belgium	2.6
United Kingdom	2.6
Singapore	2.1

Total	99.6%

TCW Global Real Estate Fund

Fair Valuation Summary (Unaudited)	January 31, 2025

The following is a summary of the fair valuations according to the inputs used as of January 31, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Industrial REITs	$3,681,921	$3,291,257	$—	$6,973,178
Diversified REITs	2,857,433	1,991,890	—	4,849,323
Specialized REITs	3,594,223	—	—	3,594,223
Multi-Family Residential REITs	2,342,531	328,162	—	2,670,693
Real Estate Services	2,228,351	—	—	2,228,351
Office REITs	936,355	1,198,254	—	2,134,609
Health Care REITs	1,960,126	—	—	1,960,126
Diversified Real Estate Activities	—	1,832,878	—	1,832,878
Homebuilding	1,771,207	—	—	1,771,207
Data Center REITs	1,765,264	—	—	1,765,264
Hotels, Resorts & Cruise Lines	1,683,312	—	—	1,683,312
Retail REITs	1,384,323	—	—	1,384,323
Single-Family Residential REITs	1,324,238	—	—	1,324,238
Self-Storage REITs	—	1,070,011	—	1,070,011
Wireless Telecommunication Services	—	1,048,059	—	1,048,059
Timber REITs	959,503	—	—	959,503
Asset Management & Custody Banks	840,343	—	—	840,343
Hotel & Resort REITs	756,984	—	—	756,984

Total Common Stock	28,086,114	10,760,511	—	38,846,625

Money Market Investments	1,750,341	—	—	1,750,341

Total Investments	$29,836,455	$10,760,511	$—	$40,596,966

TCW Relative Value Large Cap Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Shares	Value
COMMON STOCK—98.4% of Net Assets

Aerospace & Defense—4.5%
General Electric Co.	76,328	$15,538,091
Textron, Inc.	78,936	6,039,393

		21,577,484

Air Freight & Logistics—1.1%
United Parcel Service, Inc.—Class B	47,806	5,460,879

Automobiles—1.8%
General Motors Co.	173,267	8,569,786

Banks—6.3%
JPMorgan Chase & Co.	78,445	20,968,348
Wells Fargo & Co.	113,682	8,958,142

		29,926,490

Beverages—2.4%
PepsiCo, Inc.	75,128	11,321,038

Biotechnology—4.2%
AbbVie, Inc.	58,635	10,782,977
Amgen, Inc.	31,408	8,964,471

		19,747,448

Building Products—3.1%
Carlisle Cos., Inc.	10,290	4,007,544
Johnson Controls International PLC (Ireland)	135,736	10,587,408

		14,594,952

Capital Markets—12.9%
Ameriprise Financial, Inc.	17,148	9,317,537
Bank of New York Mellon Corp.	173,091	14,873,710
Intercontinental Exchange, Inc.	94,568	15,114,803
KKR & Co., Inc.	55,667	9,300,286
Morgan Stanley	92,170	12,759,093

		61,365,429

Chemicals—1.7%
DuPont de Nemours, Inc.	102,933	7,905,255

Consumer Staples Distribution & Retail—0.9%
Target Corp.	29,899	4,123,371

Diversified Telecommunication Services—1.6%
AT&T, Inc.	312,319	7,411,330

Electrical Equipment—2.2%
GE Vernova, Inc.	20,239	7,546,718
nVent Electric PLC (Ireland)	43,253	2,815,338

		10,362,056

Electronic Equipment, Instruments & Components—2.0%
Flex Ltd.(1)	225,879	9,407,860

Energy Equipment & Services—2.5%
Baker Hughes Co.	254,951	11,773,637

Entertainment—2.6%
Walt Disney Co.	109,552	12,385,949

Financial Services—4.7%
Apollo Global Management, Inc.	53,658	9,174,445
Fiserv, Inc.(1)	59,698	12,897,156

		22,071,601

Health Care Equipment & Supplies—1.8%
GE HealthCare Technologies, Inc.	94,563	8,349,913

Health Care Providers & Services—4.4%
Elevance Health, Inc.	4,197	1,660,753
McKesson Corp.	24,136	14,354,886
UnitedHealth Group, Inc.	9,026	4,896,515

		20,912,154

Household Durables—2.5%
Lennar Corp.	91,147	11,962,132

Household Products—0.5%
Procter & Gamble Co.	13,669	2,268,917

Insurance—2.3%
MetLife, Inc.	128,385	11,106,586

IT Services—4.9%
International Business Machines Corp.	91,623	23,428,001

Machinery—1.5%
Xylem, Inc.	59,138	7,335,478

Media—1.6%
Comcast Corp.	219,806	7,398,670

Metals & Mining—0.9%
Freeport-McMoRan, Inc.	116,911	4,191,259

Multi-Utilities—2.0%
NiSource, Inc.	250,671	9,350,028

Oil, Gas & Consumable Fuels—2.2%
Exxon Mobil Corp.	93,760	10,016,381
Marathon Petroleum Corp.	3,784	551,367

		10,567,748

Pharmaceuticals—2.4%
Merck & Co., Inc.	38,172	3,772,157
Novartis AG (SP ADR) (Switzerland)	73,639	7,711,476

		11,483,633

Real Estate Management & Development—1.4%
Jones Lang LaSalle, Inc.(1)	20,927	5,918,156
Millrose Properties, Inc.(1)	45,573	504,037

		6,422,193

Retail REITs—1.9%
Simon Property Group, Inc.	53,128	9,236,834

Semiconductors & Semiconductor Equipment—3.5%
Broadcom, Inc.	74,068	16,389,026

Software—2.0%
Salesforce, Inc.	27,850	9,516,345

Specialty Retail—3.2%
Best Buy Co., Inc.	69,318	5,951,644
Dick’s Sporting Goods, Inc.	38,581	9,261,369

		15,213,013

Technology Hardware, Storage & Peripherals—3.6%
NetApp, Inc.	85,445	10,432,835
Seagate Technology Holdings PLC	68,781	6,627,737

		17,060,572

Textiles, Apparel & Luxury Goods—1.3%
Tapestry, Inc.	86,060	6,277,216

Total Common Stock (Cost: $258,102,798)		466,474,283

TCW Relative Value Large Cap Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Shares	Value

MONEY MARKET INVESTMENTS—1.3%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 4.33%(2)	1,472,996	$1,472,996
TCW Central Cash Fund, 4.36%(2)(3)	4,900,000	4,900,000

Total Money Market Investments (Cost: $6,372,996)		6,372,996

Total Investments (99.7%) (Cost: $264,475,794)		472,847,279
Excess Of Other Assets Over Liabilities (0.3%)		1,327,015

Net Assets (100.0%)		$474,174,294

Notes to the Schedule of Investments:
REIT	Real Estate Investment Trust.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of January 31, 2025.
(3)	Affiliated issuer.

TCW Relative Value Large Cap Fund

Schedule of Investments (Continued)

The summary of the TCW Relative Value Large Cap Fund transactions in the affiliated funds for the period ended January 31, 2025 is as follows:

Name of Affiliated Fund	Value at October 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held January 31, 2025	Value at January 31, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$—	$14,500,000	$9,600,000	4,900,000	$4,900,000	$44,569	$—	$—	$—

Total					$4,900,000	$44,569	$—	$—	$—

TCW Relative Value Large Cap Fund

Investments by Sector (Unaudited)	January 31, 2025

Sector	Percentage of Net Assets
Capital Markets	12.9%
Banks	6.3
IT Services	4.9
Financial Services	4.7
Aerospace & Defense	4.5
Health Care Providers & Services	4.4
Biotechnology	4.2
Technology Hardware, Storage & Peripherals	3.6
Semiconductors & Semiconductor Equipment	3.5
Specialty Retail	3.2
Building Products	3.1
Entertainment	2.6
Energy Equipment & Services	2.5
Household Durables	2.5
Beverages	2.4
Pharmaceuticals	2.4
Insurance	2.3
Electrical Equipment	2.2
Oil, Gas & Consumable Fuels	2.2
Electronic Equipment, Instruments & Components	2.0
Multi-Utilities	2.0
Software	2.0
Retail REITs	1.9
Automobiles	1.8
Health Care Equipment & Supplies	1.8
Chemicals	1.7
Diversified Telecommunication Services	1.6
Media	1.6
Machinery	1.5
Real Estate Management & Development	1.3
Textiles, Apparel & Luxury Goods	1.3
Air Freight & Logistics	1.2
Consumer Staples Distribution & Retail	0.9
Metals & Mining	0.9
Household Products	0.5
Money Market Investments	1.3

Total	99.7%

TCW Relative Value Large Cap Fund

Fair Valuation Summary (Unaudited)	January 31, 2025

The following is a summary of the fair valuations according to the inputs used as of January 31, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Capital Markets	$61,365,429	$—	$—	$61,365,429
Banks	29,926,490	—	—	29,926,490
IT Services	23,428,001	—	—	23,428,001
Financial Services	22,071,601	—	—	22,071,601
Aerospace & Defense	21,577,484	—	—	21,577,484
Health Care Providers & Services	20,912,154	—	—	20,912,154
Biotechnology	19,747,448	—	—	19,747,448
Technology Hardware, Storage & Peripherals	17,060,572	—	—	17,060,572
Semiconductors & Semiconductor Equipment	16,389,026	—	—	16,389,026
Specialty Retail	15,213,013	—	—	15,213,013
Building Products	14,594,952	—	—	14,594,952
Entertainment	12,385,949	—	—	12,385,949
Household Durables	11,962,132	—	—	11,962,132
Energy Equipment & Services	11,773,637	—	—	11,773,637
Pharmaceuticals	11,483,633	—	—	11,483,633
Beverages	11,321,038	—	—	11,321,038
Insurance	11,106,586	—	—	11,106,586
Oil, Gas & Consumable Fuels	10,567,748	—	—	10,567,748
Electrical Equipment	10,362,056	—	—	10,362,056
Software	9,516,345	—	—	9,516,345
Electronic Equipment, Instruments & Components	9,407,860	—	—	9,407,860
Multi-Utilities	9,350,028	—	—	9,350,028
Retail REITs	9,236,834	—	—	9,236,834
Automobiles	8,569,786	—	—	8,569,786
Health Care Equipment & Supplies	8,349,913	—	—	8,349,913
Chemicals	7,905,255	—	—	7,905,255
Diversified Telecommunication Services	7,411,330	—	—	7,411,330
Media	7,398,670	—	—	7,398,670
Machinery	7,335,478	—	—	7,335,478
Real Estate Management & Development	6,422,193	—	—	6,422,193
Textiles, Apparel & Luxury Goods	6,277,216	—	—	6,277,216
Air Freight & Logistics	5,460,879	—	—	5,460,879
Metals & Mining	4,191,259	—	—	4,191,259
Consumer Staples Distribution & Retail	4,123,371	—	—	4,123,371
Household Products	2,268,917	—	—	2,268,917

Total Common Stock	466,474,283	—	—	466,474,283

Money Market Investments	6,372,996	—	—	6,372,996

Total Investments	$472,847,279	$—	$—	$472,847,279

TCW Relative Value Mid Cap Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Shares	Value
COMMON STOCK—99.0% of Net Assets

Aerospace & Defense—2.0%
Textron, Inc.	24,907	$1,905,635

Air Freight & Logistics—3.5%
CH Robinson Worldwide, Inc.	15,027	1,495,036
FedEx Corp.	7,312	1,936,730

		3,431,766

Banks—7.7%
First Citizens BancShares, Inc.	490	1,080,298
Popular, Inc.	41,173	4,238,349
Western Alliance Bancorp	24,881	2,186,293

		7,504,940

Broadline Retail—1.8%
eBay, Inc.	25,428	1,715,881

Capital Markets—5.1%
ARES Management Corp.	14,563	2,886,678
Interactive Brokers Group, Inc.	9,581	2,083,292

		4,969,970

Chemicals—3.0%
Corteva, Inc.	20,093	1,311,470
DuPont de Nemours, Inc.	21,483	1,649,894

		2,961,364

Construction & Engineering—2.7%
Arcosa, Inc.	25,891	2,622,758

Construction Materials—0.4%
CRH PLC	3,476	344,228

Consumer Finance—1.7%
OneMain Holdings, Inc.	30,340	1,685,084

Consumer Staples Distribution & Retail—1.6%
Sprouts Farmers Market, Inc.(1)	10,140	1,605,568

Electronic Equipment, Instruments & Components—5.4%
Avnet, Inc.	30,769	1,589,527
Flex Ltd.(1)	88,559	3,688,482

		5,278,009

Energy Equipment & Services—3.4%
Baker Hughes Co.	51,979	2,400,390
TechnipFMC PLC	31,369	942,639

		3,343,029

Financial Services—8.0%
Corpay, Inc.(1)	9,579	3,644,714
Equitable Holdings, Inc.	76,852	4,182,286

		7,827,000

Health Care Providers & Services—3.0%
Centene Corp.(1)	17,103	1,095,105
Henry Schein, Inc.(1)	14,091	1,127,280
Quest Diagnostics, Inc.	4,310	702,961

		2,925,346

Health Care REITs—2.4%
Welltower, Inc.	16,775	2,289,452

Hotels, Restaurants & Leisure—1.9%
Darden Restaurants, Inc.	2,920	570,101
Travel & Leisure Co.	23,846	1,296,268

		1,866,369

Household Durables—4.5%
Lennar Corp.	8,544	1,121,315
Toll Brothers, Inc.	24,268	3,295,837

		4,417,152

Insurance—4.4%
Arch Capital Group Ltd.	36,773	3,422,463
Assured Guaranty Ltd.	9,702	917,809

		4,340,272

Machinery—3.8%
AGCO Corp.	1,994	208,234
Manitowoc Co., Inc.(1)	29,498	294,685
Westinghouse Air Brake Technologies Corp.	15,521	3,227,126

		3,730,045

Marine Transportation—1.6%
Kirby Corp.(1)	14,155	1,545,018

Media—1.9%
Interpublic Group of Cos., Inc.	29,944	858,494
Omnicom Group, Inc.	11,430	992,010

		1,850,504

Metals & Mining—0.9%
Freeport-McMoRan, Inc.	23,984	859,826

Multi-Utilities—4.2%
NiSource, Inc.	66,367	2,475,489
Sempra	19,747	1,637,619

		4,113,108

Oil, Gas & Consumable Fuels—3.4%
ConocoPhillips	9,561	944,914
Expand Energy Corp.	6,035	613,156
Marathon Petroleum Corp.	5,586	813,936
Range Resources Corp.	24,346	901,776

		3,273,782

Passenger Airlines—2.6%
United Airlines Holdings, Inc.(1)	24,281	2,569,901

Personal Care Products—1.2%
Coty, Inc.(1)	154,948	1,135,769

Pharmaceuticals—1.2%
Teva Pharmaceutical Industries, Ltd. (SP ADR) (Israel)(1)	68,329	1,211,473

Professional Services—1.5%
Jacobs Solutions, Inc.	10,331	1,447,683

Real Estate Management & Development—3.8%
Jones Lang LaSalle, Inc.(1)	12,928	3,656,039
Millrose Properties, Inc.(1)	4,272	47,248

		3,703,287

Retail REITs—1.6%
Curbline Properties Corp.	63,897	1,563,560

Semiconductors & Semiconductor Equipment—0.9%
Analog Devices, Inc.	3,920	830,609

Specialty Retail—4.3%
Academy Sports & Outdoors, Inc.	6,850	358,323
Dick’s Sporting Goods, Inc.	6,663	1,599,453
Foot Locker, Inc.(1)	9,651	193,503
Gap, Inc.	39,186	943,207
Guess?, Inc.	22,546	291,069
Williams-Sonoma, Inc.	3,881	820,327

		4,205,882

TCW Relative Value Mid Cap Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Shares	Value
Technology Hardware, Storage & Peripherals—1.4%
Seagate Technology Holdings PLC	14,470	$1,394,329

Textiles, Apparel & Luxury Goods—2.2%
Tapestry, Inc.	29,861	2,178,061

Total Common Stock (Cost: $57,236,820)		96,646,660

MONEY MARKET INVESTMENTS—1.1%
TCW Central Cash Fund, 4.36%(2)(3)	920,000	920,000
State Street Institutional U.S. Government Money Market Fund—Premier Class, 4.33%(2)	181,530	181,530

		1,101,530

Total Money Market Investments (Cost: $1,101,530)		1,101,530

Total Investments (100.1%) (Cost: $58,338,350)		97,748,190
Liabilities In Excess Of Other Assets (-0.1%)		(69,910)

Net Assets (100.0%)		$97,678,280

Notes to the Schedule of Investments:
REIT	Real Estate Investment Trust.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of January 31, 2025.
(3)	Affiliated issuer.

TCW Relative Value Mid Cap Fund

Schedule of Investments (Continued)

The summary of the TCW Relative Value Mid Cap Fund transactions in the affiliated funds for the period ended January 31, 2025 is as follows:

Name of Affiliated Fund	Value at October 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held January 31, 2025	Value at January 31, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$—	$4,520,000	$3,600,000	920,000	$920,000	$13,586	$—	$—	$—

Total					$920,000	$13,586	$—	$—	$—

TCW Relative Value Mid Cap Fund

Investments by Sector (Unaudited)	January 31, 2025

Sector	Percentage of Net Assets
Financial Services	8.0%
Banks	7.7
Electronic Equipment, Instruments & Components	5.4
Capital Markets	5.1
Household Durables	4.5
Insurance	4.4
Specialty Retail	4.3
Multi-Utilities	4.2
Machinery	3.8
Real Estate Management & Development	3.8
Air Freight & Logistics	3.5
Energy Equipment & Services	3.4
Oil, Gas & Consumable Fuels	3.4
Chemicals	3.0
Health Care Providers & Services	3.0
Construction & Engineering	2.7
Passenger Airlines	2.6
Health Care REITs	2.4
Textiles, Apparel & Luxury Goods	2.2
Aerospace & Defense	2.0
Hotels, Restaurants & Leisure	1.9
Media	1.9
Broadline Retail	1.8
Consumer Finance	1.7
Consumer Staples Distribution & Retail	1.6
Marine Transportation	1.6
Retail REITs	1.6
Professional Services	1.5
Technology Hardware, Storage & Peripherals	1.4
Personal Care Products	1.2
Pharmaceuticals	1.2
Metals & Mining	0.9
Semiconductors & Semiconductor Equipment	0.9
Construction Materials	0.4
Money Market Investments	1.1

Total	100.1%

TCW Relative Value Mid Cap Fund

Fair Valuation Summary (Unaudited)	January 31, 2025

The following is a summary of the fair valuations according to the inputs used as of January 31, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Financial Services	$7,827,000	$—	$—	$7,827,000
Banks	7,504,940	—	—	7,504,940
Electronic Equipment, Instruments & Components	5,278,009	—	—	5,278,009
Capital Markets	4,969,970	—	—	4,969,970
Household Durables	4,417,152	—	—	4,417,152
Insurance	4,340,272	—	—	4,340,272
Specialty Retail	4,205,882	—	—	4,205,882
Multi-Utilities	4,113,108	—	—	4,113,108
Machinery	3,730,045	—	—	3,730,045
Real Estate Management & Development	3,703,287	—	—	3,703,287
Air Freight & Logistics	3,431,766	—	—	3,431,766
Energy Equipment & Services	3,343,029	—	—	3,343,029
Oil, Gas & Consumable Fuels	3,273,782	—	—	3,273,782
Chemicals	2,961,364	—	—	2,961,364
Health Care Providers & Services	2,925,346	—	—	2,925,346
Construction & Engineering	2,622,758	—	—	2,622,758
Passenger Airlines	2,569,901	—	—	2,569,901
Health Care REITs	2,289,452	—	—	2,289,452
Textiles, Apparel & Luxury Goods	2,178,061	—	—	2,178,061
Aerospace & Defense	1,905,635	—	—	1,905,635
Hotels, Restaurants & Leisure	1,866,369	—	—	1,866,369
Media	1,850,504	—	—	1,850,504
Broadline Retail	1,715,881	—	—	1,715,881
Consumer Finance	1,685,084	—	—	1,685,084
Consumer Staples Distribution & Retail	1,605,568	—	—	1,605,568
Retail REITs	1,563,560	—	—	1,563,560
Marine Transportation	1,545,018	—	—	1,545,018
Professional Services	1,447,683	—	—	1,447,683
Technology Hardware, Storage & Peripherals	1,394,329	—	—	1,394,329
Pharmaceuticals	1,211,473	—	—	1,211,473
Personal Care Products	1,135,769	—	—	1,135,769
Metals & Mining	859,826	—	—	859,826
Semiconductors & Semiconductor Equipment	830,609	—	—	830,609
Construction Materials	344,228	—	—	344,228

Total Common Stock	96,646,660	—	—	96,646,660

Money Market Investments	1,101,530	—	—	1,101,530

Total Investments	$97,748,190	$—	$—	$97,748,190

TCW Select Equities Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Shares	Value
COMMON STOCK—99.6% of Net Assets

Aerospace & Defense—1.9%
General Electric Co.	64,821	$13,195,611

Broadline Retail—7.4%
Amazon.com, Inc.(1)	222,198	52,812,021

Capital Markets—2.6%
S&P Global, Inc.	36,142	18,844,800

Commercial Services & Supplies—1.9%
Waste Connections, Inc. (Canada)	74,676	13,723,209

Consumer Staples Distribution & Retail—3.4%
Costco Wholesale Corp.	24,580	24,085,450

Financial Services—7.6%
Mastercard, Inc.	45,131	25,067,111
Visa, Inc.	84,438	28,860,909

		53,928,020

Health Care Equipment & Supplies—7.0%
Boston Scientific Corp.(1)	180,436	18,469,429
Dexcom, Inc.(1)	114,280	9,922,932
Intuitive Surgical, Inc.(1)	37,157	21,249,345

		49,641,706

Health Care Providers & Services—2.2%
UnitedHealth Group, Inc.	28,304	15,354,637

Interactive Media & Services—12.9%
Alphabet, Inc.—Class C	262,371	53,943,477
Meta Platforms, Inc.	55,227	38,061,344

		92,004,821

IT Services—4.7%
Gartner, Inc.(1)	26,586	14,431,678
Shopify, Inc.(1)	163,406	19,085,821

		33,517,499

Media—2.1%
Trade Desk, Inc.(1)	123,994	14,715,608

Pharmaceuticals—1.7%
Zoetis, Inc.	72,446	12,381,021

Semiconductors & Semiconductor Equipment—17.3%
ASML Holding NV (Netherlands)	20,575	15,211,303
Broadcom, Inc.	87,835	19,435,251
NVIDIA Corp.	739,303	88,768,111

		123,414,665

Software—23.8%
Adobe, Inc.(1)	27,546	12,049,998
Cadence Design Systems, Inc.(1)	51,243	15,250,942
Crowdstrike Holdings, Inc.(1)	56,122	22,340,485
Microsoft Corp.	112,399	46,652,329
Palo Alto Networks, Inc.(1)	93,463	17,236,446
ServiceNow, Inc.(1)	44,645	45,465,575
Tyler Technologies, Inc.(1)	17,646	10,616,539

		169,612,314

Specialized REITs—0.7%
American Tower Corp.	26,586	4,917,081

Specialty Retail—2.4%
O’Reilly Automotive, Inc.(1)	13,181	17,061,750

Total Common Stock (Cost: $242,413,851)		709,210,213

MONEY MARKET INVESTMENTS—0.5%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 4.33%(2)	1,821,154	1,821,154
TCW Central Cash Fund, 4.36%(2)(3)	1,590,000	1,590,000

Total Money Market Investments (Cost: $3,411,154)		3,411,154

Total Investments (100.1%) (Cost: $245,825,005)		712,621,367
Liabilities In Excess Of Other Assets (-0.1%)		(899,735)

Net Assets (100.0%)		$711,721,632

Notes to the Schedule of Investments:
REIT	Real Estate Investment Trust.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of January 31, 2025.
(3)	Affiliated issuer.

TCW Select Equities Fund

Schedule of Investments (Continued)

The summary of the TCW Select Equities Fund transactions in the affiliated funds for the period ended January 31, 2025 is as follows:

Name of Affiliated Fund	Value at October 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held January 31, 2025	Value at January 31, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$—	$26,820,000	$25,230,000	1,590,000	$1,590,000	$51,689	$—	$—	$—

Total					$1,590,000	$51,689	$—	$—	$—

TCW Select Equities Fund

Investments by Sector (Unaudited)	January 31, 2025

Sector	Percentage of Net Assets
Software	23.8%
Semiconductors & Semiconductor Equipment	17.3
Interactive Media & Services	12.9
Financial Services	7.6
Broadline Retail	7.4
Health Care Equipment & Supplies	7.0
IT Services	4.7
Consumer Staples Distribution & Retail	3.4
Capital Markets	2.6
Specialty Retail	2.4
Health Care Providers & Services	2.2
Media	2.1
Aerospace & Defense	1.9
Commercial Services & Supplies	1.9
Pharmaceuticals	1.7
Specialized REITs	0.7
Money Market Investments	0.5

Total	100.1%

TCW Select Equities Fund

Fair Valuation Summary (Unaudited)	January 31, 2025

The following is a summary of the fair valuations according to the inputs used as of January 31, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Software	$169,612,314	$—	$—	$169,612,314
Semiconductors & Semiconductor Equipment	123,414,665	—	—	123,414,665
Interactive Media & Services	92,004,821	—	—	92,004,821
Financial Services	53,928,020	—	—	53,928,020
Broadline Retail	52,812,021	—	—	52,812,021
Health Care Equipment & Supplies	49,641,706	—	—	49,641,706
IT Services	33,517,499	—	—	33,517,499
Consumer Staples Distribution & Retail	24,085,450	—	—	24,085,450
Capital Markets	18,844,800	—	—	18,844,800
Specialty Retail	17,061,750	—	—	17,061,750
Health Care Providers & Services	15,354,637	—	—	15,354,637
Media	14,715,608	—	—	14,715,608
Commercial Services & Supplies	13,723,209	—	—	13,723,209
Aerospace & Defense	13,195,611	—	—	13,195,611
Pharmaceuticals	12,381,021	—	—	12,381,021
Specialized REITs	4,917,081	—	—	4,917,081

Total Common Stock	709,210,213	—	—	709,210,213

Money Market Investments	3,411,154	—	—	3,411,154

Total Investments	$712,621,367	$—	$—	$712,621,367

Note 1 — Security Valuations

Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. Options on equity securities and options on indexes were valued using mid prices (average of bid and ask prices) as reported by the exchange or pricing service. Investments in open-end mutual funds including money market funds were valued based on the NAV per share as reported by the investment companies. All other securities for which over-the-counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Company’s Board of Directors (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.

The Advisor, as the valuation designee, uses a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zone differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model was utilized each trading day and was not dependent on certain thresholds or triggers.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Mutual funds. Open-end mutual funds including money market funds are valued using the NAV as reported by the fund companies. As such, they are categorized as Level 1.

Options contracts. Options contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Warrants. Warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy.

The summary of the fair valuations according to the inputs used as of January 31, 2025 in valuing the Funds’ investments is listed after the Schedule of Investments for each Fund.

Note 2 — Portfolio Investments

When-Issued, Delayed-Delivery and Forward Commitment Transactions: The Funds, with the exception of the TCW Conservative Allocation Fund, may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them. There were no when-issued, delayed-delivery or forward commitment transactions in the Funds during the period ended January 31, 2025.

Repurchase Agreements: The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of January 31, 2025.

Securities Lending: The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the period ended January 31, 2025.

Derivatives:

Options: The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

During the period ended January 31, 2025, the Funds did not enter into option contracts.

Note 3 — Transactions with Affiliates

The summary of the TCW Conservative Allocation Fund’s transactions in the affiliated funds for the period ended January 31, 2025 is listed after the Schedule of Investments.

Note 4 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities held by the Funds at January 31, 2025.

TCW Core Fixed Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount		Value
FIXED INCOME SECURITIES—97.6% of Net Assets
CORPORATE BONDS—14.1%

Aerospace & Defense—0.5%
Boeing Co.
5.81%	05/01/50		$540,000	$509,052
6.53%	05/01/34		485,000	512,883
General Electric Co. 5.27% (3 mo. USD Term SOFR + 0.742%)(1)	08/15/36		3,045,000	2,878,895

				3,900,830

Agriculture—0.0%
Imperial Brands Finance PLC (United Kingdom) 3.88%(2)	07/26/29		35,000	33,194

Airlines—0.2%
United Airlines Pass-Through Trust Series 2023-1, Class A 5.80%	07/15/37		1,112,941	1,122,868

Auto Manufacturers—0.0%
Volkswagen Financial Services AG (Germany) 3.88%(3)	11/19/31	EUR	300,000	300,121

Banks—3.7%
Bank of America Corp.
1.66% (1 day USD SOFR + 0.910%)(1)	03/11/27		$3,625,000	3,505,121
1.73% (1 day USD SOFR + 0.960%)(1)	07/22/27		1,130,000	1,081,241
1.92% (1 day USD SOFR + 1.370%)(1)	10/24/31		345,000	290,121
2.09% (1 day USD SOFR + 1.060%)(1)	06/14/29		1,895,000	1,729,585
2.50% (3 mo. USD Term SOFR + 1.252%)(1)	02/13/31		635,000	562,693
2.59% (1 day USD SOFR + 2.150%)(1)	04/29/31		135,000	119,660
Citigroup, Inc.
2.56% (1 day USD SOFR + 1.167%)(1)	05/01/32		35,000	29,898
3.06% (1 day USD SOFR + 1.351%)(1)	01/25/33		180,000	155,761
3.89% (3 mo. USD Term SOFR + 1.825%)(1)	01/10/28		45,000	44,263
Goldman Sachs Group, Inc.
1.43% (1 day USD SOFR + 0.798%)(1)	03/09/27		4,260,000	4,106,512
1.95% (1 day USD SOFR + 0.913%)(1)	10/21/27		1,000,000	952,390
HSBC Holdings PLC (United Kingdom)
2.36% (1 day USD SOFR + 1.947%)(1)	08/18/31		930,000	796,833
JPMorgan Chase & Co.
1.05% (1 day USD SOFR + 0.800%)(1)	11/19/26		260,000	252,650
1.95% (1 day USD SOFR + 1.065%)(1)	02/04/32		1,540,000	1,290,474
2.18% (1 day USD SOFR + 1.890%)(1)	06/01/28		905,000	853,415
2.74% (3 mo. USD Term SOFR + 1.510%)(1)	10/15/30		1,070,000	969,003
4.20% (3 mo. USD Term SOFR + 1.522%)(1)	07/23/29		935,000	914,084
Morgan Stanley
1.51% (1 day USD SOFR + 0.858%)(1)	07/20/27		1,145,000	1,092,341
1.93% (1 day USD SOFR + 1.020%)(1)	04/28/32		180,000	148,496
3.77% (3 mo. USD Term SOFR + 1.402%)(1)	01/24/29		1,255,000	1,216,308
PNC Financial Services Group, Inc.
5.68% (1 day USD SOFR + 1.902%)(1)	01/22/35		455,000	462,922
Santander U.K. Group Holdings PLC (United Kingdom)
1.67% (1 day USD SOFR + 0.989%)(1)	06/14/27		491,000	469,126
2.47% (1 day USD SOFR + 1.220%)(1)	01/11/28		30,000	28,521
U.S. Bancorp
4.84% (1 day USD SOFR + 1.600%)(1)	02/01/34		400,000	383,872
5.68% (1 day USD SOFR + 1.860%)(1)	01/23/35		255,000	258,101
Wells Fargo & Co.
2.16% (3 mo. USD Term SOFR + 1.012%)(1)	02/11/26		355,000	354,794
2.88% (3 mo. USD Term SOFR + 1.432%)(1)	10/30/30		150,000	136,202
3.35% (1 day USD SOFR + 1.500%)(1)	03/02/33		875,000	772,328
3.53% (1 day USD SOFR + 1.510%)(1)	03/24/28		2,245,000	2,182,589
3.58% (3 mo. USD Term SOFR + 1.572%)(1)	05/22/28		260,000	252,608
4.90% (1 day USD SOFR + 2.100%)(1)	07/25/33		1,045,000	1,014,695
5.24% (1 day USD SOFR + 1.110%)(1)	01/24/31		770,000	774,258

				27,200,865

Beverages—0.4%
Anheuser-Busch InBev SA (Belgium) 3.95%(3)	03/22/44	EUR	770,000	814,493
Bacardi Ltd.
2.75%(2)	07/15/26		$750,000	726,270
4.45%(2)	05/15/25		1,095,000	1,095,110
Pernod Ricard SA (France) 3.63%(3)	05/07/34	EUR	500,000	526,324

				3,162,197

Chemicals—0.2%
International Flavors & Fragrances, Inc.
2.30%(2)	11/01/30		$1,185,000	1,010,663
3.27%(2)	11/15/40		235,000	169,390

				1,180,053

Diversified Financial Services—1.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 3.00%	10/29/28		2,785,000	2,594,478
Air Lease Corp.
3.25%	03/01/25		1,300,000	1,298,271
3.63%	12/01/27		400,000	387,684
4.63%	10/01/28		1,500,000	1,482,645

TCW Core Fixed Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount		Value
Diversified Financial Services (Continued)
Avolon Holdings Funding Ltd. (Ireland)
2.53%(2)	11/18/27		$884,000	$822,889
2.88%(2)	02/15/25		1,550,000	1,548,977

				8,134,944

Electric—0.9%
Amprion GmbH (Germany)
0.63%(3)	09/23/33	EUR	300,000	248,510
4.00%(3)	05/21/44	EUR	200,000	211,313
Appalachian Power Co.
4.45%	06/01/45		$690,000	560,246
5.65%	04/01/34		1,025,000	1,027,542
Duke Energy Corp.
3.75%	04/01/31		825,000	872,363
3.85%	06/15/34		800,000	835,706
Duke Energy Progress LLC 3.70%	10/15/46	EUR	1,000,000	747,540
E.ON SE (Germany) 3.75%(3)	01/15/36	EUR	100,000	106,306
Elia Group SA (Belgium) 3.88%(3)	06/11/31	EUR	200,000	210,571
Elia Transmission Belgium SA 3.75%(3)	01/16/36	EUR	200,000	210,598
Eurogrid GmbH (Germany)
0.74%(3)	04/21/33	EUR	200,000	169,592
1.11%(3)	05/15/32	EUR	200,000	178,272
National Grid Electricity Transmission PLC (United Kingdom) 0.82%(3)	07/07/32		435,000	377,645
RTE Reseau de Transport d’Electricite SADIR (France) 3.50%(3)	04/30/33	EUR	300,000	317,039
TenneT Holding BV (Netherlands)
2.75%(3)	05/17/42	EUR	295,000	271,247
4.75%(3)	10/28/42	EUR	415,000	480,750

				6,825,240

Entertainment—0.5%
WarnerMedia Holdings, Inc.
4.28%	03/15/32		$200,000	176,786
5.05%	03/15/42		2,635,000	2,122,282
5.14%	03/15/52		1,479,000	1,103,940

				3,403,008

Food—0.7%
ELO SACA (France) 6.00%(3)	03/22/29	EUR	700,000	639,897
JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL
3.00%	02/02/29		$240,000	221,316
6.50%	12/01/52		1,000,000	1,020,450
6.75%	03/15/34		882,000	939,462
Mondelez International, Inc. 0.75%	03/17/33	EUR	465,000	396,356
Smithfield Foods, Inc. 2.63%(2)	09/13/31		$2,565,000	2,154,575

				5,372,056

Gas—0.4%
East Ohio Gas Co. 2.00%(2)	06/15/30		830,000	713,900
KeySpan Gas East Corp.
3.59%(2)	01/18/52		650,000	430,488
5.82%(2)	04/01/41		1,051,000	1,014,152
National Gas Transmission PLC (United Kingdom) 4.25%(3)	04/05/30	EUR	740,000	799,299

				2,957,839

Health Care-Products—0.1%
Medtronic Global Holdings SCA
1.75%	07/02/49	EUR	100,000	71,643
3.38%	10/15/34	EUR	495,000	519,152
Medtronic, Inc. 3.65%	10/15/29	EUR	185,000	198,405
Sartorius Finance BV (Germany) 4.50%(3)	09/14/32	EUR	100,000	111,031

				900,231

Health Care-Services—0.5%
Centene Corp. 3.00%	10/15/30		$1,683,000	1,457,865
Elevance Health, Inc. 5.20%	02/15/35		380,000	372,544
Fresenius Medical Care U.S. Finance III, Inc. 1.88%(2)	12/01/26		1,650,000	1,559,003
Lonza Finance International NV (Switzerland) 3.88%(3)	04/24/36	EUR	135,000	144,726

				3,534,138

Insurance—0.8%
Athene Global Funding
2.72%(2)	01/07/29		$240,000	218,650
3.21%(2)	03/08/27		815,000	781,031
Farmers Exchange Capital 7.20%(2)	07/15/48		1,095,000	1,109,093
Farmers Exchange Capital II 6.15% (3 mo. USD Term SOFR + 4.006%)(1),(2)	11/01/53		2,065,000	1,963,443
New York Life Insurance Co. 3.75%(2)	05/15/50		70,000	50,982
Teachers Insurance & Annuity Association of America 4.27%(2)	05/15/47		130,000	104,500
Willis North America, Inc. 4.50%	09/15/28		1,445,000	1,424,293

				5,651,992

Internet—0.1%
Uber Technologies, Inc. 4.80%	09/15/34		700,000	671,034

Media—0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.90%	06/01/52		425,000	273,114
5.13%	07/01/49		580,000	458,803
5.38%	05/01/47		270,000	221,808
Time Warner Cable LLC
4.50%	09/15/42		1,475,000	1,125,808
5.50%	09/01/41		1,213,000	1,049,597

				3,129,130

Oil & Gas—0.0%
Petroleos Mexicanos
6.35%	02/12/48		145,000	96,038
6.75%	09/21/47		181,000	124,159

				220,197

Packaging & Containers—0.4%
Berry Global, Inc.
1.57%	01/15/26		1,584,000	1,535,118
1.65%	01/15/27		1,000,000	940,720
4.88%(2)	07/15/26		270,000	269,543

				2,745,381

TCW Core Fixed Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount		Value
Pharmaceuticals—0.9%
Bayer U.S. Finance II LLC (Germany)
4.38%(2)	12/15/28		$2,023,000	$1,954,987
4.63%(2)	06/25/38		500,000	421,940
4.88%(2)	06/25/48		1,930,000	1,522,635
6.50%(2)	11/21/33		310,000	319,384
CVS Health Corp.
4.78%	03/25/38		185,000	162,598
5.05%	03/25/48		1,175,000	984,685
5.88%	06/01/53		425,000	396,351
Johnson & Johnson 3.55%	06/01/44	EUR	225,000	238,668
MSD Netherlands Capital BV 3.70%	05/30/44	EUR	480,000	502,122

				6,503,370

Pipelines—0.3%
Southern Natural Gas Co. LLC 7.35%	02/15/31		$1,380,000	1,495,051
TC PipeLines LP 4.38%	03/13/25		710,000	709,233

				2,204,284

Real Estate—0.1%
Blackstone Property Partners Europe Holdings SARL (Luxembourg)
1.00%(3)	05/04/28	EUR	315,000	303,301
1.75%(3)	03/12/29	EUR	110,000	106,384
LEG Immobilien SE (Germany) 1.50%(3)	01/17/34	EUR	100,000	86,106
Vonovia SE (Germany)
0.75%(3)	09/01/32	EUR	300,000	254,017
1.00%(3)	06/16/33	EUR	300,000	250,905

				1,000,713

REIT—1.4%
American Assets Trust LP 3.38%	02/01/31		$1,655,000	1,446,255
American Homes 4 Rent LP 3.38%	07/15/51		730,000	480,004
CubeSmart LP 3.00%	02/15/30		317,000	287,272
Digital Dutch Finco BV 1.25%(3)	02/01/31	EUR	890,000	812,491
Extra Space Storage LP
2.40%	10/15/31		$475,000	397,442
3.90%	04/01/29		250,000	239,465
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/31		170,000	156,439
5.75%	06/01/28		1,600,000	1,620,912
Healthcare Realty Holdings LP 2.05%	03/15/31		164,000	133,842
Hudson Pacific Properties LP
3.25%	01/15/30		1,382,000	1,006,663
4.65%	04/01/29		100,000	80,449
Invitation Homes Operating Partnership LP
2.00%	08/15/31		496,000	406,437
5.50%	08/15/33		215,000	214,254
LXP Industrial Trust 2.38%	10/01/31		1,592,000	1,309,054
Prologis Euro Finance LLC
4.00%	05/05/34	EUR	300,000	320,918
4.25%	01/31/43	EUR	450,000	482,542
Realty Income Corp. 5.13%	07/06/34		$690,000	793,573
Rexford Industrial Realty LP 2.15%	09/01/31		25,000	20,726
VICI Properties LP/VICI Note Co., Inc.
3.88%(2)	02/15/29		325,000	307,414
4.13%(2)	08/15/30		41,000	38,092
4.63%(2)	06/15/25		160,000	159,725

				10,713,969

Retail—0.0%
McDonald’s Corp. 4.25%(3)	03/07/35	EUR	145,000	160,144

Semiconductors—0.0%
Intel Corp. 5.70%	02/10/53		$160,000	142,619

Software—0.1%
Oracle Corp. 4.80%	08/03/28		575,000	575,702

Telecommunications—0.3%
Global Switch Finance BV (United Kingdom) 1.38%(3)	10/07/30		695,000	679,087
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 5.15%(2)	09/20/29		1,628,250	1,634,959

				2,314,046

Water—0.1%
Suez SACA (France) 2.88%(3)	05/24/34	EUR	400,000	391,802

Total Corporate Bonds (Cost: $108,633,642)				104,451,967

MUNICIPAL BONDS—0.8%
California Health Facilities Financing Authority, Revenue Bond 3.00%	08/15/51		$690,000	546,581
City of New York, General Obligation Unlimited 3.00%	08/01/34		380,000	319,751
New York City Transitional Finance Authority Future Tax Secured Revenue
2.00%	08/01/35	EUR	1,000,000	745,341
2.45%	11/01/34		2,485,000	1,980,065
Regents of the University of California Medical Center Pooled Revenue, Revenue Bond 3.26%	05/15/60		3,060,000	1,963,418

Total Municipal Bonds (Cost: $7,469,526)				5,555,156

ASSET-BACKED SECURITIES—5.8%
AGL CLO 7 Ltd. Series 2020-7A, Class BR 6.26% (3 mo. USD Term SOFR + 1.962%)(1),(2)	07/15/34		4,235,000	4,246,528
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2 1.94%(2)	08/15/46		1,372,000	1,308,648
Apidos CLO XXV Ltd. Series 2016-25A, Class A1R3 5.47% (3 mo. USD Term SOFR + 1.140%)(1),(2)	01/20/37		1,790,000	1,793,133
ARES LXII CLO Ltd. Series 2021-62A, Class B 6.21% (3 mo. USD Term SOFR + 1.912%)(1),(2)	01/25/34		4,000,000	4,010,184

TCW Core Fixed Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (Continued)
Barings CLO Ltd. Series 2018-4A, Class A1R 5.45% (3 mo. USD Term SOFR + 1.150%)(1),(2)	10/15/30	$2,051,154	$2,054,743
Clover CLO LLC Series 2018-1A, Class A1RR 5.82% (3 mo. USD Term SOFR + 1.530%)(1),(2)	04/20/37	4,190,000	4,222,502
Dryden 40 Senior Loan Fund Series 2015-40A, Class AR2 5.67% (3 mo. USD Term SOFR + 1.150%)(1),(2)	08/15/31	2,101,940	2,104,387
Dryden XXVI Senior Loan Fund Series 2013-26A, Class AR 5.46% (3 mo. USD Term SOFR + 1.162%)(1),(2)	04/15/29	786,953	788,330
JGWPT XXX LLC Series 2013-3A, Class A 4.08%(2)	01/17/73	907,172	845,162
JGWPT XXXII LLC Series 2014-2A, Class A 3.61%(2)	01/17/73	1,050,370	933,583
LCM 37 Ltd. Series 37A, Class A1R 5.36% (3 mo. USD Term SOFR + 1.060%)(1),(2)	04/15/34	2,600,000	2,602,525
LCM Loan Income Fund I Ltd. Series 1A, Class B 6.00% (3 mo. USD Term SOFR + 1.712%)(1),(2)	04/20/31	50,000	50,156
Madison Park Funding XLVIII Ltd. Series 2021-48A, Class A 5.70% (3 mo. USD Term SOFR + 1.412%)(1),(2)	04/19/33	4,026,406	4,035,667
Navient Private Education Refi Loan Trust Series 2021-GA, Class A 1.58%(2)	04/15/70	2,281,857	2,033,699
Skyline Aviation, Inc. Class A 3.23%(4)	07/03/38	3,870,852	3,534,421
SLM Student Loan Trust Series 2003-7A, Class A5A 6.27% (90 day USD SOFR Average + 1.462%)(1),(2)	12/15/33	1,106,009	1,093,922
SLM Student Loan Trust Series 2008-2, Class B 6.02% (90 day USD SOFR Average + 1.462%)(1)	01/25/83	710,000	748,515
SLM Student Loan Trust Series 2008-3, Class B 6.02% (90 day USD SOFR Average + 1.462%)(1)	04/26/83	710,000	735,569
SLM Student Loan Trust Series 2008-4, Class A4 6.47% (90 day USD SOFR Average + 1.912%)(1)	07/25/22	1,364,308	1,368,215
SLM Student Loan Trust Series 2008-4, Class B 6.67% (90 day USD SOFR Average + 2.112%)(1)	04/25/73	710,000	756,813
SLM Student Loan Trust Series 2008-5, Class B 6.67% (90 day USD SOFR Average + 2.112%)(1)	07/25/73	710,000	749,145
SLM Student Loan Trust Series 2008-6, Class B 6.67% (90 day USD SOFR Average + 2.112%)(1)	07/26/83	710,000	726,819
SLM Student Loan Trust Series 2008-7, Class B 6.67% (90 day USD SOFR Average + 2.112%)(1)	07/26/83	710,000	732,788
Voya CLO Ltd. Series 2016-3A, Class A1R2 5.44% (3 mo. USD Term SOFR + 1.150%)(1),(2)	10/18/31	1,567,406	1,570,149

Total Asset-backed Securities (Cost: $43,259,609)			43,045,603

COMMERCIAL MORTGAGE-BACKED SECURITIES—AGENCY—0.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K155, Class A3 3.75%	04/25/33	4,045,000	3,731,135
Federal National Mortgage Association, Pool #AN0245 3.42%	11/01/35	1,614,790	1,502,710

Total Commercial Mortgage-Backed Securities—Agency (Cost: $5,764,358)			5,233,845

COMMERCIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY—3.3%
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL3, Class A 5.49% (1 mo. USD Term SOFR + 1.184%)(1),(2)	08/15/34	1,341,385	1,341,650
BAMLL Commercial Mortgage Securities Trust Series 2018-PARK, Class A 4.09%(2),(5)	08/10/38	1,930,000	1,855,047
BPR Trust Series 2022-OANA, Class A 6.20% (1 mo. USD Term SOFR + 1.898%)(1),(2)	04/15/37	3,678,000	3,689,776
BX Commercial Mortgage Trust Series 2020-VIV4, Class A 2.84%(2)	03/09/44	2,415,000	2,153,891
BX Trust Series 2019-OC11, Class A 3.20%(2)	12/09/41	1,485,000	1,358,208
BXHPP Trust Series 2021-FILM, Class A 5.07% (1 mo. USD Term SOFR + 0.764%)(1),(2)	08/15/36	3,000,000	2,924,188
CSAIL Commercial Mortgage Trust Series 2020-C19, Class A3 2.56%	03/15/53	3,004,000	2,631,265
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.23%(2)	07/10/39	2,185,000	2,006,491
Hudson Yards Mortgage Trust Series 2019-55HY, Class A 2.94%(2),(5)	12/10/41	1,180,000	1,065,044
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A 3.40%(2)	06/05/39	1,160,000	1,071,236
Manhattan West Mortgage Trust Series 2020-1MW, Class A 2.13%(2)	09/10/39	1,720,000	1,591,350
One Bryant Park Trust Series 2019-OBP, Class A 2.52%(2)	09/15/54	1,495,000	1,324,262
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A1 3.87%(2),(5)	01/05/43	1,710,000	1,461,782
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2B 4.14%(2),(5)	01/05/43	70,000	61,272

Total Commercial Mortgage-Backed Securities—Non-Agency (Cost: $25,746,630)			24,535,462

TCW Core Fixed Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—AGENCY—37.5%
Federal Home Loan Mortgage Corp., Pool #A97179 4.50%	03/01/41	$821,606	$800,570
Federal Home Loan Mortgage Corp., Pool #G06360 4.00%	03/01/41	945,966	898,886
Federal Home Loan Mortgage Corp., Pool #G06498 4.00%	04/01/41	650,507	618,101
Federal Home Loan Mortgage Corp., Pool #G06499 4.00%	03/01/41	429,103	407,697
Federal Home Loan Mortgage Corp., Pool #G07849 3.50%	05/01/44	555,620	507,641
Federal Home Loan Mortgage Corp., Pool #G07924 3.50%	01/01/45	828,005	753,489
Federal Home Loan Mortgage Corp., Pool #G08710 3.00%	06/01/46	1,028,908	897,353
Federal Home Loan Mortgage Corp., Pool #G08711 3.50%	06/01/46	1,661,686	1,500,469
Federal Home Loan Mortgage Corp., Pool #G08715 3.00%	08/01/46	1,996,327	1,741,078
Federal Home Loan Mortgage Corp., Pool #G08716 3.50%	08/01/46	1,120,938	1,012,184
Federal Home Loan Mortgage Corp., Pool #G08721 3.00%	09/01/46	1,600,740	1,396,070
Federal Home Loan Mortgage Corp., Pool #G08722 3.50%	09/01/46	448,216	404,730
Federal Home Loan Mortgage Corp., Pool #G08726 3.00%	10/01/46	1,544,781	1,347,266
Federal Home Loan Mortgage Corp., Pool #G08732 3.00%	11/01/46	1,550,318	1,352,096
Federal Home Loan Mortgage Corp., Pool #G08792 3.50%	12/01/47	1,225,063	1,104,348
Federal Home Loan Mortgage Corp., Pool #G08816 3.50%	06/01/48	227,516	204,974
Federal Home Loan Mortgage Corp., Pool #G08826 5.00%	06/01/48	204,577	201,454
Federal Home Loan Mortgage Corp., Pool #G08843 4.50%	10/01/48	805,528	771,562
Federal Home Loan Mortgage Corp., Pool #G60038 3.50%	01/01/44	795,300	730,101
Federal Home Loan Mortgage Corp., Pool #G60344 4.00%	12/01/45	402,054	376,706
Federal Home Loan Mortgage Corp., Pool #G67700 3.50%	08/01/46	654,031	593,327
Federal Home Loan Mortgage Corp., Pool #G67706 3.50%	12/01/47	468,017	423,264
Federal Home Loan Mortgage Corp., Pool #G67707 3.50%	01/01/48	5,180,451	4,706,571
Federal Home Loan Mortgage Corp., Pool #G67711 4.00%	03/01/48	1,284,815	1,198,320
Federal Home Loan Mortgage Corp., Pool #G67718 4.00%	01/01/49	1,182,233	1,099,941
Federal Home Loan Mortgage Corp., Pool #Q05261 3.50%	12/01/41	810,608	745,347
Federal Home Loan Mortgage Corp., Pool #Q20178 3.50%	07/01/43	1,565,719	1,437,572
Federal Home Loan Mortgage Corp., Pool #SD0231 3.00%	01/01/50	3,640,354	3,159,456
Federal Home Loan Mortgage Corp., Pool #SD7513 3.50%	04/01/50	450,613	406,398
Federal Home Loan Mortgage Corp., Pool #SD8178 2.50%	11/01/51	4,832,622	3,956,883
Federal Home Loan Mortgage Corp., Pool #SD8193 2.00%	02/01/52	7,283,054	5,681,145
Federal Home Loan Mortgage Corp., Pool #SD8194 2.50%	02/01/52	6,607,604	5,404,066
Federal Home Loan Mortgage Corp., Pool #SD8238 4.50%	08/01/52	2,556,749	2,412,872
Federal Home Loan Mortgage Corp., Pool #SD8264 3.50%	11/01/52	1,905,540	1,688,298
Federal Home Loan Mortgage Corp., Pool #ZM1779 3.00%	09/01/46	965,416	840,803
Federal Home Loan Mortgage Corp., Pool #ZT1703 4.00%	01/01/49	804,924	747,897
Federal Home Loan Mortgage Corp. REMICS Series 2439, Class KZ 6.50%	04/15/32	41,211	42,436
Federal Home Loan Mortgage Corp. REMICS Series 2575, Class FD (PAC) 4.97% (30 day USD SOFR Average + 0.564%)(1)	02/15/33	117,221	116,429
Federal Home Loan Mortgage Corp. REMICS Series 2662, Class MT (TAC) 4.50%	08/15/33	33,967	33,438
Federal Home Loan Mortgage Corp. REMICS Series 3315, Class S (I/O) (I/F) 1.89% (-30 day USD SOFR Average + 6.296%)(1)	05/15/37	5,388	316
Federal Home Loan Mortgage Corp. REMICS Series 3339, Class JS (I/F) 13.45% (-30 day USD SOFR Average + 42.091%)(1)	07/15/37	138,366	176,198
Federal Home Loan Mortgage Corp. REMICS Series 3351, Class ZC 5.50%	07/15/37	118,049	120,177
Federal Home Loan Mortgage Corp. REMICS Series 3380, Class SM (I/O) (I/F) 1.89% (-30 day USD SOFR Average + 6.296%)(1)	10/15/37	177,334	14,363
Federal Home Loan Mortgage Corp. REMICS Series 3382, Class FL 5.22% (30 day USD SOFR Average + 0.814%)(1)	11/15/37	47,087	47,025
Federal Home Loan Mortgage Corp. REMICS Series 3439, Class SC (I/O) (I/F) 1.38% (-30 day USD SOFR Average + 5.786%)(1)	04/15/38	765,953	41,142
Federal Home Loan Mortgage Corp. REMICS Series 3578, Class DI (I/O) (I/F) 2.13% (-30 day USD SOFR Average + 6.536%)(1)	04/15/36	251,858	19,534
Federal Home Loan Mortgage Corp. REMICS Series 4818, Class CA 3.00%	04/15/48	382,164	330,920
Federal National Mortgage Association, Pool #596686 6.50%	11/01/31	5,153	5,375
Federal National Mortgage Association, Pool #727575 5.00%	06/01/33	10,238	10,294
Federal National Mortgage Association, Pool #748751 5.50%	10/01/33	29,370	29,938
Federal National Mortgage Association, Pool #AL0209 4.50%	05/01/41	237,906	231,523
Federal National Mortgage Association, Pool #AL0851 6.00%	10/01/40	215,625	224,675

TCW Core Fixed Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—AGENCY (Continued)
Federal National Mortgage Association, Pool #AS9830 4.00%	06/01/47	$438,902	$408,444
Federal National Mortgage Association, Pool #BN7755 3.00%	09/01/49	2,332,048	2,023,981
Federal National Mortgage Association, Pool #BQ6913 2.00%	12/01/51	8,041,249	6,280,063
Federal National Mortgage Association, Pool #BQ7006 2.00%	01/01/52	6,580,662	5,137,330
Federal National Mortgage Association, Pool #BV7937 4.00%	08/01/52	4,670,439	4,279,630
Federal National Mortgage Association, Pool #BV8464 3.00%	04/01/52	3,627,815	3,087,668
Federal National Mortgage Association, Pool #BX8625 5.00%	04/01/53	6,098,993	5,901,567
Federal National Mortgage Association, Pool #CA1710 4.50%	05/01/48	1,094,972	1,047,510
Federal National Mortgage Association, Pool #CA1711 4.50%	05/01/48	759,027	726,126
Federal National Mortgage Association, Pool #CA2208 4.50%	08/01/48	605,575	579,327
Federal National Mortgage Association, Pool #CA2327 4.00%	09/01/48	384,528	357,781
Federal National Mortgage Association, Pool #CB0290 2.00%	04/01/51	6,627,243	5,195,593
Federal National Mortgage Association, Pool #CB0610 2.50%	05/01/51	6,193,436	5,113,883
Federal National Mortgage Association, Pool #CB2313 2.50%	12/01/51	6,760,917	5,568,820
Federal National Mortgage Association, Pool #CB3289 2.00%	04/01/52	8,792,011	6,891,423
Federal National Mortgage Association, Pool #CB4800 4.50%	10/01/52	5,556,283	5,241,892
Federal National Mortgage Association, Pool #FM2318 3.50%	09/01/49	232,411	209,277
Federal National Mortgage Association, Pool #FM2870 3.00%	03/01/50	1,555,115	1,349,682
Federal National Mortgage Association, Pool #FS4233 4.50%	12/01/52	5,988,365	5,649,525
Federal National Mortgage Association, Pool #FS4701 4.50%	04/01/53	7,208,808	6,797,965
Federal National Mortgage Association, Pool #FS6953 4.00%	02/01/53	4,610,512	4,225,433
Federal National Mortgage Association, Pool #MA1146 4.00%	08/01/42	494,359	466,836
Federal National Mortgage Association, Pool #MA1561 3.00%	09/01/33	900,749	848,561
Federal National Mortgage Association, Pool #MA1584 3.50%	09/01/33	1,315,198	1,256,774
Federal National Mortgage Association, Pool #MA3182 3.50%	11/01/47	265,541	239,047
Federal National Mortgage Association, Pool #MA4093 2.00%	08/01/40	3,605,855	3,039,823
Federal National Mortgage Association, Pool #MA4281 2.00%	03/01/51	6,703,319	5,252,860
Federal National Mortgage Association, Pool #MA4387 2.00%	07/01/41	517,474	433,293
Federal National Mortgage Association, Pool #MA4465 2.00%	11/01/51	1,983,119	1,548,779
Federal National Mortgage Association, Pool #MA4512 2.50%	01/01/52	7,183,267	5,877,103
Federal National Mortgage Association, Pool #MA4548 2.50%	02/01/52	3,091,596	2,528,479
Federal National Mortgage Association, Pool #MA4579 3.00%	04/01/52	6,532,231	5,560,404
Federal National Mortgage Association, Pool #MA4644 4.00%	05/01/52	1,249,894	1,145,694
Federal National Mortgage Association, Pool #MA4655 4.00%	07/01/52	4,189,179	3,835,167
Federal National Mortgage Association, Pool #MA4839 4.00%	12/01/52	6,261,602	5,734,735
Federal National Mortgage Association, Pool #MA5138 5.50%	09/01/53	6,693,419	6,617,635
Federal National Mortgage Association Interest STRIPS Series 426, Class C39 (I/O) 2.00%	09/25/51	2,834,295	365,336
Federal National Mortgage Association Interest STRIPS Series 426, Class C43 (I/O) 2.00%	07/25/50	2,455,439	309,685
Federal National Mortgage Association Interest STRIPS Series 426, Class C44 (I/O) 2.00%	03/25/52	6,036,434	771,430
Federal National Mortgage Association Interest STRIPS Series 426, Class C45 (I/O)
2.00%	07/25/51	7,152,636	908,992
Federal National Mortgage Association REMICS Series 2001-14, Class SH (I/F) 12.20% (-30 day USD SOFR Average + 27.424%)(1)	03/25/30	19,634	20,396
Federal National Mortgage Association REMICS Series 2001-34, Class FV 4.97% (30 day USD SOFR Average + 0.614%)(1)	08/25/31	36,827	36,709
Federal National Mortgage Association REMICS Series 2007-89, Class GF 4.99% (30 day USD SOFR Average + 0.634%)(1)	09/25/37	194,050	192,614
Federal National Mortgage Association REMICS Series 2008-30, Class SA (I/O) (I/F) 2.38% (-30 day USD SOFR Average + 6.736%)(1)	04/25/38	37,014	3,553
Federal National Mortgage Association REMICS Series 2008-62, Class SN (I/O) (I/F) 1.73% (-30 day USD SOFR Average + 6.086%)(1)	07/25/38	42,565	2,669
Federal National Mortgage Association REMICS Series 2009-64, Class TB
4.00%	08/25/29	289,215	284,819
Federal National Mortgage Association REMICS Series 2009-68, Class SA (I/O) (I/F) 2.28% (-30 day USD SOFR Average + 6.636%)(1)	09/25/39	30,116	2,730
Federal National Mortgage Association REMICS Series 2010-26, Class AS (I/O) (I/F) 1.86% (-30 day USD SOFR Average + 6.216%)(1)	03/25/40	442,139	35,977
Federal National Mortgage Association REMICS Series 2011-111, Class DB 4.00%	11/25/41	963,883	909,243
Federal National Mortgage Association REMICS Series 2018-38, Class LA 3.00%	06/25/48	738,087	643,250
Federal National Mortgage Association REMICS Series 2018-43, Class CT 3.00%	06/25/48	548,179	477,795

TCW Core Fixed Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—AGENCY (Continued)
Federal National Mortgage Association REMICS Series 2019-79, Class FA 4.97% (30 day USD SOFR Average + 0.614%)(1)	01/25/50	$1,337,905	$1,312,658
Federal National Mortgage Association REMICS Series 2023-39, Class AI (I/O) 2.00%	07/25/52	20,483,849	2,666,864
Federal National Mortgage Association REMICS Trust Series 2004-W10, Class A6 (PAC) 5.75%	08/25/34	501,301	511,592
Government National Mortgage Association, Pool #608259 4.50%	08/15/33	11,209	11,063
Government National Mortgage Association, Pool #782114 5.00%	09/15/36	45,049	45,154
Government National Mortgage Association, Pool #MA3521 3.50%	03/20/46	742,744	677,198
Government National Mortgage Association, Pool #MA3597 3.50%	04/20/46	721,042	653,678
Government National Mortgage Association, Pool #MA3662 3.00%	05/20/46	320,971	284,249
Government National Mortgage Association, Pool #MA3663 3.50%	05/20/46	702,296	636,684
Government National Mortgage Association, Pool #MA4126 3.00%	12/20/46	1,933,092	1,709,016
Government National Mortgage Association, Pool #MA4127 3.50%	12/20/46	1,013,766	919,055
Government National Mortgage Association, Pool #MA4196 3.50%	01/20/47	597,120	541,333
Government National Mortgage Association, Pool #MA4454 5.00%	05/20/47	242,657	241,007
Government National Mortgage Association, Pool #MA4510 3.50%	06/20/47	284,645	257,622
Government National Mortgage Association, Pool #MA4589 5.00%	07/20/47	563,549	559,717
Government National Mortgage Association, Pool #MA4722 5.00%	09/20/47	182,406	180,856
Government National Mortgage Association, Pool #MA4777 3.00%	10/20/47	230,411	202,786
Government National Mortgage Association, Pool #MA4836 3.00%	11/20/47	900,589	792,616
Government National Mortgage Association, Pool #MA4837 3.50%	11/20/47	1,855,519	1,679,364
Government National Mortgage Association, Pool #MA4838 4.00%	11/20/47	529,384	493,936
Government National Mortgage Association, Pool #MA4901 4.00%	12/20/47	903,053	842,585
Government National Mortgage Association, Pool #MA5078 4.00%	03/20/48	639,031	595,987
Government National Mortgage Association, Pool #MA5399 4.50%	08/20/48	1,262,332	1,210,571
Government National Mortgage Association, Pool #MA5466 4.00%	09/20/48	44,064	41,051
Government National Mortgage Association, Pool #MA5467 4.50%	09/20/48	77,055	73,895
Government National Mortgage Association, Pool #MA6030 3.50%	07/20/49	68,390	60,670
Government National Mortgage Association, Pool #MA6209 3.00%	10/20/49	495,175	423,963
Government National Mortgage Association, Pool #MA8347 4.50%	10/20/52	4,779,174	4,533,515
Government National Mortgage Association REMICS Series 2008-27, Class SI (I/O) (I/F) 2.06% (-1 mo. USD Term SOFR + 6.356%)(1)	03/20/38	122,961	10,389
Government National Mortgage Association REMICS Series 2008-81, Class S (I/O) (I/F) 1.79% (-1 mo. USD Term SOFR + 6.086%)(1)	09/20/38	470,815	36,009
Government National Mortgage Association REMICS Series 2010-1, Class S (I/O) (I/F) 1.34% (-1 mo. USD Term SOFR + 5.636%)(1)	01/20/40	712,645	49,623
Government National Mortgage Association REMICS Series 2018-124, Class NW 3.50%	09/20/48	640,760	570,160
Government National Mortgage Association REMICS Series 2023-134, Class F 5.37% (30 day USD SOFR Average + 1.000%)(1)	08/20/53	733,994	730,871
Government National Mortgage Association REMICS Series 2024-30, Class CF 5.62% (30 day USD SOFR Average + 1.250%)(1)	02/20/54	974,622	977,755
Government National Mortgage Association REMICS Series 2024-97, Class FW 5.52% (30 day USD SOFR Average + 1.150%)(1)	06/20/54	239,493	239,701
Government National Mortgage Association, TBA
2.50%(6)	12/01/51	11,975,000	10,006,160
4.00%(6)	05/01/52	7,100,000	6,533,122
4.50%(6)	09/01/54	6,425,000	6,073,389
5.00%(6)	08/01/54	9,925,000	9,636,480
5.50%(6)	07/01/54	5,225,000	5,185,436
Uniform Mortgage-Backed Security, TBA
2.00%(6)	11/01/51	3,925,000	3,051,103
2.50%(6)	12/01/51	3,075,000	2,503,934
3.00%(6)	01/01/52	4,025,000	3,418,465
3.50%(6)	02/01/52	12,950,000	11,456,716
4.00%(6)	03/01/52	625,000	571,585
4.50%(6)	08/01/54	4,750,000	4,471,465
5.00%(6)	07/01/54	7,750,000	7,483,532
5.50%(6)	05/01/54	4,325,000	4,270,643

Total Residential Mortgage-Backed Securities—Agency (Cost: $294,314,760)			277,831,249

RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY —7.5%
Ajax Mortgage Loan Trust Series 2019-F, Class A1 2.86%(2)	07/25/59	1,378,738	1,325,394
Bayview MSR Opportunity Master Fund Trust Series 2021-5, Class A5 2.50%(2),(5)	11/25/51	3,430,860	3,016,542
Citigroup Mortgage Loan Trust, Inc. Series 2005-5, Class 2A2 5.75%(7)	08/25/35	116,281	98,054
Citigroup Mortgage Loan Trust, Inc. Series 2006-AMC1, Class A1 4.72% (1 mo. USD Term SOFR + 0.404%)(1),(2)	09/25/36	4,884,681	4,687,221
CSMC Trust Series 2018-RPL9, Class A 3.85%(2),(5)	09/25/57	1,895,363	1,815,094
CSMC Trust Series 2022-ATH2, Class A1 4.55%(2),(5)	05/25/67	2,962,971	2,925,289

TCW Core Fixed Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
Fremont Home Loan Trust Series 2005-E, Class 2A4 5.09% (1 mo. USD Term SOFR + 0.774%)(1)	01/25/36	$3,552,403	$3,393,991
GS Mortgage-Backed Securities Trust Series 2018-RPL1, Class A1A 3.75%(2)	10/25/57	1,414,228	1,378,045
GS Mortgage-Backed Securities Trust Series 2021-INV1, Class A6 2.50%(2),(5)	12/25/51	3,274,670	2,871,333
GSAA Home Equity Trust Series 2005-11, Class 2A2 5.07% (1 mo. USD Term SOFR + 0.754%)(1)	10/25/35	344,752	362,848
IndyMac INDX Mortgage Loan Trust Series 2005-AR6, Class 2A1 4.91% (1 mo. USD Term SOFR + 0.594%)(1)	04/25/35	420,381	343,850
JPMorgan Mortgage Trust Series 2021-14, Class A3 2.50%(2),(5)	05/25/52	4,417,488	3,548,863
JPMorgan Mortgage Trust Series 2021-INV3, Class A3 2.50%(2),(5)	12/25/51	6,331,462	5,544,930
JPMorgan Mortgage Trust Series 2021-INV5, Class A3 3.00%(2),(5)	12/25/51	4,844,637	4,385,099
JPMorgan Mortgage Trust Series 2022-1, Class A3 2.50%(2),(5)	07/25/52	7,795,192	6,264,732
Morgan Stanley ABS Capital I, Inc. Trust Series 2004-WMC2, Class M1 5.34% (1 mo. USD Term SOFR + 1.029%)(1)	07/25/34	425,729	439,322
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A 5.64%(5)	04/25/34	58,436	55,648
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCW2, Class M3 5.25% (1 mo. USD Term SOFR + 0.939%)(1)	07/25/35	5,000,000	4,744,467
Starwood Mortgage Residential Trust Series 2021-3, Class A1 1.13%(2),(5)	06/25/56	1,882,949	1,617,100
Structured Asset Investment Loan Trust Series 2004-6, Class A3 5.23% (1 mo. USD Term SOFR + 0.914%)(1)	07/25/34	1,315,420	1,339,498
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR15, Class A1A1 4.95% (1 mo. USD Term SOFR + 0.634%)(1)	11/25/45	3,490,310	3,303,299
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR3, Class A2 5.08%(5)	03/25/35	387,285	384,325
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 2A1 6.00%(7)	07/25/37	37,196	33,466
Wells Fargo Home Equity Asset-Backed Securities Trust Series 2004-2, Class A33 5.43% (1 mo. USD Term SOFR + 1.114%)(1)	10/25/34	2,082,024	2,108,270

Total Residential Mortgage-Backed Securities—Non-Agency (Cost: $59,349,112)			55,986,680

U.S. TREASURY SECURITIES—27.9%
U.S. Treasury Bonds
4.50%	11/15/54	37,967,000	36,175,432
4.63%	11/15/44	43,030,000	41,792,887
U.S. Treasury Inflation-Indexed Notes 2.13%	01/15/35	8,482,624	8,485,557
U.S. Treasury Notes 4.13%	01/31/27	700,000	698,975
4.25%	01/15/28	1,125,000	1,125,396
4.25%	01/31/30	67,985,000	67,743,334
4.25%	11/15/34	34,425,000	33,631,612
4.38%	12/31/29	17,183,000	17,216,561

Total U.S. Treasury Securities (Cost: $208,862,221)			206,869,754

Total Fixed Income Securities (Cost: $753,399,858)			723,509,716

PURCHASED OPTIONS(8) (0.0%) (Cost: $320,023)			316,351

		Shares
MONEY MARKET INVESTMENTS—12.8%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 4.33%(9)		37,731	3,773,100
TCW Central Cash Fund, 4.36%(9),(10)		91,203,078	91,203,078

Total Money Market Investments (Cost: $91,240,809)			94,976,178

Total Investments (110.4%) (Cost: $844,960,690)			818,802,245

Liabilities In Excess Of Other Assets (-10.4%)			(77,135,347)

Net Assets (100.0%)			$741,666,898

TCW Core Fixed Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
1,459	2-Year U.S. Treasury Note Futures	03/31/25	$299,862,118	$300,006,875	$144,757
672	5-Year U.S. Treasury Note Futures	03/31/25	71,663,089	71,494,500	(168,589)

			$371,525,207	$371,501,375	$(23,832)

Short Futures
92	10-Year Ultra Bond Futures	03/20/25	$(10,361,304)	$(10,246,500)	$114,804
13	30-Year Euro-Buxl Future	03/6/25	(1,910,351)	(1,742,244)	168,107
15	Euro-Bobl Future	03/6/25	(1,852,844)	(1,831,115)	21,729
59	Euro-Bund Future	03/6/25	(8,396,816)	(8,127,906)	268,910

			$(22,521,315)	$(21,947,765)	$573,550

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY(11)
Goldman Sachs & Co.	EUR	305,251	02/04/25	$317,272	$317,324	$52
Goldman Sachs & Co.	EUR	12,000	04/11/25	12,636	12,514	(122)

				$329,908	$329,838	$(70)

SELL(12)
Goldman Sachs & Co.	EUR	410,000	04/11/25	$426,580	$427,581	$(1,001)
Citibank N.A.	EUR	13,569,000	04/11/25	13,906,054	14,150,851	(244,797)

				$14,332,634	$14,578,432	$(245,798)

PURCHASED SWAPTIONS - OTC

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
1-Year 5-Year Interest Rate Swap	JPMorgan Chase Bank	4.52%	1/30/26	$16,775,000	$16,775,000	$158,881	$158,524	$357
1-Year 2-Year Interest Rate Swap	Goldman Sachs International	4.46%	1/30/26	$39,390,000	$39,390,000	$157,470	$161,499	$(4,029)

						$316,351	$320,023	$(3,672)

CENTRALLY CLEARED - INTEREST RATE SWAP AGREEMENTS
Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
$8,888,000	12/20/53	Annual	3.520%	Annual	12-Month SOFR	$741,826	$—	$741,826

TCW Core Fixed Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Notes to the Schedule of Investments:
ABS	Asset-Backed Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
STRIPS	Separate Trading of Registered Interest and Principal Securities.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at January 31, 2025.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At January 31, 2025, the value of these securities amounted to $117,112,146 or 15.8% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At January 31, 2025, the value of these securities amounted to $9,161,971 or 1.2% of net assets.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(5)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)	See options table for description of purchased options.
(9)	Rate disclosed is the 7-day net yield as of January 31, 2025.
(10)	Affiliated issuer.
(11)	Fund buys foreign currency, sells U.S. Dollar.
(12)	Fund sells foreign currency, buys U.S. Dollar.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

The summary of the TCW Core Fixed Income Fund transactions in the affiliated funds for the period ended January 31, 2025 is as follows:

Name of Affiliated Fund	Value at October 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held January 31, 2025	Value at January 31, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$58,589,783	$442,513,295	$409,900,000	91,203,078	$91,203,078	$790,778	$—	$—	$—

Total					$91,203,078	$790,778	$—	$—	$—

TCW Core Fixed Income Fund

Investments by Sector (Unaudited)	January 31, 2025

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities—Agency	37.5%
U.S. Treasury Securities	27.9
Corporate Bonds	14.1
Money Market Investments	12.8
Residential Mortgage-Backed Securities—Non-Agency	7.5
Asset-Backed Securities	5.8
Commercial Mortgage-Backed Securities—Non-Agency	3.3
Municipal Bonds	0.8
Commercial Mortgage-Backed Securities—Agency	0.7
Interest Rate Swaps	0.1
Purchased Swaptions—OTC	0.0 **
Other*	(10.4)

Total	100.1%

*	Includes futures, swap agreements, pending trades, interest receivable, fund share transactions and accrued expenses payable.
**	Amount rounds to less than 0.1%.

TCW Core Fixed Income Fund

Fair Valuation Summary (Unaudited)	January 31, 2025

The following is a summary of the fair valuations according to the inputs used as of January 31, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Residential Mortgage-Backed Securities—Agency	$—	$277,831,249	$—	$277,831,249
U.S. Treasury Securities	198,384,197	8,485,557	—	206,869,754
Corporate Bonds	—	104,451,967	—	104,451,967
Residential Mortgage-Backed Securities—Non-Agency	—	55,986,680	—	55,986,680
Asset-Backed Securities	—	39,511,182	3,534,421	43,045,603
Commercial Mortgage-Backed Securities—Non-Agency	—	24,535,462	—	24,535,462
Municipal Bonds	—	5,555,156	—	5,555,156
Commercial Mortgage-Backed Securities—Agency	—	5,233,845	—	5,233,845

Total Fixed Income Securities	198,384,197	521,591,098	3,534,421	723,509,716

Money Market Investments	94,976,178		—	94,976,178
Equity Securities	—	316,351	—	316,351

Total Investments	$293,360,375	$521,907,449	$3,534,421	$818,802,245

Asset Derivatives
Swap Agreements
Interest Rate Risk	—	741,826	—	741,826
Futures Contracts
Interest Rate Risk	718,307	—	—	718,307
Forward Currency Exchange Contracts
Foreign Currency Risk	—	52	—	52

Total	$294,078,682	$522,649,327	$3,534,421	$820,262,430

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(168,589)	$—	$—	$(168,589)
Forward Currency Exchange Contracts
Foreign Currency Risk	—	(245,920)	—	(245,920)

Total	$(168,589)	$(245,920)	$—	$(414,509)

TCW Emerging Markets Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES—95.2% of Net Assets
Angola—2.1%
Angola Government International Bonds
8.00%(1)	11/26/29	$16,383,000	$14,786,804
8.25%(1)	05/09/28	16,998,000	16,046,452
8.75%(1)	04/14/32	26,579,000	23,638,034
9.13%(1)	11/26/49	20,232,000	16,355,549
9.50%(1)	11/12/25	2,135,000	2,153,895

Total Angola (Cost: $74,412,298)			72,980,734

Argentina—2.5%
Argentina Republic Government International Bonds
0.75%	07/09/30	46,242,273	34,740,895
4.13%	07/09/35	26,076,132	17,735,681
5.00%	01/09/38	26,514,606	19,126,046
Provincia de Buenos Aires/Government Bonds 6.63%(1)	09/01/37	25,873,070	18,351,510

Total Argentina (Cost: $59,024,461)			89,954,132

Bahrain—2.7%
Bahrain Government International Bonds
5.63%(1)	05/18/34	34,194,000	31,498,829
6.75%(1)	09/20/29	36,524,000	37,232,566
7.50%(2)	02/12/36	10,701,000	11,122,940
CBB International Sukuk Programme Co. WLL 6.00%(2)	02/12/31	17,386,000	17,544,560

Total Bahrain (Cost: $94,585,838)			97,398,895

Brazil—5.1%
Aegea Finance SARL 9.00%(2)	01/20/31	12,837,000	13,376,282
Brazil Government International Bonds
3.75%	09/12/31	15,200,000	13,167,912
3.88%	06/12/30	17,900,000	16,096,396
5.00%	01/27/45	24,910,000	18,805,555
6.00%	10/20/33	22,625,000	21,700,769
6.13%	01/22/32	9,000,000	8,817,300
7.13%	05/13/54	29,486,000	27,911,743
CSN Resources SA
4.63%(2)	06/10/31	2,447,000	1,914,949
8.88%(2)	12/05/30	8,378,000	8,291,539
Minerva Luxembourg SA 8.88%(2)	09/13/33	9,384,000	9,886,044
Samarco Mineracao SA 9.00%(2),(3)	06/30/31	24,356,835	23,555,495
Yinson Boronia Production BV 8.95%(2)	07/31/42	18,217,888	18,961,178

Total Brazil (Cost: $181,677,945)			182,485,162

Chile—3.4%
AES Andes SA
6.30%(2)	03/15/29	10,103,000	10,253,333
8.15% (5 yr. CMT + 3.835%)(2),(4)	06/10/55	18,568,000	19,028,672
Antofagasta PLC 6.25%(2)	05/02/34	12,078,000	12,268,108
Chile Government International Bonds
3.25%	09/21/71	13,077,000	7,710,330
3.50%	01/31/34	4,582,000	3,964,117
3.50%	01/25/50	9,061,000	6,253,631
4.34%	03/07/42	2,100,000	1,766,268
Corp. Nacional del Cobre de Chile
3.70%(1)	01/30/50	10,227,000	6,808,625
5.13%(1)	02/02/33	14,846,000	14,093,456
6.30%(1)	09/08/53	16,143,000	15,689,220
6.44%(1)	01/26/36	23,833,000	24,220,048

Total Chile (Cost: $122,249,586)			122,055,808

China—0.2% (Cost: $8,294,009)
Fortune Star BVI Ltd. 5.00%(1)	05/18/26	8,999,000	8,674,496

Colombia—5.0%
Aris Mining Corp. 8.00%(2)	10/31/29	8,855,000	8,898,390
Colombia Government International Bonds
3.25%	04/22/32	12,286,000	9,497,815
7.50%	02/02/34	21,832,000	21,667,605
7.75%	11/07/36	17,200,000	16,877,844
8.00%	04/20/33	2,414,000	2,483,692
8.00%	11/14/35	19,655,000	19,886,143
8.75%	11/14/53	24,030,000	24,386,365
Ecopetrol SA
5.88%	05/28/45	20,143,000	14,131,926
7.75%	02/01/32	11,075,000	10,863,911
8.38%	01/19/36	27,480,000	26,748,757
Geopark Ltd. 8.75%(2)	01/31/30	8,920,000	8,870,494
Termocandelaria Power SA 7.75%(2)	09/17/31	13,740,000	13,942,115

Total Colombia (Cost: $180,300,465)			178,255,057

Costa Rica—1.0%
Costa Rica Government International Bonds
6.13%(1)	02/19/31	4,686,000	4,731,923
6.55%(2)	04/03/34	12,151,000	12,481,507
7.30%(2)	11/13/54	18,311,000	19,231,677

Total Costa Rica (Cost: $34,394,108)			36,445,107

Dominican Republic—2.0%
Dominican Republic International Bonds
4.50%(2)	01/30/30	15,112,000	13,993,863
4.88%(2)	09/23/32	18,920,000	17,103,302
5.50%(2)	02/22/29	12,683,000	12,429,721
6.40%(1)	06/05/49	11,519,000	10,967,470
6.85%(1)	01/27/45	18,242,000	18,254,222

Total Dominican Republic (Cost: $68,113,720)			72,748,578

Ecuador—1.3%
Ecuador Government International Bonds
0.00%(1),(5)	07/31/30	11,782,578	7,506,445
5.00%(1)	07/31/40	15,872,376	9,391,685
5.50%(2)	07/31/35	26,990,383	17,711,899
6.90%(1)	07/31/30	15,143,313	11,754,996

Total Ecuador (Cost: $30,206,551)			46,365,025

Egypt—3.9%
Egypt Government International Bonds
5.88%(1)	02/16/31	34,454,000	29,481,599
7.05%(2)	01/15/32	30,455,000	26,746,190
7.30%(1)	09/30/33	33,836,000	29,094,900
7.50%(1)	02/16/61	4,600,000	3,274,786
7.63%(1)	05/29/32	25,527,000	22,923,501
8.50%(1)	01/31/47	31,961,000	25,678,426

Total Egypt (Cost: $109,981,917)			137,199,402

TCW Emerging Markets Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount		Value
El Salvador—0.8%
El Salvador Government International Bonds
0.25%(2)	04/17/30		$13,436,000	$313,059
7.12%(1)	01/20/50		5,611,000	4,779,001
7.65%(1)	06/15/35		3,108,000	3,007,922
8.25%(1)	04/10/32		8,389,000	8,512,151
9.25%(2)	04/17/30		3,071,000	3,263,245
9.50%(1)	07/15/52		3,740,000	3,940,688
9.65%(2)	11/21/54		4,764,000	5,075,375

Total El Salvador (Cost: $24,212,668)				28,891,441

Gabon—1.7%
Gabon Government International Bonds
6.63%(1)	02/06/31		62,998,000	49,896,306
6.95%(1)	06/16/25		9,924,000	9,730,482

Total Gabon (Cost: $59,418,284)				59,626,788

Ghana—0.8%
Ghana Government International Bonds
0.00%(2),(5)	07/03/26		1,664,798	1,557,585
0.00%(2),(5)	01/03/30		2,631,293	2,056,040
5.00%(2)	07/03/29		11,385,685	10,165,595
5.00%(2)	07/03/35		20,500,413	15,007,327

Total Ghana (Cost: $28,689,432)				28,786,547

Guatemala—1.7%
Guatemala Government Bonds
3.70%(2)	10/07/33		11,900,000	9,736,580
4.90%(1)	06/01/30		5,831,000	5,539,741
5.38%(1)	04/24/32		10,000,000	9,496,800
6.05%(2)	08/06/31		7,681,000	7,583,067
6.55%(2)	02/06/37		17,046,000	16,837,698
6.60%(2)	06/13/36		12,917,000	12,783,697

Total Guatemala (Cost: $62,681,116)				61,977,583

Honduras—0.3% (Cost: $9,515,559)
Honduras Government International Bonds 8.63%(2)	11/27/34		9,500,000	9,218,230

Hungary—1.1%
Hungary Government International Bonds 5.50%(1)	06/16/34		6,800,000	6,563,020
Magyar Export-Import Bank Zrt 6.13%(2)	12/04/27		6,393,000	6,467,926
MVM Energetika Zrt
6.50%(1)	03/13/31		10,701,000	10,818,497
7.50%(1)	06/09/28		14,622,000	15,288,032

Total Hungary (Cost: $38,536,737)				39,137,475

Indonesia—3.5%
Freeport Indonesia PT 5.32%(2)	04/14/32		11,682,000	11,480,135
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT 5.45%(2)	05/15/30		11,675,000	11,715,279
Indonesia Government International Bonds
2.85%	02/14/30		11,499,000	10,402,225
4.40%	03/10/29		9,408,000	9,213,349
4.70%	02/10/34		12,180,000	11,614,117
4.75%	09/10/34		10,382,000	9,902,455
5.15%	09/10/54		5,848,000	5,395,014
Perusahaan Penerbit SBSN Indonesia III
5.20%(2)	07/02/34		15,088,000	15,014,823
5.50%(2)	07/02/54		5,832,000	5,642,052
5.60%(2)	11/15/33		22,819,000	23,360,723
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.88%(1)	07/17/49		12,225,000	9,786,602

Total Indonesia (Cost: $122,445,927)				123,526,774

Israel—2.0%
Israel Government International Bonds
5.38%	03/12/29		15,373,000	15,412,970
5.50%	03/12/34		41,862,000	41,356,307
5.75%	03/12/54		13,720,000	12,704,857

Total Israel (Cost: $69,277,988)				69,474,134

Jordan—0.9%
Jordan Government International Bonds
5.85%(1)	07/07/30		8,940,000	8,285,324
7.38%(1)	10/10/47		3,597,000	3,210,502
7.50%(2)	01/13/29		20,198,000	20,208,301

Total Jordan (Cost: $32,064,536)				31,704,127

Kazakhstan—1.0%
ForteBank JSC 7.75%(2)	02/04/30		7,250,000	7,217,158
KazMunayGas National Co. JSC
5.38%(1)	04/24/30		4,601,000	4,495,407
5.75%(1)	04/19/47		26,793,000	22,933,468

Total Kazakhstan (Cost: $32,164,967)				34,646,033

Kenya—0.3%
Republic of Kenya Government International Bonds
7.00%(1)	05/22/27		3,531,000	3,487,710
8.00%(1)	05/22/32		3,073,000	2,811,518
8.25%(1)	02/28/48		3,978,000	3,298,796
9.75%(1)	02/16/31		2,599,000	2,581,769

Total Kenya (Cost: $11,577,419)				12,179,793

Latvia—0.5% (Cost: $17,791,603)
Air Baltic Corp. AS 14.50%(2)	08/14/29	EUR	15,830,000	18,389,824

Lebanon—1.4%
Lebanon Government International Bonds
5.80%(1),(6)	04/14/20		$58,850,000	9,480,735
6.00%(1),(6)	01/27/23		19,185,000	3,096,267
6.10%(1),(6)	10/04/22		46,359,000	7,480,488
6.15%(1),(6)	06/19/20		44,706,000	7,210,631
6.20%(1),(6)	02/26/25		15,060,000	2,424,961
6.65%(1),(6)	04/22/24		14,771,000	2,383,744
6.65%(1),(6)	11/03/28		2,000,000	321,080
6.85%(1),(6)	03/23/27		32,633,000	5,257,829
8.20%(1),(6)	05/17/33		20,000,000	3,220,000
8.25%(1),(6)	04/12/21		29,030,000	4,697,054
8.25%(1),(6)	05/17/34		22,875,000	3,684,248

Total Lebanon (Cost: $23,017,233)				49,257,037

Mexico—4.6%
Comision Federal de Electricidad
5.70%(2)	01/24/30		8,675,000	8,365,042
6.45%(2)	01/24/35		8,719,000	8,208,677
FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple 7.25%(2)	01/31/41		11,961,826	11,627,134
Mexico Government International Bonds
4.75%	04/27/32		5,000,000	4,568,250
6.34%	05/04/53		21,209,000	18,948,757
6.35%	02/09/35		32,601,000	32,042,219
6.88%	05/13/37		16,100,000	16,212,217

TCW Emerging Markets Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
Mexico (Continued)
Petroleos Mexicanos
5.95%	01/28/31	$19,723,000	$16,562,586
6.38%	01/23/45	7,545,000	5,029,950
6.50%	03/13/27	5,549,000	5,356,894
6.63%	06/15/35	14,469,000	11,457,712
6.70%	02/16/32	18,526,000	16,107,616
6.75%	09/21/47	7,890,000	5,412,224
7.69%	01/23/50	6,158,000	4,611,665
8.75%	06/02/29	718,430	713,228

Total Mexico (Cost: $165,075,094)			165,224,171

Mongolia—0.2%
Mongolia Government International Bonds
4.45%(1)	07/07/31	4,000,000	3,497,560
8.65%(1)	01/19/28	4,260,000	4,501,968

Total Mongolia (Cost: $8,018,934)			7,999,528

Morocco—0.8%
Morocco Government International Bonds
5.95%(2)	03/08/28	9,861,000	9,959,117
6.50%(2)	09/08/33	7,476,000	7,725,025
OCP SA 7.50%(2)	05/02/54	9,974,000	10,129,395

Total Morocco (Cost: $26,916,403)			27,813,537

Mozambique—0.3% (Cost: $9,348,974)
Mozambique International Bonds 9.00%(1)	09/15/31	12,441,000	10,125,979

Nigeria—1.4%
Nigeria Government International Bonds
7.14%(1)	02/23/30	13,494,000	12,443,492
7.38%(1)	09/28/33	9,985,000	8,677,564
7.63%(1)	11/28/47	6,555,000	5,113,162
7.70%(2)	02/23/38	4,594,000	3,815,087
8.25%(1)	09/28/51	2,884,000	2,349,451
8.38%(1)	03/24/29	11,445,000	11,223,883
10.38%(2)	12/09/34	4,437,000	4,598,906

Total Nigeria (Cost: $45,888,847)			48,221,545

Oman—2.9%
Mazoon Assets Co. SAOC 5.50%(2)	02/14/29	10,200,000	10,164,300
Oman Government International Bonds
6.00%(1)	08/01/29	35,727,000	36,418,317
6.25%(2)	01/25/31	41,216,000	42,626,824
6.50%(1)	03/08/47	13,706,000	13,614,170

Total Oman (Cost: $101,190,889)			102,823,611

Pakistan—0.7%
Pakistan Government International Bonds
7.38%(1)	04/08/31	16,142,000	14,010,449
8.88%(1)	04/08/51	12,112,000	9,822,347

Total Pakistan (Cost: $20,907,086)			23,832,796

Panama—2.4%
Panama Government International Bonds
3.16%	01/23/30	26,671,000	22,766,366
4.50%	04/16/50	29,743,000	18,951,050
6.40%	02/14/35	21,213,000	19,665,087
7.50%	03/01/31	6,314,000	6,470,587
7.88%	03/01/57	11,432,000	11,113,276
8.00%	03/01/38	7,665,000	7,796,608

Total Panama (Cost: $90,966,879)			86,762,974

Peru—1.7%
Banco de Credito del Peru SA 5.80% (5 yr. CMT + 2.240%)(2), (4)	03/10/35	6,189,000	6,064,601
Cia de Minas Buenaventura SAA 5.50%(1)	07/23/26	9,177,000	9,118,634
Niagara Energy SAC 5.75%(2)	10/03/34	8,342,000	8,048,862
Peru Government International Bonds
1.86%	12/01/32	12,616,000	9,635,092
3.00%	01/15/34	31,957,000	25,930,869

Total Peru (Cost: $59,761,903)			58,798,058

Philippines—1.5%
Philippines Government International Bonds
1.95%	01/06/32	6,450,000	5,244,431
3.00%	02/01/28	8,925,000	8,480,089
3.20%	07/06/46	12,051,000	8,287,834
3.56%	09/29/32	37,095,000	33,161,817

Total Philippines (Cost: $57,222,803)			55,174,171

Poland—1.8%
Bank Gospodarstwa Krajowego
5.75%(2)	07/09/34	10,076,000	10,087,084
6.25%(2)	07/09/54	10,479,000	10,326,216
Republic of Poland Government International Bonds
4.63%	03/18/29	22,738,000	22,577,015
4.88%	10/04/33	9,381,000	9,065,611
5.50%	03/18/54	13,039,000	12,105,277

Total Poland (Cost: $65,031,941)			64,161,203

Romania—2.5%
Romania Government International Bonds
5.88%(2)	01/30/29	18,986,000	18,666,845
6.00%(2)	05/25/34	9,166,000	8,484,966
6.38%(2)	01/30/34	21,296,000	20,346,411
7.13%(2)	01/17/33	24,750,000	25,055,415
7.63%(2)	01/17/53	15,336,000	15,332,780

Total Romania (Cost: $89,777,384)			87,886,417

Saudi Arabia—4.7%
Greensaif Pipelines Bidco SARL 6.13%(2)	02/23/38	62,260,000	62,949,218
Saudi Arabian Oil Co. 5.25%(2)	07/17/34	37,250,000	36,880,107
Saudi Government International Bonds
4.75%(2)	01/16/30	32,111,000	31,730,164
5.00%(1)	01/16/34	7,720,000	7,541,282
5.75%(2)	01/16/54	30,067,000	28,518,550

Total Saudi Arabia (Cost: $169,398,991)			167,619,321

Senegal—3.3%
Senegal Government International Bonds
6.25%(1)	05/23/33	61,798,000	50,958,631
6.75%(1)	03/13/48	43,479,000	30,382,690
7.75%(1)	06/10/31	39,226,000	35,991,424

Total Senegal (Cost: $120,359,787)			117,332,745

TCW Emerging Markets Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount		Value
Serbia—0.2% (Cost: $7,565,000)
Telecommunications Co. Telekom Srbija AD Belgrade 7.00%(2)	10/28/29		$7,565,000	$7,523,619

South Africa—2.6%
Eskom Holdings SOC Ltd. 8.45%(1)	08/10/28		27,969,000	29,140,062
Republic of South Africa Government International Bonds
4.85%	09/30/29		9,343,000	8,751,308
5.00%	10/12/46		11,089,000	7,676,582
5.65%	09/27/47		25,808,000	19,282,705
5.75%	09/30/49		10,794,000	8,060,528
5.88%	06/22/30		7,910,000	7,640,427
5.88%	04/20/32		13,576,000	12,832,171

Total South Africa (Cost: $91,545,466)				93,383,783

Sri Lanka—1.5%
Sri Lanka Government International Bonds
3.10%(2),(6)	01/15/30		22,642,060	19,761,990
3.35%(2),(6)	03/15/33		11,459,101	9,101,047
3.60%(2),(6)	06/15/35		7,737,529	5,482,504
3.60%(2),(6)	05/15/36		5,370,025	4,358,205
3.60%(2),(6)	02/15/38		10,744,565	8,859,861
4.00%(2),(6)	04/15/28		6,919,061	6,468,976

Total Sri Lanka (Cost: $50,161,978)				54,032,583

Turkey—7.1%
Akbank TAS 9.37% (5 yr. CMT + 5.270%)(2),(4),(7)	03/14/29		31,676,000	32,796,063
Hazine Mustesarligi Varlik Kiralama AS 8.51%(2)	01/14/29		24,393,000	26,025,136
Istanbul Metropolitan Municipality 10.50%(2)	12/06/28		32,698,000	35,443,324
Limak Cimento Sanayi ve Ticaret AS 9.75%(1)	07/25/29		11,332,000	11,363,050
TAV Havalimanlari Holding AS 8.50%(1)	12/07/28		8,538,000	8,859,968
Turkiye Government International Bonds
5.75%	05/11/47		22,306,000	17,228,485
7.13%	07/17/32		26,936,000	26,966,168
9.13%	07/13/30		9,955,000	11,069,960
Turkiye Vakiflar Bankasi TAO
8.99% (5 yr. CMT + 4.669%)(2),(4)	10/05/34		11,386,000	11,886,529
10.12% (5 yr. CMT + 5.493%)(2),(4),(7)	04/24/29		16,337,000	17,240,436
Yapi ve Kredi Bankasi AS
9.25% (5 yr. CMT + 5.278%)(2),(4)	01/17/34		10,263,000	10,782,308
9.74% (5 yr. CMT + 5.499%)(2),(4),(7)	04/04/29		21,430,000	22,409,565
Zorlu Enerji Elektrik Uretim AS 11.00%(2)	04/23/30		21,000,000	21,475,650

Total Turkey (Cost: $244,661,501)				253,546,642

Ukraine—3.7%
NAK Naftogaz Ukraine via Kondor Finance PLC
7.13%(1),(6)	07/19/26	EUR	2,780,000	2,558,702
7.63%(1), (3),(6)	11/08/28		$7,242,000	5,830,752
Ukraine Government International Bonds
0.00%(2),(6)	02/01/35		11,982,468	7,400,133
0.00%(2),(6)	02/01/36		9,985,390	6,147,605
0.00%(1),(6),(8)	08/01/41		69,957,000	58,400,803
1.75%(2),(6)	02/01/34		20,969,113	11,849,436
1.75%(2),(6)	02/01/35		21,080,789	11,799,972
1.75%(2),(6)	02/01/36		15,421,116	8,495,184
3.00%(1),(6)	02/01/30		12,000,000	6,801,120
3.00%(2),(6)	02/01/34		27,179,257	11,769,705

Total Ukraine (Cost: $103,623,160)				131,053,412

United Arab Emirates—4.1%
Abu Dhabi Government International Bonds 3.13%(1)	09/30/49		14,995,000	9,965,677
Adnoc Murban Rsc Ltd.
4.50%(2)	09/11/34		19,446,000	18,375,303
5.13%(2)	09/11/54		11,729,000	10,642,777
Finance Department Government of Sharjah
4.00%(1)	07/28/50		14,200,000	9,134,860
6.13%(2)	03/06/36		11,200,000	11,047,680
6.50%(2)	11/23/32		27,015,000	27,793,032
Galaxy Pipeline Assets Bidco Ltd.
2.63%(2)	03/31/36		19,706,000	16,327,998
2.94%(2)	09/30/40		22,439,516	18,043,166
MDGH GMTN RSC Ltd.
4.38%(1)	11/22/33		12,475,000	11,713,526
5.50%(1)	04/28/33		5,900,000	6,006,790
5.88%(1)	05/01/34		7,105,000	7,396,163

Total United Arab Emirates (Cost: $151,596,592)				146,446,972

Uruguay—0.6%
Uruguay Government International Bonds
4.38%	01/23/31		15,900,000	15,503,613
5.75%	10/28/34		4,900,000	5,023,431

Total Uruguay (Cost: $20,788,604)				20,527,044

Uzbekistan—0.5%
Republic of Uzbekistan International Bonds
3.70%(1)	11/25/30		6,875,000	5,788,819
3.90%(1)	10/19/31		6,450,000	5,355,886
5.38%(1)	02/20/29		6,600,000	6,247,428

Total Uzbekistan (Cost: $17,404,571)				17,392,133

Venezuela—0.7%
Petroleos de Venezuela SA
5.38%(1),(6)	04/12/27		10,102,600	1,244,943
6.00%(1),(6)	05/16/24		10,727,497	1,317,980
9.00%(1),(6)	11/17/21		18,044,846	2,258,493
Venezuela Government International Bonds
7.75%(1),(6)	10/13/19		6,714,500	1,024,096
8.25%(1),(6),(9)	10/13/24		18,932,000	3,250,624
9.25%(6),(9)	09/15/27		36,220,200	7,072,356
9.25%(1),(6),(9)	05/07/28		33,003,200	5,750,148
11.75%(1),(6)	10/21/26		2,795,600	560,266
11.95%(1),(6)	08/05/31		5,587,900	1,065,669

Total Venezuela (Cost: $35,210,261)				23,544,575

Zambia—0.2%
Zambia Government International Bonds
0.50%(1),(6)	12/31/53		7,400,000	4,539,752
5.75%(1),(6)	06/30/33		4,796,460	4,266,068

Total Zambia (Cost: $8,744,582)				8,805,820

Total Fixed Income Securities (Cost: $3,255,801,997)				3,391,410,821

TCW Emerging Markets Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues		Shares		Value
MONEY MARKET INVESTMENTS—2.0%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 4.33%(10)			19,553,117	$19,553,117
TCW Central Cash Fund, 4.36%(10),(11)			51,650,000	51,650,000

Total Money Market Investments (Cost: $71,203,117)				71,203,117

	Maturity Date	Principal Amount
SHORT-TERM INVESTMENT—2.1%
Short-Term Investments—2.1%
Egypt Treasury Bills
0.00%(5)	05/20/25	EGP	103,350,000	1,908,879
0.00%(5)	05/13/25	EGP	211,850,000	3,932,321
0.00%(5)	05/06/25	EGP	176,525,000	3,292,685
0.00%(5)	04/15/25	EGP	285,925,000	5,409,464
0.00%(5)	04/08/25	EGP	613,050,000	11,655,151
0.00%(5)	04/01/25	EGP	398,400,000	7,610,685
0.00%(5)	03/18/25	EGP	104,150,000	2,009,475
Nigeria OMO Bills
0.00%(5)	10/22/25	NGN	16,700,000,000	9,476,603
0.00%(5)	11/25/25	NGN	8,865,072,000	4,950,352
0.00%(5)	01/06/26	NGN	8,688,000,000	4,684,499
0.00%(5)	12/09/25	NGN	18,771,214,000	10,219,883
0.00%(5)	12/02/25	NGN	15,355,185,000	8,454,570

Total Short-term Investment (Cost: $71,317,153)				73,604,567

Total Investments (99.3%) (Cost: $3,398,322,267)				3,536,218,505
Excess Of Other Assets Over Liabilities (0.7%)				24,246,563

Net Assets (100.0%)				$3,560,465,068

TCW Emerging Markets Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

FORWARD CURRENCY EXCHANGE CONTRACTS
Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY(12)
Barclays Capital	TRY	2,901,306,933	07/16/25	$69,916,400	$70,529,652	$613,252

SELL(13)
Morgan Stanley & Co.	EUR	20,710,000	04/02/25	$23,325,238	$21,587,828	$1,737,410

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)

Long Futures
739	10-Year U.S. Treasury Notes Futures	03/20/25	$81,666,535	$80,435,531	$(1,231,004)
502	U.S. Ultra Long Bond Futures	03/20/25	62,837,233	59,471,313	(3,365,920)

			$144,503,768	$139,906,844	$(4,596,924)

Notes to the Schedule of Investments:
EGP	Egyptian Pound.
EUR	Euro Currency.
NGN	Nigeria Naira.
TRY	Turkish New Lira.
(1)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At January 31, 2025, the value of these securities amounted to $1,115,962,858 or 31.3% of net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At January 31, 2025, the value of these securities amounted to $1,309,723,907 or 36.8% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Payment in kind.
(4)	Floating or variable rate security. The interest shown reflects the rate in effect at January 31, 2025.
(5)	Security is not accruing interest.
(6)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(7)	Perpetual maturity.
(8)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(9)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(10)	Rate disclosed is the 7-day net yield as of January 31, 2025.
(11)	Affiliated issuer.
(12)	Fund buys foreign currency, sells U.S. Dollar.
(13)	Fund sells foreign currency, buys U.S. Dollar.

TCW Emerging Markets Income Fund

SCHEDULE OF INVESTMENTS (Continued)

The summary of the TCW Emerging Markets Income Fund transactions in the affiliated funds for the period ended January 31, 2025 is as follows:

Name of Affiliated Fund	Value at October 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held January 31, 2025	Value at January 31, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$20,160,000	$250,090,000	$218,600,000	51,650,000	$51,650,000	$495,189	$—	$—	$—

Total					$51,650,000	$495,189	$—	$—	$—

TCW Emerging Markets Income Fund

Investments by Sector (Unaudited)	January 31, 2025

Sector	Percentage of Net Assets
Foreign Government Bonds	68.0%
Oil & Gas	6.5
Electric	5.0
Banks	3.6
Mining	3.2
Pipelines	2.7
Municipal Bonds	1.0
Iron & Steel	1.0
Investment Companies	0.7
Oil & Gas Services	0.5
Airlines	0.5
Regional (State & Province)	0.5
Water	0.4
Building Materials	0.3
Chemicals	0.3
Food	0.3
Engineering & Construction	0.3
Lodging	0.2
Distribution &Wholesale	0.2
Short-Term Investments	2.1
Money Market Investments	2.0

Total	99.3%

TCW Emerging Markets Income Fund

Fair Valuation Summary (Unaudited)	January 31, 2025

The following is a summary of the fair valuations according to the inputs used as of January 31, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Foreign Government Bonds	$—	$2,406,526,429	$16,073,128	$2,422,599,557
Oil & Gas	—	232,404,897	—	232,404,897
Electric	—	176,146,978	—	176,146,978
Banks	—	128,809,960	—	128,809,960
Mining	—	114,291,895	—	114,291,895
Pipelines	—	97,320,381	—	97,320,381
Government Regional/Local	—	35,443,324	—	35,443,324
Iron & Steel	—	33,761,983	—	33,761,983
Investment Companies	—	25,116,479	—	25,116,479
Oil & Gas Services	—	18,961,178	—	18,961,178
Airlines	—	18,389,824	—	18,389,824
Regional (State & Province)	—	18,351,510	—	18,351,510
Water	—	13,376,282	—	13,376,282
Building Materials	—	11,363,050	—	11,363,050
Chemicals	—	10,129,395	—	10,129,395
Food	—	9,886,044	—	9,886,044
Engineering & Construction	—	8,859,968	—	8,859,968
Lodging	—	8,674,496	—	8,674,496
Distribution &Wholesale	—	7,523,620	—	7,523,620
Total Fixed Income Securities	—	3,375,337,693	16,073,128	3,391,410,821

Short Term Investments	—	73,604,567	—	73,604,567

Money Market Investments	71,203,117	—	—	71,203,117

Total Investments	$71,203,117	$3,448,942,260	$16,073,128	$3,536,218,505

Asset Derivatives
Forward Currency Exchange Contracts
Foreign Currency Risk	—	2,350,662	—	2,350,662

Total	$71,203,117	$3,451,292,922	$16,073,128	$3,538,569,167

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(4,596,924)	$—	$—	$(4,596,924)

Total	$(4,596,924)	$—	$—	$(4,596,924)

TCW Emerging Markets Local Currency Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount		Value
FIXED INCOME SECURITIES—84.4% of Net Assets

Brazil—7.2%
Brazil Notas do Tesouro Nacional Series F
10.00%	01/01/27	BRL	20,564,000	$3,261,019
10.00%	01/01/29	BRL	5,283,000	786,622

Total Brazil (Cost: $4,498,903)				4,047,641

Chile—1.9%
Bonos de la Tesoreria de la Republica en pesos
5.00%(1)	10/01/28	CLP	295,000,000	291,606
5.00%	03/01/35	CLP	595,000,000	563,458
6.00%(1)	04/01/33	CLP	190,000,000	196,890

Total Chile (Cost: $1,203,411)				1,051,954

China—2.0% (Cost: $1,375,135)
China Government Bonds 2.57%	05/20/54	CNY	7,160,000	1,131,774

Colombia—3.8%
Colombia TES Series B
6.25%	07/09/36	COP	1,032,300,000	163,414
7.00%	06/30/32	COP	3,836,000,000	734,475
Colombia TES 7.25%	10/18/34	COP	606,500,000	110,629
Colombia TES Series B 7.75%	09/18/30	COP	2,917,800,000	613,518
Colombia TES 13.25%	02/09/33	COP	2,085,100,000	548,993

Total Colombia (Cost: $2,204,321)				2,171,029

Czech Republic—5.3%
Czech Republic Government Bonds
0.95%(1)	05/15/30	CZK	6,730,000	242,803
1.20%	03/13/31	CZK	16,440,000	586,903
1.50%	04/24/40	CZK	30,640,000	883,646
1.75%	06/23/32	CZK	12,650,000	454,519
2.00%	10/13/33	CZK	14,540,000	516,031
3.50%	05/30/35	CZK	3,880,000	153,535
5.00%	09/30/30	CZK	3,670,000	161,739

Total Czech Republic (Cost: $3,084,494)				2,999,176

Hungary—2.4%
Hungary Government Bonds
2.25%	04/20/33	HUF	257,520,000	480,967
3.00%	10/27/27	HUF	95,470,000	224,601
4.75%	11/24/32	HUF	63,970,000	145,694
5.50%	06/24/25	HUF	199,220,000	507,152

Total Hungary (Cost: $1,505,155)				1,358,414

India—7.9%
India Government Bonds
6.79%	10/07/34	INR	65,000,000	756,147
7.10%	04/08/34	INR	144,300,000	1,707,902
7.17%	04/17/30	INR	5,000,000	59,025
7.18%	08/14/33	INR	162,000,000	1,923,099

Total India (Cost: $4,526,321)				4,446,173

Indonesia—9.7%
Indonesia Treasury Bonds
6.38%	04/15/32	IDR	10,683,000,000	633,299
6.63%	02/15/34	IDR	13,010,000,000	780,225
6.75%	07/15/35	IDR	15,145,000,000	914,451
6.88%	04/15/29	IDR	12,612,000,000	775,352
7.00%	09/15/30	IDR	7,675,000,000	472,973
7.00%	02/15/33	IDR	11,241,000,000	690,328
7.50%	08/15/32	IDR	9,123,000,000	576,227
7.50%	06/15/35	IDR	1,383,000,000	87,654
8.38%	03/15/34	IDR	2,788,000,000	186,842
9.00%	03/15/29	IDR	5,983,000,000	394,695

Total Indonesia (Cost: $5,844,186)				5,512,046

Malaysia—9.0%
Malaysia Government Bonds
2.63%	04/15/31	MYR	5,098,000	1,075,458
3.52%	04/20/28	MYR	3,739,000	839,163
3.58%	07/15/32	MYR	1,640,000	364,181
3.73%	06/15/28	MYR	1,821,000	411,340
3.76%	05/22/40	MYR	411,000	90,038
4.05%	04/18/39	MYR	2,075,000	471,038
4.76%	04/07/37	MYR	4,135,000	1,003,133
4.89%	06/08/38	MYR	3,500,000	863,242

Total Malaysia (Cost: $4,837,199)				5,117,593

Mexico—7.3%
Mexico Bonos
7.50%	05/26/33	MXN	29,366,000	1,228,188
7.75%	05/29/31	MXN	13,825,200	605,799
7.75%	11/23/34	MXN	19,042,900	790,675
7.75%	11/13/42	MXN	9,699,800	366,804
8.00%	11/07/47	MXN	4,047,400	153,357
8.50%	03/01/29	MXN	6,256,600	291,668
8.50%	11/18/38	MXN	15,963,000	674,511

Total Mexico (Cost: $4,479,629)				4,111,002

Peru—2.1%
Peru Government Bonds
5.40%	08/12/34	PEN	564,000	138,086
6.15%	08/12/32	PEN	1,013,000	272,735
7.30%(1)	08/12/33	PEN	688,000	194,489
Peru Government International Bonds
6.90%(1)	08/12/37	PEN	1,341,000	358,711
6.95%(1)	08/12/31	PEN	764,000	218,561

Total Peru (Cost: $1,099,670)				1,182,582

Poland—5.1%
Republic of Poland Government Bonds
1.25%	10/25/30	PLN	3,794,000	742,060
1.75%	04/25/32	PLN	5,237,000	995,929
2.50%	07/25/27	PLN	1,924,000	444,912
2.50%	07/25/26	PLN	476,000	112,989
2.75%	10/25/29	PLN	2,036,000	446,623
5.00%	10/25/34	PLN	614,000	142,283

Total Poland (Cost: $2,824,965)				2,884,796

Romania—3.4%
Romania Government Bonds
4.15%	01/26/28	RON	2,715,000	521,606
4.75%	10/11/34	RON	1,030,000	174,209
5.80%	07/26/27	RON	1,560,000	315,529
6.70%	02/25/32	RON	3,720,000	743,930
7.20%	10/30/33	RON	805,000	164,384

Total Romania (Cost: $1,946,116)				1,919,658

TCW Emerging Markets Local Currency Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount		Value

South Africa—10.6%
Republic of South Africa Government Bonds
6.25%	03/31/36	ZAR	17,391,184	$668,755
8.25%	03/31/32	ZAR	19,120,000	947,285
8.50%	01/31/37	ZAR	18,105,582	820,337
8.75%	01/31/44	ZAR	19,502,150	840,097
8.88%	02/28/35	ZAR	40,718,197	1,978,442
9.00%	01/31/40	ZAR	16,884,357	765,267

Total South Africa (Cost: $6,188,745)				6,020,183

Thailand—5.3%
Thailand Government Bonds
1.59%	12/17/35	THB	9,353,000	258,468
2.80%	06/17/34	THB	19,042,000	590,090
3.39%	06/17/37	THB	15,547,000	509,923
3.45%	06/17/43	THB	49,132,000	1,618,328

Total Thailand (Cost: $2,710,000)				2,976,809

Turkey—1.4% (Cost: $778,012)
Turkiye Government Bonds 31.08%	11/08/28	TRY	27,689,968	818,165

Total Fixed Income Securities (Cost: $49,106,262)				47,748,995

PURCHASED OPTIONS(2) (0.0%) (Cost: $24,374)				10,577

		Shares
MONEY MARKET INVESTMENTS—0.7%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 4.33%(3)			211,228	211,228
TCW Central Cash Fund, 4.36%(3),(4)			213,056	213,056

Total Money Market Investments (Cost: $424,284)				424,284

	Maturity Date	Principal Amount
SHORT TERM INVESTMENTS—12.0%

Short-Term Investment—12.0%

Egypt—6.8%
Egypt Treasury Bills
0.00%(5)	03/04/25	EGP	71,200,000	1,387,429
0.00%(5)	03/11/25	EGP	81,725,000	1,584,616
0.00%(5)	03/18/25	EGP	17,225,000	332,340
0.00%(5)	03/25/25	EGP	8,000,000	154,148
0.00%(5)	04/29/25	EGP	19,600,000	367,183

Total Egypt (Cost: $3,801,081)				3,825,716

Nigeria—5.2%
Nigeria OMO Bills
0.00%(5)	06/17/25	NGN	1,220,000,000	753,805
0.00%(5)	11/04/25	NGN	1,545,000,000	870,610
0.00%(5)	12/02/25	NGN	183,014,000	100,767
0.00%(5)	12/09/25	NGN	279,445,000	152,142
Nigeria Treasury Bills 0.00%(5)	04/10/25	NGN	1,683,000,000	1,082,051

Total Nigeria (Cost: $2,908,615)				2,959,375

Total Short Term Investments (Cost: $6,709,696)				6,785,091

Total Investments (97.1%) (Cost: $56,264,616)				54,968,947
Excess Of Other Assets Over Liabilities (2.9%)				1,618,672

Net Assets (100.0%)				$56,587,619

TCW Emerging Markets Local Currency Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

PURCHASED OPTIONS—OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
EUR Put / MXN Call	BNP Paribas S.A.	MXN	21	3/13/25	$1,000,000	$1,000,000	$10,577	$24,373	$(13,796)

FORWARD CURRENCY CONTRACTS

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY(6)
Barclays Capital	BRL	3,892,774	02/03/25	$659,725	$666,400	$6,675
Barclays Capital	JPY	86,748,734	03/13/25	576,500	562,588	(13,912)
Barclays Capital	MYR	1,820,646	03/17/25	412,630	409,017	(3,613)
Barclays Capital	THB	57,386,719	02/10/25	1,667,899	1,704,742	36,843
Barclays Capital	TRY	107,956,373	07/16/25	2,597,100	2,624,378	27,278
BNP Paribas S.A.	BRL	858,912	02/03/25	139,500	147,036	7,536
BNP Paribas S.A.	CNH	12,510,042	03/13/25	1,714,660	1,718,356	3,696
BNP Paribas S.A.	JPY	174,514,035	03/13/25	1,148,100	1,131,768	(16,332)
BNP Paribas S.A.	PLN	1,952,711	03/10/25	481,361	481,002	(359)
BNP Paribas S.A.	THB	58,882,770	02/10/25	1,708,957	1,749,184	40,227
BNP Paribas S.A.	TRY	16,728,407	03/03/25	348,556	455,649	107,093
BNP Paribas S.A.	ZAR	5,235,629	02/24/25	286,100	279,945	(6,155)
Citibank N.A.	PLN	2,873,470	03/10/25	706,523	707,808	1,285
JPMorgan Chase Bank	THB	64,673,173	02/10/25	1,879,307	1,921,195	41,888
JPMorgan Chase Bank	TRY	9,810,949	03/03/25	206,459	267,231	60,772
Morgan Stanley & Co.	THB	78,159,295	03/12/25	2,329,302	2,325,987	(3,315)
Morgan Stanley & Co.	ZAR	10,379,218	02/27/25	557,617	554,825	(2,792)

				$17,420,296	$17,707,111	$286,815

SELL(7)
Barclays Capital	BRL	3,892,774	02/03/25	$625,700	$666,400	$(40,700)
Barclays Capital	CNH	8,208,802	04/22/25	1,121,498	1,129,757	(8,259)
Barclays Capital	JPY	261,262,767	03/13/25	1,672,105	1,694,355	(22,250)
Barclays Capital	MXN	5,886,156	02/24/25	286,100	284,296	1,804
BNP Paribas S.A.	BRL	858,912	02/03/25	145,564	147,037	(1,473)
BNP Paribas S.A.	CNH	12,510,043	03/13/25	1,722,400	1,718,356	4,044
BNP Paribas S.A.	PLN	579,276	03/10/25	142,400	142,690	(290)
BNP Paribas S.A.	THB	62,945,164	02/10/25	1,819,678	1,869,862	(50,184)
JPMorgan Chase Bank	THB	59,007,454	02/10/25	1,708,461	1,752,888	(44,427)
Morgan Stanley & Co.	MXN	11,777,408	02/27/25	574,041	568,567	5,474
Morgan Stanley & Co.	THB	58,990,044	02/10/25	1,708,461	1,752,370	(43,909)

				$11,526,408	$11,726,578	$(200,170)

Notes to the Schedule of Investments:
BRL	Brazilian Real.
CLP	Chilean Peso.
CNH	Chinese Yuan Renminbi.
CNY	Chinese Yuan.
COP	Colombian Peso.
CZK	Czech Koruna.
EGP	Egyptian Pound.
EUR	Euro Currency.
HUF	Hungarian Forint.
IDR	Indonesian Rupiah.
INR	Indian Rupee.
KRW	South Korean Won.
MXN	Mexican Peso.
MYR	Malaysian Ringgit.
NGN	Nigeria Naira.
PEN	Peruvian Nuevo Sol.
PHP	Philippines Peso.
PLN	Polish Zloty.

TCW Emerging Markets Local Currency Income Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

RON	Romanian New Leu.
THB	Thai Baht.
TRY	Turkish New Lira.
TWD	Taiwan Dollar.
ZAR	South African Rand.
(1)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At January 31, 2025, the value of these securities amounted to $1,503,060 or 2.7% of net assets.
(2)	See options table for description of purchased options.
(3)	Rate disclosed is the 7-day net yield as of January 31, 2025.
(4)	Affiliated issuer.
(5)	Security is not accruing interest.
(6)	Fund buys foreign currency, sells U.S. Dollar.
(7)	Fund sells foreign currency, buys U.S. Dollar.

TCW Emerging Markets Local Currency Income Fund

SCHEDULE OF INVESTMENTS (Continued)

The summary of the TCW Emerging Markets Local Currency Income Fund transactions in the affiliated funds for the period ended January 31, 2025 is as follows:

Name of Affiliated Fund	Value at October 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held January 31, 2025	Value at January 31, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$1,580,000	$9,283,056	$10,650,000	213,056	$213,056	$18,716	$—	$—	$—

Total					$213,056	$18,716	$—	$—	$—

TCW Emerging Markets Local Currency Income Fund

Investments by Sector (Unaudited)	January 31, 2025

Sector	Percentage of Net Assets
Foreign Government Bonds	84.4%
Short-Term Investments	12.0
Money Market Investments	0.7
Purchased Options	0.0 *

Total	97.1%

*	Amount rounds to less than 0.1%.

TCW Emerging Markets Local Currency Income Fund

Fair Valuation Summary (Unaudited)	January 31, 2025

The following is a summary of the fair valuations according to the inputs used as of January 31, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Foreign Government Bonds	$—	$47,748,995	$—	$47,748,995

Total Fixed Income Securities	—	47,748,995	—	47,748,995

Short Term Investments	—	6,785,091	—	6,785,091
Money Market Fund	424,284	—	—	424,284
Purchased Options	—	10,577	—	10,577

Total Investments	$424,284	$54,544,663	$—	$54,968,947

Asset Derivatives
Forward Currency Exchange Contracts
Foreign Currency Risk	—	344,614	—	344,614

Total	$424,284	$54,889,277	$—	$55,313,561

Liability Derivatives
Forward Currency Exchange Contracts
Foreign Currency Risk	$—	$(257,969)	$—	$(257,969)

Total	$—	$(257,969)	$—	$(257,969)

TCW Global Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES —102.8% of Net Assets
CORPORATE BONDS—11.8%

Aerospace & Defense—0.5%
Boeing Co. 6.53%	05/01/34	$10,000	$10,575
General Electric Co. 5.27% (3 mo. USD Term SOFR + 0.742%)(1)	08/15/36	100,000	94,545

			105,120

Airlines—0.3%
Delta Air Lines Pass-Through Trust Series 2020-1, Class AA 2.00%	12/10/29	65,783	61,515

Banks—2.6%
Bank of America Corp. 2.30% (1 day USD SOFR + 1.220%)(1)	07/21/32	75,000	63,112
Citigroup, Inc. 3.06% (1 day USD SOFR + 1.351%)(1)	01/25/33	5,000	4,327
JPMorgan Chase & Co. 2.07% (1 day USD SOFR + 1.015%)(1)	06/01/29	20,000	18,290
Kreditanstalt fuer Wiederaufbau (Germany) 0.63%	01/07/28	181,000	179,106
Morgan Stanley
2.24% (1 day USD SOFR + 1.178%)(1)	07/21/32	5,000	4,181
5.32% (1 day USD SOFR + 1.555%)(1)	07/19/35	100,000	98,810
PNC Financial Services Group, Inc. 5.58% (1 day USD SOFR + 1.841%)(1)	06/12/29	30,000	30,640
U.S. Bancorp 4.65% (1 day USD SOFR + 1.230%)(1)	02/01/29	30,000	29,814
Wells Fargo & Co.
2.39% (1 day USD SOFR + 2.100%)(1)	06/02/28	60,000	56,713
2.57% (3 mo. USD LIBOR + 1.000%)(1)	02/11/31	5,000	4,436

			489,429

Chemicals—0.5%
International Flavors & Fragrances, Inc. 1.80%	09/25/26	100,000	102,175

Commercial Services—0.0%
Valvoline, Inc. 3.63%(2)	06/15/31	10,000	8,693

Cosmetics/Personal Care—0.1%
Prestige Brands, Inc. 3.75%(2)	04/01/31	22,000	19,593

Diversified Financial Services—0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
2.45%	10/29/26	20,000	19,203
3.88%	01/23/28	10,000	9,727
Air Lease Corp. 5.85%	12/15/27	20,000	20,526
Avolon Holdings Funding Ltd. (Ireland)
2.53%(2)	11/18/27	24,000	22,341
2.88%(2)	02/15/25	30,000	29,980
GGAM Finance Ltd. (Ireland) 8.00%(2)	02/15/27	15,000	15,500

			117,277

Electric—1.5%
Alpha Generation LLC 6.75%(2)	10/15/32	5,000	5,057
Amprion GmbH (Germany) 0.63%(3)	09/23/33	100,000	82,836
Duke Energy Corp. 3.75%	04/01/31	100,000	105,741
National Grid Electricity Transmission PLC (United Kingdom) 0.82%(3)	07/07/32	100,000	86,815

			280,449

Engineering & Construction—0.0%
Artera Services LLC 8.50%(2)	02/15/31	5,000	4,942

Entertainment—0.4%
WarnerMedia Holdings, Inc.
5.05%	03/15/42	10,000	8,054
5.14%	03/15/52	85,000	63,445

			71,499

Food—0.4%
JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL
4.38%	02/02/52	20,000	15,086
6.50%	12/01/52	25,000	25,511
Pilgrim’s Pride Corp. 4.25%	04/15/31	37,000	34,383
Post Holdings, Inc. 4.63%(2)	04/15/30	12,000	11,181

			86,161

Health Care-Products—0.6%
Medtronic, Inc. 3.65%	10/15/29	100,000	107,246

Health Care-Services—0.1%
HAH Group Holding Co. LLC 9.75%(2)	10/01/31	2,000	2,014
Kedrion SpA (Italy) 6.50%(2)	09/01/29	11,000	10,497
ModivCare, Inc. 5.00%(2)	10/01/29	21,000	14,385

			26,896

Household Products/Wares—0.0%
Central Garden & Pet Co. 4.13%	10/15/30	6,000	5,460

Insurance—0.2%
Athene Global Funding 1.99%(2)	08/19/28	10,000	8,969
Farmers Exchange Capital II 6.15% (3 mo. USD Term SOFR + 4.006%)(2),(1)	11/01/53	30,000	28,525

			37,494

Internet—0.2%
Alibaba Group Holding Ltd. (China) 2.13%	02/09/31	50,000	42,506

TCW Global Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount		Value
Investment Companies—0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
9.00%	06/15/30		$9,000	$8,882
9.75%	01/15/29		5,000	5,133

				14,015

Media—0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.38%	05/01/47		76,000	62,435
CSC Holdings LLC 6.50%(2)	02/01/29		45,000	38,481
Sirius XM Radio LLC 3.88%(2)	09/01/31		7,000	6,035
VZ Secured Financing BV (Netherlands) 5.00%(2)	01/15/32		23,000	20,567

				127,518

Packaging & Containers—0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.13%(2)	08/15/26		5,000	4,412

Pharmaceuticals—1.1%
1375209 BC Ltd. (Canada) 9.00%(2)	01/30/28		15,000	15,037
Bayer U.S. Finance II LLC (Germany)
4.63%(2)	06/25/38		51,000	43,038
4.88%(2)	06/25/48		10,000	7,889
CVS Health Corp. 6.75% (5 yr. CMT + 2.516%)(1)	12/10/54		20,000	19,791
Grifols SA (Spain) 4.75%(2)	10/15/28		15,000	13,890
MSD Netherlands Capital BV 3.70%	05/30/44		100,000	104,609

				204,254

Pipelines—0.1%
Energy Transfer LP 6.55%	12/01/33		3,000	3,187
Venture Global LNG, Inc.
7.00%(2)	01/15/30		4,000	4,092
9.88%(2)	02/01/32		5,000	5,509

				12,788

REIT—1.1%
American Assets Trust LP 3.38%	02/01/31		40,000	34,955
American Homes 4 Rent LP 2.38%	07/15/31		35,000	29,553
American Tower Corp. 2.70%	04/15/31		20,000	17,366
GLP Capital LP/GLP Financing II, Inc.
5.38%	04/15/26		10,000	10,020
5.75%	06/01/28		5,000	5,065
Healthcare Realty Holdings LP 3.10%	02/15/30		40,000	35,973
Hudson Pacific Properties LP
3.25%	01/15/30		25,000	18,210
3.95%	11/01/27		11,000	10,070
LXP Industrial Trust 2.70%	09/15/30		20,000	17,372
VICI Properties LP 5.13%	05/15/32		2,000	1,946
VICI Properties LP/VICI Note Co., Inc. 5.75%(2)	02/01/27		30,000	30,299

				210,829

Retail—0.2%
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%(2)	04/01/26		5,000	4,988
5.88%(2)	04/01/29		17,000	16,072
Michaels Cos., Inc. 5.25%(2)	05/01/28		20,000	15,570

				36,630

Software—0.1%
Open Text Corp. (Canada) 6.90%(2)	12/01/27		5,000	5,175
Oracle Corp. 4.80%	08/03/28		15,000	15,018

				20,193

Telecommunications—0.4%
Frontier Communications Holdings LLC
5.88%(2)	10/15/27		6,000	6,008
8.63%(2)	03/15/31		10,000	10,693
T-Mobile USA, Inc. 2.63%	04/15/26		55,000	53,742

				70,443

Total Corporate Bonds (Cost: $2,377,262)				2,267,537

MUNICIPAL BONDS—0.2%
County of Miami-Dade Aviation Revenue, Revenue Bond 2.86%	10/01/35		50,000	40,614

Total Municipal Bonds (Cost: $50,695)				40,614

FOREIGN GOVERNMENT BONDS—47.7%
Australia Government Bonds
2.75%(3)	11/21/29	AUD	404,000	239,370
3.50%(3)	12/21/34	AUD	182,000	105,383
4.75%(3)	04/21/27	AUD	93,000	59,199
4.75%(3)	06/21/54	AUD	25,000	15,147
Brazil Notas do Tesouro Nacional Series F 10.00%	01/01/27	BRL	1,790,000	283,856
Bundesobligation 2.50%(3)	10/11/29	EUR	75,000	78,958
Bundesrepublik Deutschland Bundesanleihe
0.00%(3),(4)	05/15/36	EUR	217,000	169,922
0.00%(3),(4)	08/15/52	EUR	31,000	15,652
2.20%(3)	02/15/34	EUR	100,000	102,265
2.50%(3)	08/15/54	EUR	118,000	117,415
Canada Government Bonds 1.25%	03/01/27	CAD	293,000	196,786
China Development Bank
2.77%	10/24/32	CNY	410,000	60,753
3.09%	06/18/30	CNY	1,530,000	226,593
3.48%	01/08/29	CNY	200,000	29,532
China Government Bonds
2.35%	02/25/34	CNY	490,000	71,405
2.85%	06/04/27	CNY	810,000	115,623
3.02%	05/27/31	CNY	200,000	30,001
3.13%	11/21/29	CNY	2,810,000	418,366
3.72%	04/12/51	CNY	980,000	184,672
Colombia TES Series B
7.00%	06/30/32	COP	105,300,000	20,162
European Union
0.00%(3),(4)	06/02/28	EUR	129,000	123,960
0.00%(3),(4)	07/04/29	EUR	150,000	139,815
2.75%(3)	02/04/33	EUR	102,000	105,963
French Republic Government Bonds OAT
0.00%(3),(4)	11/25/29	EUR	56,000	51,288
0.50%(3)	06/25/44	EUR	55,000	33,027

TCW Global Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount		Value
FOREIGN GOVERNMENT BONDS (Continued)
0.75%(3)	05/25/52	EUR	85,000	$44,434
0.75%(3)	05/25/53	EUR	53,000	27,005
1.00%(3)	05/25/27	EUR	395,000	398,451
3.00%(3)	11/25/34	EUR	223,000	227,888
Hungary Government Bonds 3.00%	08/21/30	HUF	2,250,000	4,879
Indonesia Treasury Bonds
6.63%	05/15/33	IDR	1,520,000,000	91,139
6.88%	04/15/29	IDR	811,000,000	49,858
International Bank for Reconstruction & Development 1.75%(3)	03/13/25	NOK	650,000	57,331
Israel Government Bonds—Fixed 1.30%	04/30/32	ILS	116,000	26,456
Italy Buoni Poliennali Del Tesoro
1.10%(3)	04/01/27	EUR	20,000	20,238
3.45%(3)	07/15/27	EUR	111,000	118,079
3.85%(3)	02/01/35	EUR	145,000	154,880
Japan Government Ten Year Bonds 1.20%	12/20/34	JPY	9,350,000	60,199
Japan Government Thirty Year Bonds
0.40%	03/20/50	JPY	40,600,000	174,054
1.80%	03/20/54	JPY	13,300,000	77,432
Korea Treasury Bonds
1.88%	03/10/51	KRW	81,510,000	47,196
2.00%	06/10/31	KRW	254,810,000	166,691
Malaysia Government Bonds 4.64%	11/07/33	MYR	562,000	134,023
Mexico Bonos 8.00%	07/31/53	MXN	900,000	33,579
Netherlands Government Bonds 2.50%(3)	07/15/34	EUR	57,000	58,520
New Zealand Government Bonds
1.75%	05/15/41	NZD	180,000	65,617
2.00%	05/15/32	NZD	71,000	34,415
3.50%(3)	04/14/33	NZD	42,000	22,275
4.50%(3)	04/15/27	NZD	508,000	292,408
4.50%	05/15/30	NZD	350,000	202,356
Portugal Obrigacoes do Tesouro OT 2.88%(3)	10/20/34	EUR	72,000	74,891
Province of Ontario 4.05%	02/02/32	CAD	209,000	150,997
Republic of Poland Government Bonds 1.75%	04/25/32	PLN	308,000	58,573
Republic of South Africa Government Bonds 8.88%	02/28/35	ZAR	570,000	27,696
Romania Government Bonds 6.70%	02/25/32	RON	300,000	59,994
Singapore Government Bonds
1.63%	07/01/31	SGD	75,000	51,263
3.00%	04/01/29	SGD	92,000	68,391
Spain Government Bonds
0.80%(3)	07/30/27	EUR	42,000	42,055
1.00%(3)	07/30/42	EUR	32,000	22,491
1.85%(3)	07/30/35	EUR	98,000	90,453
1.90%(3)	10/31/52	EUR	26,000	18,686
3.45%(3)	10/31/34	EUR	17,000	18,233
Sweden Government Bonds 0.75%(3)	11/12/29	SEK	490,000	41,848
Thailand Government Bonds 1.59%	12/17/35	THB	2,018,000	55,767
U.K. Gilts
1.25%(3)	10/22/41	GBP	99,000	72,394
1.25%(3)	07/31/51	GBP	80,000	44,801
1.75%(3)	09/07/37	GBP	95,000	85,342
3.75%(3)	03/07/27	GBP	392,000	482,550
4.13%(3)	01/29/27	GBP	304,000	377,153
4.13%(3)	07/22/29	GBP	1,045,000	1,293,829
4.63%(3)	01/31/34	GBP	224,000	280,725
4.75%(3)	12/07/30	GBP	102,000	130,372

Total Foreign Government Bonds (Cost: $9,802,078)				9,133,020

ASSET-BACKED SECURITIES—6.5%
Adagio CLO VIII DAC Series VIII-X, Class B1 4.44% (3 mo. EUR EURIBOR + 1.650%)(1),(3)	04/15/32		100,000	103,862
Arbour CLO II DAC Series 2014-2X, Class ARR 3.65% (3 mo. EUR EURIBOR + 0.860%)(1),(3)	04/15/34		100,000	103,525
Arbour CLO III DAC Series 3X, Class B1RR 4.44% (3 mo. EUR EURIBOR + 1.650%)(1),(3)	07/15/34		100,000	103,849
Aurium CLO IX DAC Series 9X, Class A 3.59% (3 mo. EUR EURIBOR + 0.950%)(1),(3)	10/28/34		100,000	103,747
Aurium CLO V DAC Series 5X, Class AR 3.54% (3 mo. EUR EURIBOR + 0.790%)(1),(3)	04/17/34		100,000	103,673
Bayview Opportunity Master Fund VII LLC Series 2024-EDU1, Class D 7.10% (30 day USD SOFR Average + 2.750%)(2),(1)	06/25/47		85,280	87,253
Contego CLO VI DAC Series 6X, Class AR 3.58% (3 mo. EUR EURIBOR + 0.790%)(1),(3)	04/15/34		100,000	103,637
Henley CLO VI DAC Series 6X, Class A 3.67% (3 mo. EUR EURIBOR + 1.000%)(1),(3)	06/10/34		100,000	104,046
Rockford Tower Europe CLO DAC Series 2021-2X, Class A 3.63% (3 mo. EUR EURIBOR + 0.960%)(1),(3)	01/24/35		100,000	103,892
RRE 2 Loan Management DAC Series 2X, Class A2R 4.24% (3 mo. EUR EURIBOR + 1.450%)(1),(3)	07/15/35		100,000	103,749
SLM Student Loan Trust Series 2008-5, Class B 6.67% (90 day USD SOFR Average + 2.112%)(1)	07/25/73		50,000	52,757
Student Loan Consolidation Center Student Loan Trust I Series 2002-2, Class B2 1.65% (28 day ARS)(2),(1)	07/01/42		50,000	46,313
Vantage Data Centers Jersey Borrower SPV Ltd. Series 2024-1A, Class A2 6.17%(2)	05/28/39		100,000	127,114

Total Asset-backed Securities (Cost: $1,254,625)				1,247,417

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES —AGENCY—0.1%
Federal National Mortgage Association-Aces Series 2016-M2, Class X3 (I/O) 2.04%(5)	04/25/36	$119,831	$1
Federal National Mortgage Association-Aces Series 2016-M4, Class X2 (I/O) 2.70%(5)	01/25/39	367,440	1,935
Government National Mortgage Association Series 2012-144, Class IO (I/O) 0.33%(5)	01/16/53	1,370,043	13,533

Total Commercial Mortgage-Backed Securities—Agency (Cost: $23,382)			15,469

COMMERCIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY—4.6%
Bank Series 2021-BN35, Class A2 1.87%	06/15/64	105,000	96,767
BHMS Mortgage Trust Series 2018-ATLS, Class C 6.50% (1 mo. USD Term SOFR + 2.197%)(2),(1)	07/15/35	100,000	99,657
BX Mortgage Trust Series 2021-PAC, Class B 5.32% (1 mo. USD Term SOFR + 1.013%)(2),(1)	10/15/36	100,000	99,431
BX Mortgage Trust Series 2021-PAC, Class E 6.37% (1 mo. USD Term SOFR + 2.062%)(2),(1)	10/15/36	100,000	99,715
BX Trust Series 2022-CLS, Class C 6.79%(2)	10/13/27	90,000	87,042
BXHPP Trust Series 2021-FILM, Class C 5.52% (1 mo. USD Term SOFR + 1.214%)(2),(1)	08/15/36	89,000	84,414
COMM Mortgage Trust Series 2012-CR4, Class XA (I/O) 1.14%(5)	10/15/45	167,201	2,156
GS Mortgage Securities Trust Series 2010-C1, Class X (I/O) 0.43%(2),(5)	08/10/43	934,923	1,125
GS Mortgage Securities Trust Series 2020-GSA2, Class A5 2.01%	12/12/53	107,000	88,935
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O) 0.38%(2),(5)	02/15/46	5,797,388	47,792
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29, Class A3 3.06%	05/15/49	26,875	26,485
UBS Commercial Mortgage Trust Series 2017-C3, Class A4 3.43%	08/15/50	60,000	57,370
Wells Fargo Commercial Mortgage Trust Series 2024-SVEN, Class A 6.01% (2)	06/10/37	100,000	102,724

Total Commercial Mortgage-Backed Securities—Non-Agency (Cost: $810,562)			893,613

RESIDENTIAL MORTGAGE-BACKED SECURITIES—AGENCY—22.2%
Federal Home Loan Mortgage Corp., Pool #G08681 3.50%	12/01/45	14,106	12,793
Federal Home Loan Mortgage Corp., Pool #G08698 3.50%	03/01/46	13,235	11,951
Federal Home Loan Mortgage Corp., Pool #G08716 3.50%	08/01/46	13,489	12,180
Federal Home Loan Mortgage Corp., Pool #G08721 3.00%	09/01/46	2,750	2,399
Federal Home Loan Mortgage Corp., Pool #G08722 3.50%	09/01/46	1,379	1,245
Federal Home Loan Mortgage Corp., Pool #G08732 3.00%	11/01/46	3,898	3,399
Federal Home Loan Mortgage Corp., Pool #G08762 4.00%	05/01/47	12,115	11,288
Federal Home Loan Mortgage Corp., Pool #G08833 5.00%	07/01/48	1,660	1,635
Federal Home Loan Mortgage Corp., Pool #QD7360 2.50%	02/01/52	42,375	34,591
Federal Home Loan Mortgage Corp., Pool #SD0231 3.00%	01/01/50	80,897	70,210
Federal Home Loan Mortgage Corp., Pool #SD8189 2.50%	01/01/52	40,420	33,070
Federal Home Loan Mortgage Corp., Pool #SD8199 2.00%	03/01/52	123,719	96,385
Federal Home Loan Mortgage Corp., Pool #SD8204 2.00%	04/01/52	212,101	165,240
Federal Home Loan Mortgage Corp., Pool #SD8213 3.00%	05/01/52	64,176	54,621
Federal Home Loan Mortgage Corp., Pool #SD8245 4.50%	09/01/52	154,356	145,646
Federal Home Loan Mortgage Corp., Pool #SD8347 4.50%	08/01/53	102,380	96,432
Federal Home Loan Mortgage Corp., Pool #ZT1703 4.00%	01/01/49	32,197	29,916
Federal Home Loan Mortgage Corp. REMICS Series 3439, Class SC (I/O) (I/F) 1.38% (-30 day USD SOFR Average + 5.786%)(1)	04/15/38	29,249	1,571
Federal National Mortgage Association, Pool #AB3679 3.50%	10/01/41	36,479	33,451
Federal National Mortgage Association, Pool #AB4045 3.50%	12/01/41	50,906	46,819
Federal National Mortgage Association, Pool #AT5914 3.50%	06/01/43	16,488	15,009
Federal National Mortgage Association, Pool #BD7081 4.00%	03/01/47	13,150	12,237
Federal National Mortgage Association, Pool #BV2994 2.50%	04/01/52	85,496	69,791
Federal National Mortgage Association, Pool #BV4119 2.50%	03/01/52	54,014	44,093
Federal National Mortgage Association, Pool #CA0996 3.50%	01/01/48	41,452	37,381
Federal National Mortgage Association, Pool #CA2208 4.50%	08/01/48	1,176	1,125
Federal National Mortgage Association, Pool #CB2610 2.00%	01/01/52	62,902	49,318
Federal National Mortgage Association, Pool #CB3347 2.00%	01/01/52	167,207	130,482
Federal National Mortgage Association, Pool #FM2870 3.00%	03/01/50	106,789	92,682
Federal National Mortgage Association, Pool #MA1527 3.00%	08/01/33	8,611	8,111
Federal National Mortgage Association, Pool #MA1652 3.50%	11/01/33	14,096	13,468
Federal National Mortgage Association, Pool #MA2705 3.00%	08/01/46	50,521	44,000
Federal National Mortgage Association, Pool #MA4204 2.00%	12/01/40	48,750	41,019
Federal National Mortgage Association, Pool #MA4563 2.50%	03/01/52	83,069	67,811
Federal National Mortgage Association, Pool #MA4626 4.00%	06/01/52	180,087	165,074
Federal National Mortgage Association, Pool #MA4733 4.50%	09/01/52	38,168	36,014
Federal National Mortgage Association, Pool #MA5008 4.50%	05/01/53	27,060	25,488
Federal National Mortgage Association, Pool #MA5107 5.50%	08/01/53	69,843	69,057

TCW Global Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES—AGENCY (Continued)
Federal National Mortgage Association REMICS Series 2007-52, Class LS (I/O) (I/F) 1.58% (-30 day USD SOFR Average + 5.936%)(1)	06/25/37	$29,198	$2,043
Federal National Mortgage Association REMICS Series 2008-18, Class SM (I/O) (I/F) 2.53% (-30 day USD SOFR Average + 6.886%)(1)	03/25/38	32,408	3,057
Federal National Mortgage Association REMICS Series 2009-115, Class SB (I/O) (I/F) 1.78% (-30 day USD SOFR Average + 6.136%)(1)	01/25/40	17,543	1,390
Federal National Mortgage Association REMICS Series 2010-116, Class SE (I/O) (I/F) 2.13% (-30 day USD SOFR Average + 6.486%)(1)	10/25/40	32,180	2,399
Government National Mortgage Association, Pool #MA3597 3.50%	04/20/46	8,483	7,690
Government National Mortgage Association, Pool #MA3662 3.00%	05/20/46	23,163	20,513
Government National Mortgage Association, Pool #MA3663 3.50%	05/20/46	1,215	1,102
Government National Mortgage Association, Pool #MA3803 3.50%	07/20/46	5,670	5,149
Government National Mortgage Association, Pool #MA4454 5.00%	05/20/47	5,979	5,939
Government National Mortgage Association, Pool #MA4900 3.50%	12/20/47	25,823	23,392
Government National Mortgage Association, Pool #MA5399 4.50%	08/20/48	10,534	10,102
Government National Mortgage Association, Pool #MA8347 4.50%	10/20/52	107,156	101,648
Government National Mortgage Association REMICS Series 2011-146, Class EI (I/O) (PAC) 5.00%	11/16/41	27,776	5,299
Government National Mortgage Association, TBA
2.50%(6)	12/01/51	150,000	125,338
4.00%(6)	05/01/52	225,000	207,036
4.50%(6)	09/01/54	175,000	165,423
5.00%(6)	08/01/54	225,000	218,459
5.50%(6)	07/01/54	50,000	49,621
Uniform Mortgage-Backed Security, TBA
3.00%(6)	01/01/52	300,000	254,792
3.50%(6)	02/01/52	125,000	110,586
4.50%(6)	08/01/54	275,000	258,874
5.50%(6)	05/01/54	100,000	98,743
2.00%(6)	11/01/51	50,000	38,868
2.50%(6)	12/01/51	200,000	162,858
5.00%(6)	07/01/54	300,000	289,685
4.00%(6)	03/01/52	325,000	297,224

Total Residential Mortgage-Backed Securities—Agency (Cost: $4,287,766)			4,254,232

RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY—6.2%
BCMSC Trust Series 2000-A, Class A4 8.29%(5)	06/15/30	189,525	16,920
Bear Stearns ALT-A Trust Series 2005-8, Class 11A1 4.97% (1 mo. USD Term SOFR + 0.654%)(1)	10/25/35	20,228	18,087
Countrywide Alternative Loan Trust Series 2006-HY12, Class A5 4.47%(5)	08/25/36	106,913	98,572
Countrywide Asset-Backed Certificates Trust Series 2007-13, Class 2A1 5.33% (1 mo. USD Term SOFR + 1.014%)(1)	10/25/47	54,583	49,400
Deephaven Residential Mortgage Trust Series 2021-3, Class A1 1.19%(2),(5)	08/25/66	76,947	66,575
GS Mortgage-Backed Securities Corp. Trust Series 2021-PJ5, Class A1 2.00%(2),(5)	10/25/51	76,163	58,528
GS Mortgage-Backed Securities Corp. Trust Series 2022-PJ2, Class A4 2.50%(2),(5)	06/25/52	80,915	65,182
IndyMac INDX Mortgage Loan Trust Series 2005-AR15, Class A2 4.24%(5)	09/25/35	37,855	30,770
JPMorgan Mortgage Acquisition Trust Series 2006-CH2, Class AF3 5.46%	09/25/29	152,638	89,658
JPMorgan Mortgage Trust Series 2021-8, Class A3 2.50%(2),(5)	12/25/51	94,353	76,064
Merrill Lynch Alternative Note Asset Trust Series 2007-A1, Class A2B 4.73% (1 mo. USD Term SOFR + 0.414%)(1)	01/25/37	267,446	84,603
MFA Trust Series 2021-RPL1, Class A2 2.07%(2),(5)	07/25/60	100,000	82,403
Morgan Stanley ABS Capital I, Inc. Trust Series 2006-HE4, Class A4 4.91% (1 mo. USD Term SOFR + 0.594%)(1)	06/25/36	216,660	109,165
Morgan Stanley ABS Capital I, Inc. Trust Series 2006-WMC1, Class A2C 5.05% (1 mo. USD Term SOFR + 0.734%)(1)	12/25/35	64,347	62,847
Morgan Stanley ABS Capital I, Inc. Trust Series 2007-HE2, Class A2B 4.52% (1 mo. USD Term SOFR + 0.204%)(1)	01/25/37	135,690	60,999
MortgageIT Trust Series 2005-1, Class 1A1 5.07% (1 mo. USD Term SOFR + 0.754%)(1)	02/25/35	7,797	7,823
Ownit Mortgage Loan Trust Series 2006-3, Class A2D 4.97% (1 mo. USD Term SOFR + 0.384%)(1)	03/25/37	33,042	31,554
Residential Asset Securitization Trust Series 2005-A15, Class 2A11 (I/O) 1.12% (-1 mo. USD Term SOFR + 5.436%)(1),(7)	02/25/36	422,064	32,089
Structured Adjustable Rate Mortgage Loan Trust Series 2004-18, Class 4A1 6.40%(5)	12/25/34	5,647	5,542

TCW Global Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
Structured Asset Mortgage Investments II Trust Series 2005-AR6, Class 2A1 5.05% (1 mo. USD Term SOFR + 0.734%)(1)	09/25/45	$18,330	$16,483
Structured Asset Mortgage Investments II Trust Series 2006-AR8, Class A2 4.85% (1 mo. USD Term SOFR + 0.534%)(1)	10/25/36	110,326	90,658
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR2, Class 2A1A 5.05% (1 mo. USD Term SOFR + 0.734%)(1)	01/25/45	28,623	28,862

Total Residential Mortgage-Backed Securities—Non-Agency (Cost: $1,476,073)			1,182,784

U.S. TREASURY SECURITIES—3.5%
U.S. Treasury Bonds 4.50%	11/15/54	60,000	57,169
U.S. Treasury Inflation-Indexed Notes 2.13%	01/15/35	215,940	216,014
U.S. Treasury Notes
4.25%	01/31/30	350,000	348,756
4.38%	12/31/29	42,000	42,082

Total U.S. Treasury Securities (Cost: $662,958)			664,021

Total Fixed Income Securities (Cost: $20,745,401)			19,698,707

CONVERTIBLE SECURITIES (0.1%)

CONVERTIBLE CORPORATE BONDS—0.1% (Cost: $20,731)

Commercial Services—0.1%
Worldline SA (France) 0.00%(3),(4)	07/30/26	20,640	20,825

Total Convertible Securities (Cost: $20,731)			20,825

		Shares
INVESTMENT COMPANIES—1.0%
TCW Emerging Markets Income Fund—I Class(8)		28,422	186,446

Total Investment Companies (Cost: $183,732)			186,446

COMMON STOCK—0.1%

TELECOMMUNICATIONS—0.1%
Intelsat SA(7),(9)		344	11,219

Total Common Stock (Cost: $31,880)			11,219

MONEY MARKET INVESTMENTS—9.3%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 4.33%(10)		76,681	76,681
TCW Central Cash Fund, 4.36%(10),(8)		1,713,497	1,713,497

Total Money Market Investments (Cost: $1,790,178)			1,790,178

Total Investments (113.3%) (Cost: $22,771,922)			21,707,375

Liabilities In Excess Of Other Assets (-13.3%)			(2,555,016)

Net Assets (100.0%)			$19,152,359

TCW Global Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (11)
Citibank N.A.	CAD	246,232	04/11/25	$171,393	$170,515	$(878)
Goldman Sachs & Co.	CHF	90,000	04/11/25	98,936	99,859	923
Goldman Sachs & Co.	CLP	9,441,000	04/11/25	9,296	9,608	312
Goldman Sachs & Co.	CNH	4,757,590	04/11/25	648,974	654,408	5,434
Citibank N.A.	CZK	595,280	04/11/25	24,120	24,598	478
Goldman Sachs & Co.	DKK	250,000	04/11/25	34,352	34,963	611
Goldman Sachs & Co.	EUR	20,000	04/11/25	20,910	20,858	(52)
Citibank N.A.	EUR	106,000	04/11/25	109,550	110,545	995
Goldman Sachs & Co.	GBP	394,005	02/03/25	491,084	489,571	(1,513)
Goldman Sachs & Co.	GBP	61,163	02/04/25	76,083	75,998	(85)
Citibank N.A.	JPY	283,750,000	04/11/25	1,819,978	1,846,271	26,293
Goldman Sachs & Co.	JPY	2,737,000	04/11/25	17,884	17,809	(75)
Citibank N.A.	KRW	4,821,051	04/11/25	3,295	3,328	33
Goldman Sachs & Co.	MXN	340,976	04/11/25	16,164	16,350	186
Citibank N.A.	NOK	1,683,000	04/11/25	146,420	148,879	2,459
Goldman Sachs & Co.	NZD	822,000	04/11/25	466,029	465,190	(839)
Goldman Sachs & Co.	PEN	35,516	04/11/25	9,404	9,531	127
Goldman Sachs & Co.	SEK	310,000	04/11/25	27,568	28,143	575
Citibank N.A.	THB	198,538	04/11/25	5,716	5,919	203

				$4,197,156	$4,232,343	$35,187

SELL (12)
Goldman Sachs & Co.	AUD	250,299	04/11/25	$153,960	$156,175	$(2,215)
Goldman Sachs & Co.	BRL	847,741	04/11/25	136,438	143,316	(6,878)
Goldman Sachs & Co.	CAD	28,000	04/11/25	19,486	19,390	96
Goldman Sachs & Co.	COP	4,853,486	04/11/25	1,103	1,148	(45)
Goldman Sachs & Co.	EUR	100,000	04/11/25	103,267	104,288	(1,021)
Citibank N.A.	EUR	243,676	04/11/25	249,729	254,125	(4,396)
Goldman Sachs & Co.	GBP	455,000	04/11/25	566,821	565,243	1,578
Citibank N.A.	GBP	1,079,242	04/11/25	1,310,362	1,340,734	(30,372)
Goldman Sachs & Co.	IDR	820,202,417	04/11/25	50,184	50,198	(14)
Goldman Sachs & Co.	ILS	13,674	04/11/25	3,768	3,831	(63)
Goldman Sachs & Co.	JPY	14,440,000	04/11/25	92,914	93,956	(1,042)
Goldman Sachs & Co.	MYR	298,804	04/11/25	66,676	67,189	(513)
Goldman Sachs & Co.	NZD	1,841,000	04/11/25	1,023,504	1,041,868	(18,364)
Goldman Sachs & Co.	PLN	94,529	04/11/25	22,537	23,256	(719)
Goldman Sachs & Co.	RON	244,539	04/11/25	50,020	50,954	(934)
Goldman Sachs & Co.	SGD	108,527	04/11/25	79,341	80,292	(951)
Citibank N.A.	ZAR	552,501	04/11/25	28,742	29,427	(685)

				$3,958,852	$4,025,390	$(66,538)

TCW Global Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)

Long Futures
8	2-Year Canadian Bond Futures	03/20/25	$576,682	$582,827	$6,145
13	2-Year U.S. Treasury Note Futures	03/31/25	2,671,826	2,673,125	1,299
1	5-Year Canadian Bond Futures	03/20/25	77,165	78,833	1,668
33	5-Year U.S. Treasury Note Futures	03/31/25	3,524,125	3,510,891	(13,234)
14	Euro SCHWATZ Futures	03/6/25	1,561,275	1,554,553	(6,722)
15	Euro-Bobl Future	03/6/25	1,862,071	1,831,115	(30,956)
1	Euro-oat Future	03/6/25	131,099	128,260	(2,839)
2	U.S. Ultra Long Bond Futures	03/20/25	245,030	236,937	(8,093)

			$10,649,273	$10,596,541	$(52,732)

Short Futures
6	10-Year U.S. Treasury Notes Futures	03/20/25	$(670,738)	$(668,250)	$2,488
4	Euro-Bund Future	03/6/25	(570,126)	(551,045)	19,081
1	Long Gilt Futures	03/27/25	(118,450)	(115,271)	3,179

			$(1,359,314)	$(1,334,566)	$24,748

CENTRALLY CLEARED—INTEREST RATE SWAP AGREEMENTS

Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
GBP 400,000	08/27/26	Annual	2-Year Sterling Overnight Index Average	Annual	4.5720%	$3,065	$—	$3,065
GBP 800,000	01/17/27	Annual	2-Year Sterling Overnight Index Average	Annual	3.9450%	(3,597)	913	(2,684)
GBP 425,000	07/30/27	Annual	2-Year Sterling Overnight Index Average	Annual	4.0000%	615	—	615

						$83	$913	$996

Notes to the Schedule of Investments:
ABS	Asset-Backed Securities.
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
REMIC	Real Estate Mortgage Investment Conduits.
RON	New Romanian Leu.
SOFR	Secured Overnight Financing Rate.
TBA	To Be Announced.
AUD	Australian Dollar.
BRL	Brazilian Real.
CAD	Canadian Dollar.
CHF	Swiss Franc.
CLP	Chilean Peso.
CNH	Chinese Yuan Renminbi.
CNY	Chinese Yuan.
COP	Colombian Peso.
CZK	Czech Koruna.
DKK	Danish Krone.
EUR	Euro Currency.
GBP	British Pound Sterling.
IDR	Indonesian Rupiah. .
ILS	Israeli Shekel.
JPY	Japanese Yen.

TCW Global Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

KRW	South Korean Won.
MXN	Mexican Peso.
MYR	Malaysian Ringgit.
NOK	Norwegian Krona.
NZD	New Zealand Dollar.
PEN	Peruvian Nuevo Sol.
PLN	Polish Zloty.
RON	Romanian New Leu.
SEK	Swedish Krona.
SGD	Singapore Dollar.
ZAR	South African Rand.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at January 31, 2025.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At January 31, 2025, the value of these securities amounted to $1,660,764 or 8.7% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At January 31, 2025, the value of these securities amounted to $6,979,152 or 36.4% of net assets.
(4)	Security is not accruing interest.
(5)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(8)	Affiliated issuer.
(9)	Non-income producing security.
(10)	Rate disclosed is the 7-day net yield as of January 31, 2025.
(11)	Fund buys foreign currency, sells U.S. Dollar.
(12)	Fund sells foreign currency, buys U.S. Dollar.

TCW Global Bond Fund

Schedule of Investments (Continued)

The summary of the TCW Global Bond Fund transactions in the affiliated funds for the period ended January 31, 2025 is as follows:

Name of Affiliated Fund	Value at October 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held January 31, 2025	Value at January 31, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$335,391	$3,878,106	$2,500,000	1,713,497	$1,713,497	$10,665	$—	$—	$—
TCW Emerging Markets Income Fund—I Class	$181,809	$5,436	$—	28,422	$186,446	$4,521	$—	$—	$(799)

Total					$1,899,943	$15,186	$—	$—	$(799)

TCW Global Bond Fund

Investments by Sector (Unaudited)	January 31, 2025

Sector	Percentage of Net Assets
Foreign Government Bonds	47.7%
Residential Mortgage-Backed Securities—Agency	22.2
Corporate Bonds	11.8
Money Market Investments	9.3
Asset-Backed Securities	6.5
Residential Mortgage-Backed Securities—Non-Agency	6.2
Commercial Mortgage-Backed Securities—Non-Agency	4.6
U.S. Treasury Securities	3.5
Investment Companies	1.0
Municipal Bonds	0.2
Convertible Corporate Bonds	0.1
Commercial Mortgage-Backed Securities—Agency	0.1
Common Stock	0.1
Other*	(13.3)

Total	100.0%

*	Includes futures, swap agreements, pending trades, written options interest receivable, fund share transactions and accrued expenses payable.

TCW Global Bond Fund

Investments by Country (Unaudited)	January 31, 2025

Country	Percentage of Net Assets
United States	58.1%
Great Britain	14.9
China	5.9
Ireland	5.4
France	4.2
Germany	4.2
New Zealand	3.2
Australia	2.2
Canada	1.9
Italy	1.6
Japan	1.6
Brazil	1.5
South Korea	1.1
Spain	1.1
Supranational	1.0
Indonesia	0.7
Jersey	0.7
Malaysia	0.7
Singapore	0.6
Netherlands	0.4
Portugal	0.4
Poland	0.3
Romania	0.3
Thailand	0.3
Cayman Islands	0.2
Mexico	0.2
Sweden	0.2
Colombia	0.1
Israel	0.1
Luxembourg	0.1
South Africa	0.1
Hungary	0.0 *

Total	113.3%

*	Amount rounds to less than 0.1%.

TCW Global Bond Fund

Fair Valuation Summary (Unaudited)	January 31, 2025

The following is a summary of the fair valuations according to the inputs used as of January 31, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Foreign Government Bonds	$—	$9,133,020	$—	$9,133,020
Residential Mortgage-Backed Securities—Agency	—	4,254,232	—	4,254,232
Corporate Bonds	—	2,267,537	—	2,267,537
Asset-Backed Securities	—	1,247,417	—	1,247,417
Residential Mortgage-Backed Securities—Non-Agency	—	1,150,695	32,089	1,182,784
Commercial Mortgage-Backed Securities—Non-Agency	—	893,613	—	893,613
U.S. Treasury Securities	448,007	216,014	—	664,021
Municipal Bonds	—	40,614	—	40,614
Commercial Mortgage-Backed Securities—Agency	—	15,469	—	15,469

Total Fixed Income Securities	448,007	19,218,611	32,089	19,698,707

Money Market Investments	1,790,178	—	—	1,790,178
Investment Companies	186,446	—	—	186,446
Convertible Corporate Bonds	—	20,825	—	20,825
Common Stock	—	—	11,219	11,219

Total Investments	$2,424,631	$19,239,436	$43,308	$21,707,375

Asset Derivatives
Forward Currency Exchange Contracts
Foreign Currency Risk	—	40,303	—	40,303
Futures Contracts
Interest Rate Risk	33,860	—	—	33,860
Swap Agreements
Interest Rate Risk	—	3,680	—	3,680

Total	$2,458,491	$19,283,419	$43,308	$21,785,218

Liability Derivatives
Forward Currency Exchange Contracts
Foreign Currency Risk	$—	$(71,654)	$—	$(71,654)
Futures Contracts
Interest Rate Risk	(61,844)	—	—	(61,844)
Swap Agreements
Interest Rate Risk	—	(2,684)	—	(2,684)

Total	$(61,844)	$(74,338)	$—	$(136,182)

TCW Securitized Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES—119.9% of Net Assets
ASSET-BACKED SECURITIES—7.8%
AMSR Trust Series 2020-SFR3, Class F 3.55%(1)	09/17/37	$2,682,000	$2,640,979
AMSR Trust Series 2020-SFR3, Class G 4.99%(1)	09/17/37	6,402,000	6,343,595
Apidos CLO XXXVII Ltd. Series 2021-37A, Class B 6.15% (3 mo. USD Term SOFR + 1.862%)(1),(2)	10/22/34	6,795,000	6,816,465
Bayview Opportunity Master Fund VII LLC Series 2024-EDU1, Class E 8.36% (30 day USD SOFR Average + 3.500%)(1),(3),(4),(5)	06/25/47	3,598,814	3,686,750
Carvana Auto Receivables Trust Series 2021-N3, Class R 0.00%(1),(6)	06/12/28	25,650	1,607,480
Carvana Auto Receivables Trust Series 2023-P1, Class R 0.00%(1),(6)	03/11/30	2,950	310,385
CIFC Funding Ltd. Series 2022-2A, Class INCB 0.00%(1),(7)	04/19/35	3,300,000	2,251,920
Cologix Data Centers U.S. Issuer LLC Series 2021-1A, Class A2 3.30%(1)	12/26/51	4,000,000	3,813,610
CoreVest American Finance Ltd. Series 2020-1, Class XA (I/O) 2.34%(1),(3)	03/15/50	12,765,822	410,287
CoreVest American Finance Ltd. Series 2020-1, Class XB (I/O) 2.04%(1),(3)	03/15/50	38,948,500	2,653,511
CoreVest American Finance Ltd. Series 2020-4, Class XA (I/O) 5.66%(1),(3)	12/15/52	25,557,907	620,671
CoreVest American Finance Ltd. Series 2020-4, Class XB (I/O) 4.62%(1),(3)	12/15/52	27,500,000	1,413,816
CoreVest American Finance Ltd. Series 2021-1, Class XA (I/O) 2.89%(1),(3)	04/15/53	49,840,576	1,434,043
FirstKey Homes Trust Series 2021-SFR3, Class E1 2.99%(1)	12/17/38	5,500,000	5,179,548
FirstKey Homes Trust Series 2022-SFR3, Class E1 3.50%(1)	07/17/38	8,950,000	8,580,364
Flexential Issuer Series 2021-1A, Class A2 3.25%(1)	11/27/51	7,580,000	7,221,734
GCI Funding I LLC Series 2021-1, Class A 2.38%(1)	06/18/46	9,489,666	8,621,245
HOA Funding LLC Series 2021-1A, Class A2 4.72%(1)	08/20/51	6,136,165	3,006,749
Hotwire Funding LLC Series 2024-1A, Class C 9.19%(1)	06/20/54	925,000	970,164
JGWPT XXX LLC Series 2013-3A, Class A 4.08%(1)	01/17/73	4,423,247	4,120,893
Madison Park Funding XXXVIII Ltd. Series 2021-38A, Class B 6.21% (3 mo. USD Term SOFR + 1.912%)(1),(2)	07/17/34	10,000,000	10,028,900
NCFA LLC – Loan Participation 1
2.75%(5)	06/12/28	1,880,000	1,880,000
3.14%(5)	12/19/27	2,570,000	2,570,000
New Residential Mortgage Loan Trust Series 2022-SFR2, Class E1 4.00%(1)	09/04/39	5,750,000	5,388,794
Progress Residential Trust Series 2021-SFR1, Class H 5.00%(1)	04/17/38	4,890,000	4,881,090
Progress Residential Trust Series 2021-SFR11, Class F 4.42%(1)	01/17/39	2,874,000	2,730,402
Progress Residential Trust Series 2021-SFR2, Class G 4.25%(1)	04/19/38	8,369,000	8,291,927
Progress Residential Trust Series 2021-SFR3, Class G 4.25%(1)	05/17/26	3,400,000	3,351,540
Progress Residential Trust Series 2021-SFR7, Class F 3.83%(1)	08/17/40	8,970,000	8,078,825
Progress Residential Trust Series 2024-SFR5, Class D 3.38%(1),(3)	08/09/29	4,621,000	4,166,703
Vantage Data Centers Issuer LLC Series 2020-1A, Class A2 1.65%(1)	09/15/45	8,800,000	8,617,482

Total Asset-backed Securities (Cost: $154,758,321)			131,689,872

COMMERCIAL MORTGAGE-BACKED SECURITIES—AGENCY—0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K042, Class X3 (I/O) 4.10%(3)	01/25/43	1,921,308	19
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K045, Class X3 (I/O) 1.51%(3)	04/25/43	126,630,757	1,266
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K046, Class X3 (I/O) 1.52%(3)	04/25/43	94,964,072	950

Total Commercial Mortgage-Backed Securities—Agency (Cost: $15,586,766)			2,235

COMMERCIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY —16.6%
1345 Avenue of the Americas & Park Avenue Plaza Trust Series 2005-1, Class A3 5.28%(1)	08/10/35	9,834,081	9,765,808
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL4, Class AS 6.12% (1 mo. USD Term SOFR + 1.814%)(1),(2)	11/15/36	11,800,000	11,845,898
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F 3.60%(1),(3)	04/14/33	4,500,000	4,477,681
BBCMS Mortgage Trust Series 2024-5C25, Class B 6.15%(3)	03/15/57	5,625,000	5,756,393
BBCMS Mortgage Trust Series 2024-5C27, Class AS 6.41%(3)	07/15/57	4,725,000	4,903,009
BBCMS Mortgage Trust Series 2024-5C27, Class B 6.70%(3)	07/15/57	4,565,000	4,772,298
BBCMS Mortgage Trust Series 2024-5C29, Class AS 5.63%	09/15/57	3,000,000	3,035,692
BBCMS Mortgage Trust Series 2024-C24, Class AS 5.87%	02/15/57	6,000,000	6,155,005
BBCMS Mortgage Trust Series 2024-C26, Class AS 6.09%(3)	05/15/57	6,003,000	6,190,694
Benchmark Mortgage Trust Series 2019-B13, Class AM 3.18%	08/15/57	5,000,000	4,428,375
Benchmark Mortgage Trust Series 2019-B14, Class 225C 3.29%(1),(3)	12/15/62	8,734,000	459,452
Benchmark Mortgage Trust Series 2019-B14, Class 225D 3.29%(1),(3)	12/15/62	20,303,000	373,920
Benchmark Mortgage Trust Series 2024-V10, Class AS 5.73%(3)	09/15/57	4,694,000	4,759,302
BMO Mortgage Trust Series 2024-5C3, Class AS 6.29%(3)	02/15/57	4,540,000	4,677,598
BMO Mortgage Trust Series 2024-5C6, Class AS 5.75%(3)	09/15/57	2,330,000	2,363,344

TCW Securitized Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
BMO Mortgage Trust Series 2024-C8, Class AS 5.91%(3)	03/15/57	$4,011,000	$4,122,998
BPR Trust Series 2021-WILL, Class A 6.17% (1 mo. USD Term SOFR + 1.864%)(1),(2)	06/15/38	4,433,445	4,414,428
BX Commercial Mortgage Trust Series 2020-VIV4, Class A 2.84%(1)	03/09/44	7,785,000	6,943,288
BX Trust Series 2019-OC11, Class A 3.20%(1)	12/09/41	8,000,000	7,316,943
BX Trust Series 2019-OC11, Class B 3.61%(1)	12/09/41	1,196,000	1,105,034
BX Trust Series 2019-OC11, Class C 3.86%(1)	12/09/41	1,080,000	993,817
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D 6.35% (1 mo. USD Term SOFR + 2.047%)(1),(2)	12/15/37	6,425,000	6,430,729
CAMB Commercial Mortgage Trust Series 2021-CX2, Class C 2.77%(1),(3)	11/10/46	5,000,000	3,922,183
Citigroup Commercial Mortgage Trust Series 2018-C5, Class AS 4.41%(3)	06/10/51	5,599,188	5,390,992
Citigroup Commercial Mortgage Trust Series 2020-555, Class A 2.65%(1)	12/10/41	9,400,000	8,187,929
COMM Mortgage Trust Series 2020-CX, Class B 2.45%(1)	11/10/46	6,000,000	4,905,721
CSMC Trust Series 2021-B33, Class A2 3.17%(1)	10/10/43	5,140,000	4,418,983
CSMC Trust Series 2021-BPNY, Class A 8.14% (1 mo. USD Term SOFR + 3.829%)(1),(2)	08/15/26	18,152,151	16,422,919
DBGS Mortgage Trust Series 2018-BIOD, Class E 6.30% (1 mo. USD Term SOFR + 1.996%)(1),(2)	05/15/35	4,125,000	4,075,175
DBGS Mortgage Trust Series 2018-C1, Class AM 4.62%(3)	10/15/51	5,136,000	4,876,427
DOLP Trust Series 2021-NYC, Class A 2.96% (1)	05/10/41	14,175,000	12,312,734
Grace Trust Series 2020-GRCE, Class A 2.35%(1)	12/10/40	13,360,000	11,340,852
Houston Galleria Mall Trust Series 2015-HGLR, Class D 3.98%(1)	03/05/37	9,500,000	9,437,929
Hudson Yards Mortgage Trust Series 2019-55HY, Class A 2.94%(1),(3)	12/10/41	1,750,000	1,579,515
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A 3.40%(1)	06/05/39	6,865,000	6,339,686
Life Mortgage Trust Series 2021-BMR, Class G 7.37% (1 mo. USD Term SOFR + 3.064%)(1),(2)	03/15/38	6,345,074	6,258,574
MKT Mortgage Trust Series 2020-525M, Class C 2.94%(1),(3)	02/12/40	4,900,000	3,887,716
MKT Mortgage Trust Series 2020-525M, Class D 2.94%(1),(3)	02/12/40	7,500,000	5,661,761
Morgan Stanley Capital I Trust Series 2019-H7, Class C 4.13%	07/15/52	4,000,000	3,590,764
Morgan Stanley Capital I Trust Series 2020-CNP, Class A 2.43%(1),(3)	04/05/42	18,000,000	15,081,345
One Bryant Park Trust Series 2019-OBP, Class A 2.52%(1)	09/15/54	6,870,000	6,085,407
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A 3.66%(1),(3)	01/05/43	18,047,000	15,374,348
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2B 4.14%(1),(3)	01/05/43	1,370,000	1,199,176
SLG Office Trust Series 2021-OVA, Class E 2.85%(1)	07/15/41	4,800,000	3,933,064
SLG Office Trust Series 2021-OVA, Class G 2.85%(1)	07/15/41	16,460,000	12,799,861
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class XB 0.59%(3)	11/15/49	106,409,000	843,589
Wells Fargo Commercial Mortgage Trust Series 2024-SVEN, Class B 6.26%(1),(3)	06/10/37	4,632,000	4,750,246

Total Commercial Mortgage-Backed Securities—Non-Agency (Cost: $315,754,442)			277,968,602

RESIDENTIAL MORTGAGE-BACKED SECURITIES—AGENCY—67.8%
Federal Home Loan Mortgage Corp., Pool #A91162 5.00%	02/01/40	7,551,825	7,552,197
Federal Home Loan Mortgage Corp., Pool #A92195 5.00%	05/01/40	2,041,775	2,038,285
Federal Home Loan Mortgage Corp., Pool #G01959 5.00%	12/01/35	38,255	38,476
Federal Home Loan Mortgage Corp., Pool #G08710 3.00%	06/01/46	844,130	736,200
Federal Home Loan Mortgage Corp., Pool #G08833 5.00%	07/01/48	1,855,715	1,828,569
Federal Home Loan Mortgage Corp., Pool #G08840 5.00%	08/01/48	314,250	309,453
Federal Home Loan Mortgage Corp., Pool #G08848 4.50%	11/01/48	1,261,232	1,208,052
Federal Home Loan Mortgage Corp., Pool #G08849 5.00%	11/01/48	2,119,345	2,086,995
Federal Home Loan Mortgage Corp., Pool #G60238 3.50%	10/01/45	2,779,431	2,525,310
Federal Home Loan Mortgage Corp., Pool #G60440 3.50%	03/01/46	19,873,727	18,056,507
Federal Home Loan Mortgage Corp., Pool #G67709 3.50%	03/01/48	6,145,648	5,557,978
Federal Home Loan Mortgage Corp., Pool #G67717 4.00%	11/01/48	22,760,694	21,187,574
Federal Home Loan Mortgage Corp., Pool #N70081 5.50%	07/01/38	1,186,732	1,208,371
Federal Home Loan Mortgage Corp., Pool #P51350 5.00%	03/01/36	994,476	1,000,917
Federal Home Loan Mortgage Corp., Pool #QD7213 2.00%	02/01/52	5,265,668	4,102,287
Federal Home Loan Mortgage Corp., Pool #QE0312 2.00%	04/01/52	10,786,878	8,403,657
Federal Home Loan Mortgage Corp., Pool #QG0601 4.50%	04/01/53	18,486,642	17,430,130
Federal Home Loan Mortgage Corp., Pool #SD7513 3.50%	04/01/50	12,115,104	10,926,352
Federal Home Loan Mortgage Corp., Pool #SD8147 2.50%	05/01/51	13,466,021	11,052,954
Federal Home Loan Mortgage Corp., Pool #SD8194 2.50%	02/01/52	2,470,133	2,020,212
Federal Home Loan Mortgage Corp., Pool #SD8238 4.50%	08/01/52	5,636,661	5,319,467
Federal Home Loan Mortgage Corp., Pool #SD8245 4.50%	09/01/52	16,995,051	16,036,050

TCW Securitized Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES—AGENCY (Continued)
Federal Home Loan Mortgage Corp., Pool #ZT1491 3.50%	11/01/48	$6,808,069	$6,139,331
Federal Home Loan Mortgage Corp. REMICS Series 2647, Class OV (P/O) 0.00%(7)	07/15/33	388,747	293,437
Federal Home Loan Mortgage Corp. REMICS Series 3149, Class OD (P/O) (PAC) 0.00%(7)	05/15/36	1,796,807	1,453,137
Federal Home Loan Mortgage Corp. REMICS Series 3315, Class S (I/O) (I/F) 1.89% (-30 day USD SOFR Average + 6.296%)(2)	05/15/37	264,478	15,525
Federal Home Loan Mortgage Corp. REMICS Series 3376, Class SX (I/O) (I/F) 1.52% (-30 day USD SOFR Average + 5.926%)(2)	10/15/37	1,035,350	72,977
Federal Home Loan Mortgage Corp. REMICS Series 3410, Class IS (I/O) (I/F) 1.75% (-30 day USD SOFR Average + 6.156%)(2)	02/15/38	1,488,694	114,254
Federal Home Loan Mortgage Corp. REMICS Series 3424, Class BI (I/O) (I/F) 2.28% (-30 day USD SOFR Average + 6.686%)(2)	04/15/38	1,689,604	148,666
Federal Home Loan Mortgage Corp. REMICS Series 3519, Class SH (I/O) (I/F) 0.98% (-30 day USD SOFR Average + 5.386%)(2)	07/15/37	114,149	4,167
Federal Home Loan Mortgage Corp. REMICS Series 3531, Class SC (I/O) (I/F) 1.78% (-30 day USD SOFR Average + 6.186%)(2)	05/15/39	2,227,393	182,039
Federal Home Loan Mortgage Corp. REMICS Series 3541, Class SA (I/O) (I/F) 2.23% (-30 day USD SOFR Average + 6.636%)(2)	06/15/39	896,016	83,582
Federal Home Loan Mortgage Corp. REMICS Series 3550, Class GS (I/O) (I/F) 2.23% (-30 day USD SOFR Average + 6.636%)(2)	07/15/39	1,995,901	175,439
Federal Home Loan Mortgage Corp. REMICS Series 3788, Class SB (I/O) (I/F) 1.96% (-30 day USD SOFR Average + 6.366%)(2)	01/15/41	2,854,368	242,893
Federal Home Loan Mortgage Corp. REMICS Series 3885, Class PO (P/O) (PAC) 0.00%(7)	11/15/33	595,115	480,209
Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F) 2.09% (-30 day USD SOFR Average + 6.496%)(2)	04/15/42	1,104,335	104,594
Federal Home Loan Mortgage Corp. REMICS Series 4135, Class DZ 3.00%	11/15/42	4,448,102	3,906,832
Federal Home Loan Mortgage Corp. REMICS Series 4351, Class MB (PAC) 4.00%	04/15/44	16,415,965	15,281,500
Federal Home Loan Mortgage Corp. REMICS Series 4604, Class PB (PAC) 3.00%	01/15/46	2,044,282	1,853,362
Federal Home Loan Mortgage Corp. REMICS Series 4772, Class ZA 4.00%	07/15/47	5,690,325	5,136,651
Federal Home Loan Mortgage Corp. REMICS Series 4896, Class DA 3.00%	01/15/49	960,808	846,593
Federal Home Loan Mortgage Corp. REMICS Series 5210, Class LB 3.00%	08/25/50	16,601,979	12,363,147
Federal Home Loan Mortgage Corp. REMICS Series 5224, Class DZ 4.00%	04/25/52	7,053,587	6,216,231
Federal Home Loan Mortgage Corp. STRIPS Series 277, Class 30 3.00%	09/15/42	7,632,097	6,783,334
Federal Home Loan Mortgage Corp. STRIPS Series 377, Class C1 2.00%	01/25/51	82,253,583	10,824,232
Federal Home Loan Mortgage Corp. STRIPS Series 386, Class C2 (I/O) 2.00%	02/15/51	133,293,731	17,255,801
Federal Home Loan Mortgage Corp. STRIPS Series 400, Class C2 (I/O) 2.00%	08/25/52	70,529,064	9,024,522
Federal National Mortgage Association, Pool #310033 6.00%	07/01/47	355,612	369,258
Federal National Mortgage Association, Pool #555424 5.50%	05/01/33	936,964	955,093
Federal National Mortgage Association, Pool #734384 5.50%	07/01/33	127,272	129,731
Federal National Mortgage Association, Pool #934103 5.00%	07/01/38	114,400	114,383
Federal National Mortgage Association, Pool #995573 6.00%	01/01/49	921,799	957,946
Federal National Mortgage Association, Pool #AA3303 5.50%	06/01/38	1,272,708	1,294,228
Federal National Mortgage Association, Pool #AB6210 3.00%	09/01/42	15,883,145	14,153,153
Federal National Mortgage Association, Pool #AS7241 3.50%	05/01/46	5,160,909	4,668,015
Federal National Mortgage Association, Pool #AS9454 4.00%	04/01/47	611,496	569,061
Federal National Mortgage Association, Pool #BM5979 3.50%	09/01/45	5,207,900	4,774,517
Federal National Mortgage Association, Pool #BQ6913 2.00%	12/01/51	19,353,871	15,115,007
Federal National Mortgage Association, Pool #BQ7056 2.00%	01/01/52	14,945,703	11,644,400
Federal National Mortgage Association, Pool #BU7102 2.50%	12/01/51	10,165,408	8,320,141
Federal National Mortgage Association, Pool #BV4119 2.50%	03/01/52	14,396,921	11,752,395
Federal National Mortgage Association, Pool #BV4128 2.00%	03/01/52	8,667,794	6,752,757
Federal National Mortgage Association, Pool #BV7761 2.50%	03/01/52	12,376,948	10,134,071
Federal National Mortgage Association, Pool #BV8459 3.00%	04/01/52	17,089,284	14,544,852
Federal National Mortgage Association, Pool #BV8464 3.00%	04/01/52	17,584,235	14,966,110

TCW Securitized Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES—AGENCY (Continued)
Federal National Mortgage Association, Pool #BV8515 3.00%	05/01/52	$13,881,661	$11,813,199
Federal National Mortgage Association, Pool #BW9886 4.50%	10/01/52	16,734,179	15,787,309
Federal National Mortgage Association, Pool #BX6752 5.00%	03/01/53	4,867,946	4,716,431
Federal National Mortgage Association, Pool #CA1540 4.00%	04/01/48	9,746,938	9,062,628
Federal National Mortgage Association, Pool #CA1710 4.50%	05/01/48	4,516,036	4,320,287
Federal National Mortgage Association, Pool #CA1711 4.50%	05/01/48	4,135,722	3,956,458
Federal National Mortgage Association, Pool #CA2208 4.50%	08/01/48	4,271,365	4,086,221
Federal National Mortgage Association, Pool #CB0610 2.50%	05/01/51	14,871,555	12,279,354
Federal National Mortgage Association, Pool #CB3151 2.00%	03/01/52	39,860,999	31,131,691
Federal National Mortgage Association, Pool #FM2342 3.50%	12/01/46	3,120,652	2,860,963
Federal National Mortgage Association, Pool #FM9515 2.50%	11/01/51	18,736,143	15,292,483
Federal National Mortgage Association, Pool #FS0139 2.50%	01/01/52	24,879,797	20,503,898
Federal National Mortgage Association, Pool #MA2995 4.00%	05/01/47	2,678,220	2,492,219
Federal National Mortgage Association, Pool #MA4152 2.00%	10/01/40	9,583,368	8,071,295
Federal National Mortgage Association, Pool #MA4579 3.00%	04/01/52	19,847,130	16,894,391
Federal National Mortgage Association, Pool #MA4626 4.00%	06/01/52	12,551,657	11,505,264
Federal National Mortgage Association, Pool #MA4784 4.50%	10/01/52	5,885,179	5,552,177
Federal National Mortgage Association, Pool #MA5071 5.00%	07/01/53	2,744,767	2,656,497
Federal National Mortgage Association, Pool #MA5107 5.50%	08/01/53	14,619,109	14,454,494
Federal National Mortgage Association REMICS Series 2004-52, Class SW (I/O) (I/F) 2.63% (-30 day USD SOFR Average + 6.986%)(2)	07/25/34	217,136	14,957
Federal National Mortgage Association REMICS Series 2007-103, Class AI (I/O) (I/F) 2.03% (-30 day USD SOFR Average + 6.386%)(2)	03/25/37	1,970,523	149,700
Federal National Mortgage Association REMICS Series 2007-20, Class SI (I/O) (I/F) 1.98% (-30 day USD SOFR Average + 6.336%)(2)	03/25/37	482,237	21,536
Federal National Mortgage Association REMICS Series 2007-21, Class SE (I/O) (I/F) 1.97% (-30 day USD SOFR Average + 6.326%)(2)	03/25/37	239,213	11,129
Federal National Mortgage Association REMICS Series 2007-56, Class SG (I/O) (I/F) 1.94% (-30 day USD SOFR Average + 6.296%)(2)	06/25/37	441,223	19,594
Federal National Mortgage Association REMICS Series 2007-58, Class SV (I/O) (I/F) 2.28% (-30 day USD SOFR Average + 6.636%)(2)	06/25/37	2,039,426	181,237
Federal National Mortgage Association REMICS Series 2007-65, Class S (I/O) (I/F) 2.13% (-30 day USD SOFR Average + 6.486%)(2)	07/25/37	213,407	15,763
Federal National Mortgage Association REMICS Series 2008-1, Class AI (I/O) (I/F) 1.78% (-30 day USD SOFR Average + 6.136%)(2)	05/25/37	1,798,033	109,755
Federal National Mortgage Association REMICS Series 2008-13, Class SB (I/O) (I/F) 1.77% (-30 day USD SOFR Average + 6.126%)(2)	03/25/38	1,788,042	108,493
Federal National Mortgage Association REMICS Series 2008-23, Class SB (I/O) (I/F) 2.38% (-30 day USD SOFR Average + 6.736%)(2)	04/25/38	1,551,596	56,313
Federal National Mortgage Association REMICS Series 2008-35, Class SD (I/O) (I/F) 1.98% (-30 day USD SOFR Average + 6.336%)(2)	05/25/38	199,057	3,547
Federal National Mortgage Association REMICS Series 2008-66, Class SG (I/O) (I/F) 1.60% (-30 day USD SOFR Average + 5.956%)(2)	08/25/38	3,805,428	272,063
Federal National Mortgage Association REMICS Series 2008-68, Class SA (I/O) (I/F) 1.50% (-30 day USD SOFR Average + 5.856%)(2)	08/25/38	1,258,116	64,252
Federal National Mortgage Association REMICS Series 2009-3, Class SH (I/O) (I/F) 0.98% (-30 day USD SOFR Average + 5.336%)(2)	06/25/37	453,337	21,917
Federal National Mortgage Association REMICS Series 2009-47, Class SV (I/O) (I/F) 2.28% (-30 day USD SOFR Average + 6.636%)(2)	07/25/39	269,699	23,476
Federal National Mortgage Association REMICS Series 2009-51, Class SA (I/O) (I/F) 2.28% (-30 day USD SOFR Average + 6.636%)(2)	07/25/39	1,368,072	113,351
Federal National Mortgage Association REMICS Series 2009-6, Class SD (I/O) (I/F) 1.08% (-30 day USD SOFR Average + 5.436%)(2)	02/25/39	322,871	6,651
Federal National Mortgage Association REMICS Series 2009-72, Class JS (I/O) (I/F) 2.78% (-30 day USD SOFR Average + 7.136%)(2)	09/25/39	240,552	22,562

TCW Securitized Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES—AGENCY (Continued)
Federal National Mortgage Association REMICS Series 2011-131, Class ST (I/O) 2.07% (-30 day USD SOFR Average + 6.426%)(2)	12/25/41	$11,373,615	$1,211,173
Federal National Mortgage Association REMICS Series 2011-149, Class Z 4.50%	01/25/42	1,994,871	1,878,490
Federal National Mortgage Association REMICS Series 2012-128, Class UY (PAC) 2.50%	11/25/42	11,738,000	10,023,277
Federal National Mortgage Association REMICS Series 2012-19, Class ZN 3.50%	01/25/42	2,957,706	2,652,964
Federal National Mortgage Association REMICS Series 2012-34, Class EB 4.00%	04/25/42	2,000,000	1,808,780
Federal National Mortgage Association REMICS Series 2013-101, Class BO (P/O) 0.00% (7)	10/25/43	2,613,678	1,903,328
Federal National Mortgage Association REMICS Series 2013-101, Class CO (P/O) 0.00% (7)	10/25/43	5,807,306	4,244,221
Federal National Mortgage Association REMICS Series 2015-65, Class LZ 3.50%	09/25/45	1,667,666	1,394,976
Federal National Mortgage Association REMICS Series 2018-52, Class PZ (PAC) 4.00%	07/25/48	1,331,499	1,217,114
Federal National Mortgage Association REMICS Series 2018-54, Class KY (PAC) 3.50%	08/25/48	1,550,000	1,348,124
Federal National Mortgage Association REMICS Series 2019-57, Class LT 2.50%	10/25/49	6,288,517	5,231,517
Federal National Mortgage Association REMICS Series 2023-39, Class AI (I/O) 2.00%	07/25/52	135,492,833	17,640,283
Federal National Mortgage Association REMICS Series 2024-81, Class SE (I/O) 1.00% (-30 day USD SOFR Average + 5.350%)(2)	07/25/54	47,324,427	2,418,313
Government National Mortgage Association, Pool #MA6080 3.00%	08/20/49	170,443	145,931
Government National Mortgage Association, Pool #MA6209 3.00%	10/20/49	2,440,596	2,089,607
Government National Mortgage Association, Pool #MA7418 2.50%	06/20/51	17,721,483	14,844,959
Government National Mortgage Association, Pool #MA7589 2.50%	09/20/51	14,738,727	12,328,106
Government National Mortgage Association, Pool #MA8347 4.50%	10/20/52	9,451,192	8,965,383
Government National Mortgage Association REMICS Series 2011-70, Class BO (P/O) 0.00%(7)	05/20/41	3,046,060	2,272,322
Government National Mortgage Association REMICS Series 2015-162, Class ZG 4.00%	11/20/45	4,119,740	3,674,960
Government National Mortgage Association REMICS Series 2015-42, Class ZB 3.00%	03/20/45	20,287,367	17,910,477
Government National Mortgage Association REMICS Series 2015-43, Class DM 2.50%	03/20/45	15,161,826	13,056,935
Government National Mortgage Association REMICS Series 2015-44, Class Z 3.00%	03/20/45	14,495,760	12,345,484
Government National Mortgage Association REMICS Series 2015-92, Class MT 3.00%	01/20/45	3,760,000	3,145,792
Government National Mortgage Association REMICS Series 2016-51, Class DZ 3.00%	04/20/46	11,814,295	9,450,510
Government National Mortgage Association REMICS Series 2017-116, Class ZL 3.00%	06/20/47	10,529,472	7,842,624
Government National Mortgage Association REMICS Series 2017-117, Class ZN 3.00%	08/20/47	1,151,097	890,518
Government National Mortgage Association REMICS Series 2017-14, Class Z 3.00%	01/20/47	1,588,586	1,223,243
Government National Mortgage Association REMICS Series 2017-57, Class Z 4.00%	04/20/47	5,479,507	4,499,905
Government National Mortgage Association REMICS Series 2018-113, Class GZ 3.00%	05/20/47	9,805,071	8,346,279
Government National Mortgage Association REMICS Series 2018-153, Class ZG 3.50%	11/20/48	5,055,157	4,318,678
Government National Mortgage Association REMICS Series 2018-77, Class JY 3.50%	06/20/48	1,996,184	1,745,412
Government National Mortgage Association REMICS Series 2018-78, Class NZ 3.50%	06/20/48	5,978,836	5,218,091
Government National Mortgage Association REMICS Series 2018-97, Class DZ 3.50%	07/20/48	2,899,147	2,474,077
Government National Mortgage Association REMICS Series 2022-128, Class SE (I/O) 1.59% (-30 day USD SOFR Average + 5.960%)(2)	07/20/52	32,576,047	2,917,296
Government National Mortgage Association, TBA
2.00%	11/01/51	11,400,000	9,122,770
2.50%(8)	12/01/51	32,550,000	27,198,373
4.00%(8)	05/01/52	19,000,000	17,483,002
4.50%(8)	09/01/54	28,650,000	27,082,114
5.00%(8)	08/01/54	37,600,000	36,506,968
5.50%(8)	07/01/54	25,075,000	24,885,132
Uniform Mortgage-Backed Security, TBA
3.00%(8)	01/01/52	20,175,000	17,134,789
3.50%(8)	02/01/52	66,175,000	58,544,262
4.00%(8)	03/01/52	57,750,000	52,814,425
4.50%(8)	08/01/54	16,450,000	15,485,388
2.00%(8)	11/01/51	63,700,000	49,517,259
2.50%(8)	12/01/51	37,225,000	30,311,852
5.00%(8)	07/01/54	22,800,000	22,016,068

Total Residential Mortgage-Backed Securities—Agency (Cost: $1,240,015,587)			1,140,278,672

TCW Securitized Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY—27.7%
ABFC Trust Series 2007-WMC1, Class A2A 5.18% (1 mo. USD Term SOFR + 0.864%)(2)	06/25/37	$8,525,978	$6,920,365
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C 4.95% (1 mo. USD Term SOFR + 0.634%)(2)	03/25/37	10,384,814	4,154,157
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2D 5.19% (1 mo. USD Term SOFR + 0.874%)(2)	03/25/37	5,581,727	2,232,662
Argent Securities Trust Series 2006-W4, Class A2C 4.75% (1 mo. USD Term SOFR + 0.434%)(2)	05/25/36	16,299,711	3,881,064
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W3, Class M2 5.12% (1 mo. USD Term SOFR + 0.804%)(2)	11/25/35	7,603,398	6,540,771
Banc of America Funding Trust Series 2004-B, Class 3A1 4.75%(3),(9)	12/20/34	134,430	107,481
Banc of America Funding Trust Series 2006-3, Class 4A14 6.00%(9)	03/25/36	140,466	115,144
Banc of America Funding Trust Series 2006-3, Class 5A3 5.50%(9)	03/25/36	909,949	801,830
Banc of America Funding Trust Series 2006-D, Class 2A1 3.50%(3),(9)	05/20/36	41,676	37,518
Banc of America Funding Trust Series 2006-D, Class 3A1 5.19%(3),(9)	05/20/36	1,223,241	1,086,838
Bear Stearns ALT-A Trust Series 2005-2, Class 2A4 4.13%(3)	04/25/35	902	816
Bear Stearns ALT-A Trust Series 2005-4, Class 23A1 5.56%(3)	05/25/35	1,281,417	1,206,404
Bear Stearns ALT-A Trust Series 2006-4, Class 32A1 4.48%(3)	07/25/36	282,866	120,363
Bear Stearns ARM Trust Series 2004-12, Class 1A1 5.60%(3)	02/25/35	170,013	158,173
Bear Stearns ARM Trust Series 2005-10, Class A3 6.63%(3)	10/25/35	1,058,123	1,032,017
Bear Stearns ARM Trust Series 2006-2, Class 2A1 4.43%(3),(9)	07/25/36	550,547	468,670
Bear Stearns ARM Trust Series 2007-1, Class 2A1 5.89%(3),(9)	02/25/47	91,098	78,293
Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3 5.50%(3)	09/25/35	608,976	569,859
Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A4 5.40%(3)	09/25/35	1,302,095	1,218,563
Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1 4.87% (1 mo. USD Term SOFR + 0.554%)(2)	08/25/36	7,730,017	7,141,598
Bear Stearns Mortgage Funding Trust Series 2006-AR3, Class 1A1 4.79% (1 mo. USD Term SOFR + 0.474%)(2)	10/25/36	227,149	197,551
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B 3.54%	02/25/37	2,045,362	1,195,685
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C 3.54%	02/25/37	7,035,651	4,112,925
C-BASS Trust Series 2006-CB9, Class A4 4.89% (1 mo. USD Term SOFR + 0.574%)(2)	11/25/36	11,084,008	4,929,637
Chase Mortgage Finance Trust Series 2006-A1, Class 2A1 5.71%(3)	09/25/36	264,798	227,669
Chase Mortgage Finance Trust Series 2007-A1, Class 8A1 6.81%(3)	02/25/37	849,141	818,181
ChaseFlex Trust Series 2005-1, Class 1A5 6.50%	02/25/35	1,999,919	1,394,685
CHL Mortgage Pass-Through Trust Series 2005-HYB5, Class 4A1 6.77%(3)	09/20/35	7,663	6,352
CHL Mortgage Pass-Through Trust Series 2007-HY5, Class 1A1 5.32%(3)	09/25/47	3,241	2,523
CHL Mortgage Pass-Through Trust Series 2007-HYB1, Class 1A1 3.78%(3)	03/25/37	28,193	22,724
CIM Trust Series 2019-R3, Class A 2.63%(1),(3)	06/25/58	7,902,376	7,208,098
CIM Trust Series 2020-R1, Class A1 2.85%(1),(3)	10/27/59	16,327,390	14,319,011
CIM Trust Series 2020-R3, Class A1A 4.00%(1),(3)	01/26/60	10,483,003	9,920,881
CIM Trust Series 2020-R6, Class A1A 2.25%(1),(3)	12/25/60	9,228,915	8,316,558
CIM Trust Series 2020-R7, Class A1A 2.25%(1),(3)	12/27/61	14,291,188	12,953,337
CIM Trust Series 2021-NR2, Class A1 5.57%(1)	07/25/59	7,871,737	7,855,777
CIM Trust Series 2021-NR3, Class A1 5.57%(1)	06/25/57	3,362,109	3,359,126
CIM Trust Series 2021-R3, Class A1A 1.95%(1),(3)	06/25/57	10,258,858	9,357,106
CIM Trust Series 2023-NR1, Class A1 6.00%(1)	06/25/62	9,888,578	9,941,319
CIM Trust Series 2023-NR2, Class A1 6.00%(1)	06/25/62	7,184,965	7,148,936
CIM Trust Series 2023-R1, Class A1A 5.40%(1),(3)	04/25/62	6,718,936	6,348,818
CIM Trust Series 2023-R1, Class A1B 5.40%(1),(3)	04/25/62	13,400,000	11,162,700
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR5, Class 1A1A 6.25%(3),(9)	07/25/36	1,481,615	1,070,588
Citigroup Mortgage Loan Trust, Inc. Series 2007-12, Class 2A1 6.50%(1),(3)	10/25/36	2,150,929	1,066,662
CitiMortgage Alternative Loan Trust Series 2007-A5, Class 1A6 6.00%(9)	05/25/37	6,753,091	6,173,269
Conseco Finance Corp. Series 1999-2, Class A7 6.44%	12/01/30	409,455	410,836
Conseco Finance Securitizations Corp. Series 2000-4, Class A5 7.97%	05/01/32	45,277,023	6,696,372
Countrywide Alternative Loan Trust Series 2005-84, Class 1A1 5.29%(3)	02/25/36	76,712	64,828
Countrywide Alternative Loan Trust Series 2007-19, Class 1A34 6.00%	08/25/37	11,169,012	5,297,022
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1 6.50%	01/25/36	6,004,309	1,354,426

TCW Securitized Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
CSMC Mortgage-Backed Trust Series 2006-8, Class 3A1 6.00%	10/25/21	$607,619	$154,332
CSMC Mortgage-Backed Trust Series 2006-9, Class 5A1 5.50%	11/25/36	64,637	1
CSMC Trust Series 2021-NQM5, Class A1 0.94%(1),(3)	05/25/66	3,690,921	3,059,980
CSMC Trust Series 2021-RP11, Class A1 (I/O) 1.49%(1),(3),(5),(4)	10/25/61	10,445,918	576,675
CSMC Trust Series 2021-RP11, Class B1 3.74% (1),(3)	10/25/61	2,336,437	1,255,118
CSMC Trust Series 2022-RPL1, Class A1 (I/O) 0.51%(1),(3),(5),(4)	04/25/61	9,127,556	127,986
CSMC Trust Series 2022-RPL1, Class B1 4.66%(1),(3)	04/25/61	2,103,785	1,326,852
CSMCM Trust Series 2021-RP11, Class CERT 3.78%(1)	10/27/61	507,856	385,822
CSMCM Trust Series 2022-RPL1, Class CERT 4.23%(1)	04/25/61	474,348	385,944
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR6, Class A6 4.81% (1 mo. USD Term SOFR + 0.494%)(2)	02/25/37	134,350	114,826
DSLA Mortgage Loan Trust Series 2005-AR6, Class 2A1A 4.99% (1 mo. USD Term SOFR + 0.694%)(2)	10/19/45	1,492,202	1,343,080
DSLA Mortgage Loan Trust Series 2007-AR1, Class 2A1A 4.55% (1 mo. USD Term SOFR + 0.254%)(2)	03/19/37	3,656,620	2,961,380
Fieldstone Mortgage Investment Trust Series 2007-1, Class 2A2 4.99% (1 mo. USD Term SOFR + 0.384%)(2)	04/25/47	2,276,335	1,663,881
First Franklin Mortgage Loan Trust Series 2006-FF18, Class A2C 4.75% (1 mo. USD Term SOFR + 0.434%)(2)	12/25/37	8,461,349	7,564,319
First Franklin Mortgage Loan Trust Series 2007-FF1, Class A2C 4.71% (1 mo. USD Term SOFR + 0.394%)(2)	01/25/38	2,932,053	1,503,017
First Franklin Mortgage Loan Trust Series 2007-FF1, Class A2D 4.87% (1 mo. USD Term SOFR + 0.554%)(2)	01/25/38	14,351,211	7,355,996
First Franklin Mortgage Loan Trust Series 2007-FF2, Class A1 4.71% (1 mo. USD Term SOFR + 0.394%)(2)	03/25/37	30,391,851	15,465,064
First Franklin Mortgage Loan Trust Series 2007-FF2, Class A2C 4.73% (1 mo. USD Term SOFR + 0.414%)(2)	03/25/37	20,078,141	9,456,019
GSAA Trust Series 2005-7, Class AF5 5.11%	05/25/35	28,148	27,506
GSR Mortgage Loan Trust Series 2004-9, Class 3A1 5.91%(3)	08/25/34	733,306	694,085
GSR Mortgage Loan Trust Series 2006-OA1, Class 2A2 4.95% (1 mo. USD Term SOFR + 0.634%)(2)	08/25/46	42,649,434	9,413,724
GSR Mortgage Loan Trust Series 2007-AR2, Class 2A1 5.34%(3)	05/25/37	1,459,925	772,295
HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12 6.00%	09/25/37	446,324	331,231
Impac CMB Trust Series 2005-1, Class 1A1 4.95% (1 mo. USD Term SOFR + 0.634%)(2)	04/25/35	258,021	246,187
Impac CMB Trust Series 2005-5, Class A2 4.87% (1 mo. USD Term SOFR + 0.334%)(2)	08/25/35	1,645,358	1,530,963
Impac Secured Assets Trust Series 2006-3, Class A1 4.77% (1 mo. USD Term SOFR + 0.454%)(2)	11/25/36	2,792,250	2,504,465
IndyMac INDA Mortgage Loan Trust Series 2007-AR7, Class 1A1 3.51%(3)	11/25/37	1,294,148	1,061,581
IndyMac INDX Mortgage Loan Trust Series 2004-AR9, Class 4A 5.26%(3)	11/25/34	134,480	126,908
IndyMac INDX Mortgage Loan Trust Series 2005-AR23, Class 2A1 4.91%(3)	11/25/35	1,431,673	1,126,474
IndyMac INDX Mortgage Loan Trust Series 2005-AR25, Class 2A1 3.85%(3)	12/25/35	1,063,997	879,210
IndyMac INDX Mortgage Loan Trust Series 2005-AR7, Class 2A1 3.46%(3)	06/25/35	731,859	592,900
IndyMac INDX Mortgage Loan Trust Series 2006-AR39, Class A1 4.79% (1 mo. USD Term SOFR + 0.474%)(2)	02/25/37	3,928,734	3,582,643
IndyMac INDX Mortgage Loan Trust Series 2006-AR6, Class 2A1A 4.83% (1 mo. USD Term SOFR + 0.514%)(2)	06/25/46	6,329,992	5,405,528
IndyMac INDX Mortgage Loan Trust Series 2007-AR11, Class 1A1 3.39%(3)	06/25/37	10,186	8,950
JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1 4.45%(3)	05/25/36	2,878,386	1,623,110
JPMorgan Alternative Loan Trust Series 2006-A4, Class A8 4.41%(3)	09/25/36	142,339	164,427
JPMorgan Mortgage Acquisition Trust Series 2006-CH2, Class AF4 5.76%	10/25/36	3,391,125	1,991,067
JPMorgan Mortgage Acquisition Trust Series 2006-WMC4, Class A3 4.67% (1 mo. USD Term SOFR + 0.354%)(2)	12/25/36	23,826,416	11,552,803
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3 7.13%(3)	11/25/33	226,131	219,689
JPMorgan Mortgage Trust Series 2006-A4, Class 1A4 5.42%(3)	06/25/36	160,124	110,337
JPMorgan Mortgage Trust Series 2006-A7, Class 2A4R 4.56%(3)	01/25/37	6,297	4,889

TCW Securitized Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
JPMorgan Mortgage Trust Series 2006-S2, Class 2A2 5.88%	06/25/21	$26,165	$—
JPMorgan Mortgage Trust Series 2022-INV1, Class A8 3.00%(1),(3)	03/25/52	6,674,888	5,372,271
JPMorgan Mortgage Trust Series 2024-3, Class A8 3.00%(1),(3)	05/25/54	10,800,000	8,532,308
JPMortgage Trust Series 2021-4, Class A8 2.50%(1),(3)	08/25/51	10,544,878	8,411,871
Lehman Mortgage Trust Series 2006-4, Class 4A1 6.00%	08/25/21	478,500	324,803
Lehman XS Trust Series 2006-10N, Class 1A3A 4.85% (1 mo. USD Term SOFR + 0.534%)(2)	07/25/46	5,407,020	4,845,739
Lehman XS Trust Series 2006-12N, Class A31A 4.83% (1 mo. USD Term SOFR + 0.514%)(2)	08/25/46	1,590,302	1,581,833
Lehman XS Trust Series 2006-9, Class A1B 4.29% (1 mo. USD Term SOFR + 0.434%)(2)	05/25/46	1	—
Lehman XS Trust Series 2007-4N, Class 1A1 4.69% (1 mo. USD Term SOFR + 0.374%)(2)	03/25/47	339	—
MASTR Alternative Loan Trust Series 2005-4, Class 1A1 6.50%(9)	05/25/35	3,858,383	3,112,612
MASTR Alternative Loan Trust Series 2006-2, Class 2A1 4.83% (1 mo. USD Term SOFR + 0.514%)(2),(5)	03/25/36	65,324	6,415
MASTR Asset Securitization Trust Series 2006-3, Class 2A1 4.88% (1 mo. USD Term SOFR + 0.564%)(2)	10/25/36	28,197	4,714
MASTR Asset-Backed Securities Trust Series 2006-AB1, Class A4 6.22%	02/25/36	154,414	127,520
MASTR Seasoned Securitization Trust Series 2004-1, Class 4A1 7.56%(3)	10/25/32	2,825	2,758
Merrill Lynch Alternative Note Asset Trust Series 2007-A1, Class A3 4.75% (1 mo. USD Term SOFR + 0.434%)(2)	01/25/37	739,664	223,423
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2C 4.93% (1 mo. USD Term SOFR + 0.614%)(2)	04/25/37	17,651,450	6,840,011
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2D 5.11% (1 mo. USD Term SOFR + 0.794%)(2)	04/25/37	4,506,832	1,758,695
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-2, Class A2C 4.91% (1 mo. USD Term SOFR + 0.594%)(2)	05/25/37	2,248,952	1,523,315
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B 4.69% (1 mo. USD Term SOFR + 0.374%)(2)	06/25/37	718,670	708,164
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-4, Class 2A3 4.75% (1 mo. USD Term SOFR + 0.434%)(2)	07/25/37	10,021,256	9,708,072
Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1 6.57% (1 yr. CMT + 2.400%)(2)	08/25/36	385,059	324,753
Mid-State Capital Corp. Trust Series 2005-1, Class A 5.75%	01/15/40	548,230	547,166
Morgan Stanley ABS Capital I, Inc. Trust Series 2004-NC8, Class M2 5.39% (1 mo. USD Term SOFR + 1.074%)(2)	09/25/34	330,935	337,139
Morgan Stanley Home Equity Loan Trust Series 2006-2, Class A4 4.99% (1 mo. USD Term SOFR + 0.674%)(2)	02/25/36	18,245	18,231
Morgan Stanley Mortgage Loan Trust Series 2007-3XS, Class 2A6 6.26%	01/25/47	2,020,399	595,755
Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 2A1 4.67% (1 mo. USD Term SOFR + 0.354%)(2)	04/25/37	2,570,731	686,411
Morgan Stanley Residential Mortgage Loan Trust Series 2024-INV3, Class A1 6.50%(1),(3)	06/25/54	8,298,840	8,464,933
MortgageIT Trust Series 2005-4, Class A1 4.99% (1 mo. USD Term SOFR + 0.674%)(2)	10/25/35	329,673	324,982
Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1 7.61%(3)	03/15/30	4,604,897	2,168,902
Ownit Mortgage Loan Trust Series 2006-6, Class A2C 4.75% (1 mo. USD Term SOFR + 0.434%)(2)	09/25/37	13,327,876	5,783,712
PRET LLC Series 2022-RN1, Class A1 3.72%(1)	07/25/51	6,799,891	6,797,862
PRKCM Trust Series 2021-AFC2, Class A1 2.07%(1),(3)	11/25/56	5,069,941	4,404,580
PRPM LLC Series 2022-1, Class A1 3.72%(1)	02/25/27	10,706,555	10,699,761
PRPM LLC Series 2022-3, Class A1 5.56%(1)	06/25/27	13,339,901	13,332,915
RAAC Trust Series 2005-SP1, Class 4A1 7.00%	09/25/34	565,977	551,677
RALI Trust Series 2005-QA13, Class 2A1 5.42%(3),(9)	12/25/35	327,933	284,755
RALI Trust Series 2005-QA7, Class A21 5.70%(3)	07/25/35	751,977	706,535
RALI Trust Series 2005-QA8, Class CB21 5.33%(3),(9)	07/25/35	2,226,231	1,159,159
RALI Trust Series 2006-QA1, Class A21 5.19%(3),(9)	01/25/36	8,594	5,746

TCW Securitized Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
RALI Trust Series 2006-QA2, Class 1A1 4.68% (1 mo. USD Term SOFR + 0.364%)(2),(9)	02/25/36	$10,085	$6,482
RALI Trust Series 2006-QS10, Class AV (I/O) 0.56%(3),(5)	08/25/36	15,468,286	265,883
RALI Trust Series 2006-QS5, Class A5 6.00%(9)	05/25/36	1,804,479	1,468,759
RALI Trust Series 2006-QS6, Class 1AV (I/O) 0.77%(3),(5)	06/25/36	21,347,498	428,363
RALI Trust Series 2006-QS7, Class AV (I/O) 0.73%(3),(5)	06/25/36	4,087,164	81,586
RALI Trust Series 2007-QS1, Class 2AV (I/O) 0.17%(3),(5)	01/25/37	1,097,908	5,415
RALI Trust Series 2007-QS2, Class AV (I/O) 0.30%(3),(5)	01/25/37	7,451,814	68,464
RALI Trust Series 2007-QS3, Class AV (I/O) 0.35%(3),(5)	02/25/37	35,367,629	439,849
RALI Trust Series 2007-QS4, Class 3AV (I/O) 0.38%(3),(5)	03/25/37	3,825,794	43,768
RALI Trust Series 2007-QS5, Class AV (I/O) 0.28%(3),(5)	03/25/37	5,097,067	58,352
RALI Trust Series 2007-QS6, Class A45 5.75%(9)	04/25/37	1,222,828	972,750
RALI Trust Series 2007-QS8, Class AV (I/O) 0.43%(3),(5)	06/25/37	8,408,468	109,968
Residential Asset Securitization Trust Series 2007-A3, Class 1A4 5.75%(9)	04/25/37	2,245,243	1,023,337
RFMSI Trust Series 2005-SA5, Class 2A 5.42%(3),(9)	11/25/35	6,640	5,947
RFMSI Trust Series 2006-S9, Class A3 (PAC) 5.75%(9)	09/25/36	271,527	212,620
RFMSI Trust Series 2007-S2, Class A9 6.00%(9)	02/25/37	2,738,149	2,042,632
RFMSI Trust Series 2007-SA2, Class 2A2 5.47%(3),(9)	04/25/37	8,037	6,864
Roc Mortgage Trust Series 2021-RTL1, Class A1 3.49%(1),(3)	08/25/26	3,082,060	3,082,060
Saxon Asset Securities Trust Series 2007-2, Class A2C 4.67% (1 mo. USD Term SOFR + 0.354%)(2)	05/25/47	9,565,516	6,738,079
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2 2.83%	01/25/36	2,588,657	2,135,609
Securitized Asset-Backed Receivables LLC Trust Series 2007-BR1, Class A2C 5.11% (1 mo. USD Term SOFR + 0.794%)(2)	02/25/37	7,116,848	3,020,299
Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2B 4.71% (1 mo. USD Term SOFR + 0.394%)(2)	01/25/37	10,750,942	9,080,621
Sequoia Mortgage Trust Series 2003-8, Class A1 5.05% (1 mo. USD Term SOFR + 0.754%)(2)	01/20/34	174,237	166,684
Soundview Home Loan Trust Series 2007-OPT3, Class 2A4 4.68% (1 mo. USD Term SOFR + 0.364%)(2)	08/25/37	4,000,000	3,622,120
STARM Mortgage Loan Trust Series 2007-1, Class 1A1 6.53%(3)	02/25/37	1,336,110	738,278
STARM Mortgage Loan Trust Series 2007-2, Class 2A1 5.49%(3)	04/25/37	79,374	43,830
STARM Mortgage Loan Trust Series 2007-3, Class 1A1 6.76%(3)	06/25/37	1,693	829
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 2A 5.41%(3)	09/25/34	276,286	267,660
Structured Adjustable Rate Mortgage Loan Trust Series 2004-14, Class 2A 6.17%(3)	10/25/34	606,115	593,967
Structured Adjustable Rate Mortgage Loan Trust Series 2006-5, Class 1A1 4.97%(3),(9)	06/25/36	1,217,709	1,108,350
Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A5 4.87% (1 mo. USD Term SOFR + 0.554%)(2)	09/25/47	10,991,463	9,644,925
Towd Point Mortgage Trust Series 2018-2, Class B1 3.79%(1),(3)	03/25/58	13,050,000	11,247,024
WaMu Mortgage Pass-Through Certificates Trust Series 2004-AR14, Class A1 5.35%(3)	01/25/35	1,834,921	1,686,112
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR14, Class 2A1 5.01%(3)	12/25/35	271,405	247,556
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR18, Class 1A1 5.12%(3)	01/25/36	616,434	588,423
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR11, Class 1A 5.71% (1 yr. MTA + 0.960%)(2),(9)	09/25/46	1,760,891	1,437,960
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR17, Class 1A1A 4.23% (1 yr. MTA + 0.810%)(2)	12/25/46	1,790,757	1,533,939
Washington Mutual Asset-Backed Certificates WMABS Trust Series 2007-HE2, Class 2A1 4.63% (1 mo. USD Term SOFR + 0.314%)(2)	02/25/37	15,071,272	4,608,513
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-1, Class 3A2 5.75%	02/25/36	437,019	398,510
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-5, Class 1A1 5.03% (1 mo. USD Term SOFR + 0.714%)(2),(9)	07/25/36	955,955	691,891
Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2002-AR1, Class 1A1 6.77%(3)	11/25/30	11,966	12,035
Wells Fargo Home Equity Asset-Backed Securities Trust Series 2007-1, Class A3 5.07% (1 mo. USD Term SOFR + 0.754%)(2)	03/25/37	5,521,000	5,155,254
Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR11, Class A6 7.10%(3),(9)	08/25/36	777,347	699,252

Total Residential Mortgage-Backed Securities—Non-Agency (Cost: $502,343,777)			465,547,769

Total Fixed Income Securities (Cost: $2,228,458,893)			2,015,487,150

TCW Securitized Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

Issues	Shares	Value
MONEY MARKET INVESTMENTS—2.5%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 4.33%(10)	5,421,711	$5,421,711
TCW Central Cash Fund, 4.36%(10),(11)	36,888,383	36,888,383

Total Money Market Investments (Cost: $42,310,094)		42,310,094

Total Investments (122.4%) (Cost: $2,270,768,987)		2,057,797,244

Liabilities In Excess Of Other Assets (-22.4%)		(376,491,424)

Net Assets (100.0%)		$1,681,305,820

TCW Securitized Bond Fund

SCHEDULE OF INVESTMENTS January 31, 2025 (Unaudited)

FUTURES CONTRACTS
Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)

Long Futures
746	U.S. Ultra Long Bond Futures	03/20/25	$91,371,303	$88,377,687	$(2,993,616)
2,759	2-Year U.S. Treasury Note Futures	03/31/25	567,101,198	567,319,375	218,177
1,406	5-Year U.S. Treasury Note Futures	03/31/25	150,172,240	149,585,219	(587,021)

			$808,644,741	$805,282,281	$(3,362,460)

Short Futures
1,123	10-Year U.S. Treasury Note Futures	03/20/25	$(126,597,498)	$(125,074,125)	$1,523,373

Notes to the Schedule of Investments:
ABS	Asset-Backed Securities.
ARM	Adjustable Rate Mortgage.
CLO	Collateralized Loan Obligation.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
P/O	Principal Only Security.
REMICS	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
STRIPS	Separate Trading of Registered Interest and Principal Securities.
TAC	Target Amortization Class.
TBA	To Be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At January 31, 2025, the value of these securities amounted to $535,764,285 or 31.9% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at January 31, 2025.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	Restricted security (Note 3).
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(6)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.
(7)	Security is not accruing interest.
(8)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(9)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(10)	Rate disclosed is the 7-day net yield as of January 31, 2025.
(11)	Affiliated issuer.

TCW Securitized Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

The summary of the TCW Securitized Bond Fund transactions in the affiliated funds for the period ended January 31, 2025 is as follows:

Name of Affiliated Fund	Value at October 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held January 31, 2025	Value at January 31, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$28,651,674	$182,636,709	$174,400,000	36,888,383	$36,888,383	$287,642	$—	$—	$—

Total					$36,888,383	$287,642	$—	$—	$—

TCW Securitized Bond Fund

Investments by Sector (Unaudited)	January 31, 2025

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities—Agency	67.8%
Residential Mortgage-Backed Securities—Non-Agency	27.7
Commercial Mortgage-Backed Securities—Non-Agency	16.6
Asset-Backed Securities	7.8
Money Market Investments	2.5
Commercial Mortgage-Backed Securities—Agency	0.0 **
Other*	(22.4)

Total	100.0%

*	Includes futures, pending trades, interest receivable and accrued expenses payable.
**	Amount rounds to less than 0.1%.

TCW Securitized Bond Fund

Fair Valuation Summary (Unaudited)	January 31, 2025

The following is a summary of the fair valuations according to the inputs used as of January 31, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Residential Mortgage-Backed Securities—Agency	$—	$1,140,278,672	$—	$1,140,278,672
Residential Mortgage-Backed Securities—Non-Agency	—	463,335,045	2,212,724	465,547,769
Commercial Mortgage-Backed Securities—Non-Agency	—	277,968,602	—	277,968,602
Asset-Backed Securities	—	123,553,122	8,136,750	131,689,872
Commercial Mortgage-Backed Securities—Agency	—	2,235	—	2,235

Total Fixed Income Securities	—	2,005,137,676	10,349,474	2,015,487,150

Money Market Investments	42,310,094	—	—	42,310,094

Total Investments	$42,310,094	$2,005,137,676	$10,349,474	$2,057,797,244

Asset Derivatives
Futures Contracts
Interest Rate Risk	1,741,550	—	—	1,741,550

Total Investments	$44,051,644	$2,005,137,676	$10,349,474	$2,059,538,794

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(3,580,637)	$—	$—	$(3,580,637)

Total	$(3,580,637)	$—	$—	$(3,580,637)

Note 1 – Security Valuations

Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. Investments in open-end mutual funds including money market funds were valued based on the NAV per share as reported by the investment companies. All other securities for which over-the-counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Company’s Board of Directors (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable; they would then be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Foreign currency contracts. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options and Swaptions contracts. Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

Warrants. Warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy.

The summary of the fair valuations according to the inputs used as of January 31, 2025 in valuing the Funds’ investments is listed after the Schedule of Investments for each Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

TCW Core Fixed Income Fund	Asset-Backed Securities	Total
Balance as of October 31, 2024	$3,596,945	$3,596,945
Accrued Discounts (Premiums)	—	—
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation (Depreciation)*	13,888	13,888
Purchases	—	—
Sales	(76,412)	(76,412)
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of January 31, 2025	$3,534,421	$3,534,421

*

The change in unrealized appreciation (depreciation) on securities still held at January 31, 2025 was $13,888 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

TCW Emerging Markets Income Fund	Foreign Government Bonds	Total
Balance as of October 31, 2024	$13,045,056	$13,045,056
Accrued Discounts (Premiums)	—	—
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation (Depreciation)*	3,028,072	3,028,072
Purchases	—	—
Sales	—	—
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of January 31, 2025	$16,073,128	$16,073,128

*

The change in unrealized appreciation (depreciation) on securities still held at January 31, 2025 was $3,028,072 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

TCW Global Bond Fund	Common Stock	Residential Mortgage-Backed Securities — Non-Agency	Total
Balance as of October 31, 2024	$10,420	$90,758	$101,178
Accrued Discounts (Premiums)	—	3,123	3,123
Realized Gain (Loss)	—	(251,639)	(251,639)
Change in Unrealized Appreciation (Depreciation)*	799	249,444	250,243
Purchases	—	7	7
Sales	—	(59,604)	(59,604)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of January 31, 2025	$11,219	$32,089	$43,308

*

The change in unrealized appreciation (depreciation) on securities still held at January 31, 2025 was $250,103 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

TCW Securitized Bond Fund	Asset-Backed Securities	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of October 31, 2024	$—	$2,287,635	$2,287,635
Accrued Discounts (Premiums)	—	—	—
Realized Gain (Loss)	(1,651)	(57,323)	(58,974)
Change in Unrealized Appreciation (Depreciation)*	44,593	306	44,899
Purchases	8,230,936	4,751	8,235,687
Sales	(137,128)	(22,645)	(159,773)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of January 31, 2025	$8,136,750	$2,212,724	$10,349,474

*

The change in unrealized appreciation (depreciation) on securities still held at January 31, 2025 was $45,153 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

Significant unobservable valuation inputs for Level 3 investments as of January 31, 2025 are as follows:

Description	Fair Value at January 31, 2025	Valuation Techniques	Unobservable Input	Price or Price Range	Average Weighted Price	Impact to Valuation If Input Increases
TCW Core Fixed Income Fund
Asset-Backed Securities	$3,534,421	Broker Quote	Offered Quote	$91.309	$91.309	Increase
TCW Emerging Markets Income Fund
Foreign Government Bonds	$16,073,128	Broker Quote	Offered Quote	$17.170 - $19.526	$18.233	Increase
TCW Global Bond Fund
Common Stock	$11,219	Third-Party Vendor	Vendor Prices	$32.615	$32.615	Increase
Residential Mortgage-Backed Securities—Agency	$32,089	Broker Quote	Offered Quote	$7.603	$7.603	Increase
TCW Securitized Bond Fund
Asset-Backed Securities	$4,450,000	Broker Quote	Offered Quote	$100.000	$100.000	Increase
Asset-Backed Securities	$3,686,750	Third-Party Vendor	Vendor Prices	$102.443	$102.443
Residential Mortgage-Backed Securities—Non-Agency	$1,641,337	Broker Quote	Offered Quote	$0.919 - $ 5.521	$1.959	Increase
Residential Mortgage-Backed Securities—Non-Agency	$571,387	Third-Party Vendor	Vendor Prices	$0.493 - $ 9.820	$1.502	Increase

Note 2 – Portfolio Investments

Mortgage-Backed Securities: The Funds may invest in MBS which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Funds may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in values. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions: The Funds may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Dollar Roll Transactions: The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the MBS market. A dollar roll transaction involves a simultaneous sale of securities by a Fund with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by a Fund may decline below the repurchase price of the security and the counterparties may potentially be unable to complete the transaction. There were no such transactions by the Funds for the period ended January 31, 2025.

Repurchase Agreements: The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of January 31, 2025.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. There were no reverse repurchase agreements outstanding during the period ended January 31, 2025.

Securities Lending: The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the period ended January 31, 2025.

Derivatives:

Forward Currency Exchange Contracts: The Funds enter into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked-to-market daily and the change in market value is recorded by the Funds as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding forward currency exchange contracts at January 31, 2025 are disclosed in the Schedule of Investments.

Futures Contracts: The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, and the TCW Securitized Bond Fund utilized futures during the period ended January 31, 2025 to help manage interest rate duration of those Funds. Futures contracts outstanding at January 31, 2025 are listed on the Schedule of Investments.

Options: The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Swap Agreements: The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. See “Swap Agreements” below. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. During the period ended January 31, 2025, the TCW Core Fixed Income Fund held purchased swaptions.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the period ended January 31, 2025, the TCW Core Fixed Income Fund and the TCW Global Bond Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).

Note 3 – Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Funds at January 31, 2025 are listed below:

TCW Securitized Bond Fund

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Bayview Opportunity Master Fund VII LLC Series 2024-EDU1, Class E, 8.36%, due 10/22/2034	11/19/24	$3,642,157	$3,686,750	0.22%
CSMC Trust Series 2021-RP11, Class A1, 1.49%, due 10/25/2061	2/16/24	574,525	576,675	0.03%
CSMC Trust Series 2022-RPL1, Class A1, 0.51%, due 4/25/2061	2/16/24	146,041	127,986	0.01%

		$4,362,723	$4,391,411	0.26%